   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 1996


                                                SECURITIES ACT FILE NO. 33-42939
                                        INVESTMENT COMPANY ACT FILE NO. 811-6420
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                         Post-Effective Amendment No. 5                      /X/


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/


                                Amendment No. 7                              /X/


                        (Check appropriate box or boxes)
                               ------------------

                                FMB FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                   237 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)



                  REGISTRANT'S TELEPHONE NUMBER (800) 453-4234



                                 JOAN V. FIORE
                           237 PARK AVENUE (STE. 910)
                            NEW YORK, NEW YORK 10017
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                               ------------------

                                   Copies to:


                              JAMES J. BURNS, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017


                               ------------------

     It is proposed that this filing will become effective (check appropriate box):


        / /  immediately upon filing pursuant to paragraph (b)



        / /  on (date) pursuant to paragraph (b)



        /X/  60 days after filing pursuant to paragraph (a)(1)



        / /  on (date) pursuant to paragraph (a)(1)



        / /  75 days after filing pursuant to paragraph (a)(2)



        / /  on (date) pursuant to paragraph (a)(2) of Rule 485


     If appropriate, check the following box:

        / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     CALCULATION OF REGISTRATION FEE UNDER


                           THE SECURITIES ACT OF 1993



                                                                              PROPOSED       PROPOSED
                                                            SHARE             MAXIMUM         MAXIMUM
                                                            AMOUNT            OFFERING       AGGREGATE      AMOUNT OF
                                                            BEING            PRICE PER       OFFERING      REGISTRATION
SECURITIES BEING REGISTERED                                REGISTERED          UNIT**         PRICE**          FEE
-------------------------------------------------          --------         ------------   -------------   ------------
Shares of Beneficial Interest Par Value $0.001
  Per Share......................................         Indefinite*            N/A         N/A               N/A
FMB Money Market Fund............................          4,623,530**          $ 1.00    $ 4,623,529.70     $   0.00
FMB Intermediate Government Income Fund..........            756,475**           10.59      8,011,066.32         0.00
FMB Diversified Equity Fund......................             50,727**           16.35        829,380.98         0.00
                                                          ----------            ------    --------------     --------
      FMB Funds, Inc.............................          5,430,732                      $13,463,977.00     $   0.00
                                                          ==========                      ==============     ========
FMB Money Market Fund............................             99,586***         $ 1.00    $    99,586.00     $  34.34
FMB Intermediate Government Income Fund..........             16,294***          10.59        172,550.00        59.50
FMB Diversified Equity Fund......................              1,093***          16.35         17,864.00         6.16
                                                          ----------                      --------------     --------
      FMB Funds, Inc.............................            116,973                      $   290,000.00     $ 100.00
                                                          ===========                     ==============     ========



---------------

  * Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended November 30, 1995 was filed on January 29, 1996.


 ** Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. During fiscal year ended November 30, 1995, Registrant redeemed $374,796,481 worth of securities and used $361,332,504 for reductions pursuant to paragraph (c) of Rule 24f-2. $13,463,977 worth of securities are being utilized for purposes of reduction pursuant to Paragraph (a) of Rule 24e-2 and this Amendment.


    Pursuant to Rule 457(d) under the Securities Act of 1933, the offering prices as calculated on February 16, 1996 are: for FMB Money Market
    Fund - $1.00, for FMB Intermediate Government Income Fund - $10.59, and for FMB Diversified Equity Fund - $16.35.


*** Further, the Funds have elected to register an additional $290,000 worth of shares as indicated above for the minimum $100 filing fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]
                             FMB MONEY MARKET FUND
                                FMB INTERMEDIATE
                             GOVERNMENT INCOME FUND
                                       O
                                  FMB MICHIGAN
                               TAX-FREE BOND FUND
                                       O
                                FMB DIVERSIFIED
                                  EQUITY FUND
                                      O O

                             Consumer Service Class
                                   PROSPECTUS

                                 April 1, 1996



                         SEI Financial Services Company


                                  Distributor


            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FMB-TRUST OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                FMB FUNDS, INC.

                            680 EAST SWEDESFORD ROAD


                           WAYNE, PENNSYLVANIA 19087

                                  800-453-4234

                                   FMB-TRUST
                               INVESTMENT ADVISER

                        FIRST MICHIGAN BANK CORPORATION
                             INVESTMENT SUB-ADVISER


                      SEI FINANCIAL MANAGEMENT CORPORATION
                                 ADMINISTRATOR



                         SEI FINANCIAL SERVICES COMPANY
                                  DISTRIBUTOR



     This Prospectus describes the "Consumer Service Classes" of four mutual funds (collectively, the "Funds" and individually, a "Fund"), which are separate investment portfolios of FMB Funds, Inc. ("FMB Funds" or the "Company"). The Funds, for which FMB-Trust (the "Adviser") and First Michigan Bank Corporation (the "Sub-Adviser") serve as investment adviser and investment sub-adviser, respectively, and which are distributed by SEI Financial Services Company (the "Distributor") and administered by SEI Financial Management Corporation (the "Administrator"), are:


        - FMB Money Market Fund
        - FMB Intermediate Government Income Fund
        - FMB Michigan Tax-Free Bond Fund
        - FMB Diversified Equity Fund

     This Prospectus relates only to the "Consumer Service Class" of each Fund's shares, and no other class of shares of the Fund is offered hereby. INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE MONEY MARKET FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FMB-TRUST OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS. INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


     A Statement of Additional Information ("SAI"), dated April 1, 1996 containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing or calling the Funds at the address and telephone number printed above.


                             ---------------------


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 April 1, 1996.

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
Highlights.........................................................    1
Fund Expenses......................................................    3
Fee Table..........................................................    4
Financial Highlights...............................................    5
Investment Policies of the Funds...................................    8
Description of Securities, Investment Practices and Restrictions...   10
Management of the Funds............................................   18
Fund Share Valuation...............................................   20
Pricing of Fund Shares.............................................   21
Purchase of Fund Shares............................................   23
Individual Retirement Accounts.....................................   25
Exchange Privileges................................................   26
Redemption of Fund Shares..........................................   27
Dividends, Distributions and Federal Income Tax....................   30
Regulatory Matters.................................................   32
Other Information..................................................   33

                                   HIGHLIGHTS


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     FMB MONEY MARKET FUND. The investment objective of the Money Market Fund is to provide investors with a high level of current income, consistent with preservation of capital and liquidity. The Money Market Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding thirteen months and by maintaining a dollar-weighted average portfolio maturity of 90 days or less. Money market instruments in which the Money Market Fund may invest include: securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, bank obligations of certain U.S. and foreign banks, certain U.S. savings and loan obligations, commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements. All investments by the Money Market Fund will be denominated in U.S. dollars. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so.

     FMB INTERMEDIATE GOVERNMENT INCOME FUND. The primary investment objective of the Intermediate Government Income Fund is to provide investors with a high level of current income, consistent with prudent risk of capital. Total return, which includes capital appreciation as well as current income, is a secondary objective of the Intermediate Government Income Fund. Securities held by the Intermediate Government Income Fund will include obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, in the form of U.S. Treasury bills, notes and bonds which have a dollar-weighted average maturity not exceeding seven years; and, mortgage-backed securities and collateralized mortgage obligations which have a dollar-weighted average maturity not exceeding five years. As a matter of operating policy, under normal market conditions, the Intermediate Government Income Fund's dollar-weighted average portfolio maturity will not be less than three years.

     FMB MICHIGAN TAX-FREE BOND FUND. The investment objective of the Michigan Tax-Free Bond Fund is to provide investors with a high level of current income, exempt from both federal and Michigan personal income taxes, while limiting the risk of potential capital loss. The Michigan Tax-Free Bond Fund pursues this objective by investing primarily in debt obligations with short-to-intermediate remaining maturities (less than 15 years) issued by or on behalf of the State of Michigan and its political subdivisions, agencies, and instrumentalities or by other issuers outside the State of Michigan if such obligations pay interest that, in the opinion of counsel to the issuer, is exempt from federal and Michigan personal income tax ("Michigan Municipal Obligations"). The Michigan Tax-Free Bond Fund invests primarily in Michigan Municipal Obligations that present acceptable credit risks in the judgment of the Adviser and that at the time of purchase are rated "investment-grade" or better or are unrated but are determined by the Adviser to be of comparable quality. See Appen-dix A to the SAI for a description of rating categories. The lowest rated investment-grade securities are deemed to have speculative characteristics. As a fundamental policy, under normal market conditions, the Michigan Tax-Free Bond Fund will have at least 80% of its net assets invested in securities the interest on which is exempt from federal income tax and the federal alternative minimum tax. As a matter of operating policy, under normal market conditions, at least 65% of the value of its total assets will be invested in Michigan Municipal Obligations consisting of bonds, as contrasted with notes or bills. For temporary defensive purposes, including times when sufficient Michigan Municipal Obligations may not be available in the marketplace at prices considered by the Adviser to be acceptable, the Adviser may invest more than 20% of the Fund's assets in securities that are subject to federal income tax, Michigan personal income tax or both.

     FMB DIVERSIFIED EQUITY FUND. The primary investment objective of the Diversified Equity Fund is to provide investors with long-term capital appreciation. Income generation is a secondary objective of the Diversified Equity Fund. The Diversified Equity Fund pursues these objectives by investing primarily in common stocks of both domestic and foreign companies. The Diversified Equity Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies because their shares tend to be less liquid than securities of larger companies. Further, stocks of small companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

                             ---------------------

     Each of the Funds is subject to the general risks and considerations associated with the types of investments it may make, as described above and under "Description of Securities, Investment Practices and Restrictions" below. The net asset value of the shares of each of the Funds (other then the Money Market Fund) can be expected to fluctuate. With respect to the Money Market Fund, there can be no assurance of maintaining the value of its shares at a constant $1.00 per share.

MANAGEMENT OF THE FUNDS

     FMB-Trust acts as investment adviser and First Michigan Bank Corporation acts as investment sub-adviser to the Funds. For its services, the Adviser receives a fee from each Fund at an annual rate that is based on the Fund's average daily net assets. The Adviser, at no additional expense to the Fund, remits to the Sub-Adviser a portion of its fee as determined by agreement with the Sub-Adviser from time to time for the services performed by the Sub-Adviser. See "Fee Table" and "Management of the Funds" in this Prospectus.


     The Distributor distributes the Funds' shares, for which it may receive certain additional fees. The Administrator provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets.

PURCHASE OF SHARES

     Shares of the Consumer Service Class of the Funds are offered at net asset value plus a sales load, where applicable, except for the Money Market Fund which is offered at net asset value. See "Fund Share Valuation," "Pricing of Fund Shares" and "Purchase of Fund Shares." Purchases may be made through an authorized broker or financial institution, including FMB-Brokerage Services, Inc., an affiliate of the Adviser and Sub-Adviser, by mail or by wire. Purchases may only be made in cash (except for certain in-kind purchases with acceptable securities) with a minimum initial investment of $500 (the $500 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs")). Subsequent investments may be made for as little as $50.

REDEMPTION OF SHARES

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Requests for redemptions may be placed through an authorized broker or financial institution, including FMB-Brokerage Services, Inc., an affiliate of the Adviser and Sub-Adviser, by mail or by telephone. The Funds reserve the right to redeem, upon not less than 30 days' notice, all shares in a Fund account (other than the account of an IRA investor) which has been reduced by redemptions to a value below $500.

DIVIDENDS AND DISTRIBUTIONS

     The Diversified Equity Fund will declare and pay as a dividend substantially all of its net income quarterly. The other Funds will declare dividends of substantially all of their net income daily and accrue and pay those dividends monthly. Any net capital gains of a Fund will be distributed at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund unless cash payment is requested by a shareholder.

                                 FUND EXPENSES


     The following fee table is provided to assist investors in understanding the various costs and expenses that a shareholder can expect to incur as an investor in the Consumer Service Class of a Fund, based upon the Fund's operating expenses for the year ended November 30, 1995.

                                   FEE TABLE


                                                           FMB            FMB
                                              FMB      INTERMEDIATE    MICHIGAN         FMB
                                             MONEY      GOVERNMENT     TAX-FREE     DIVERSIFIED
                                             MARKET       INCOME         BOND         EQUITY
                                              FUND         FUND          FUND          FUND
                                             ------    ------------    ---------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on the
  Purchase of Shares (as a percentage of
  offering price).........................    0.00%        3.00%          3.00%         4.00%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees.............................    0.35%        0.45%          0.55%         1.00%
12b-1 Fees (after waivers)+...............    0.00%        0.00%          0.00%         0.00%
Other Expenses (after reimbursement)*.....    0.30%        0.33%          0.15%         0.50%
                                             ------       -----        ---------       -----
    Total Fund Operating Expenses (after
      waivers and reimbursement)**........    0.65%        0.78%          0.70%         1.50%
                                             =======   ============    ==========   ==========



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return*** and (2) redemption at the end of each time period:



                                                           FMB            FMB
                                              FMB      INTERMEDIATE    MICHIGAN         FMB
                                             MONEY      GOVERNMENT     TAX-FREE     DIVERSIFIED
                                             MARKET       INCOME         BOND         EQUITY
                                              FUND         FUND          FUND          FUND
                                             ------    ------------    ---------    -----------
1 year....................................    $  7         $ 38          $  37         $  55
3 years...................................    $ 21         $ 54          $  52         $  86
5 years...................................    $ 36         $ 72          $  68         $ 119
10 years..................................    $ 81         $124          $ 114         $ 212


---------------


  * Other Expenses include, but are not limited to, administrative service, legal, audit, insurance, printing and registration fees. Other Expenses would be 0.63% for the Michigan Tax-Free Bond Fund absent reimbursement.



 ** Absent such waivers and reimbursement, Total Fund Operating Expenses would be 0.90% for the Money Market Fund, 1.13% for the Intermediate Government Income Fund, 1.53% for the Michigan Tax-Free Bond Fund and 1.85% for the Diversified Equity Fund.



*** THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A
    REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; THE ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE ASSUMED RATE.


  + Absent waivers, 12b-1 Fees would be 0.25%, 0.35%, 0.35% and 0.35%, respectively, for the Money Market Fund, Intermediate Government Income Fund, Michigan Tax-Free Bond Fund and Diversified Equity Fund.

     Long-term shareholders in mutual funds with 12b-1 fees such as those provided for under the Company's Distribution Plan with respect to the Consumer Service Class of each Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The Funds will comply with the limitations on sales charges imposed by NASD rules.

                                FMB FUNDS, INC.
                             CONSUMER SERVICE CLASS

     The following financial highlights have been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements, which includes this data, is included in the SAI. This information should be read in conjunction with the Financial Statements and notes thereto which are included in the SAI. The SAI may be obtained by shareholders by writing or calling at the address or telephone number printed on the cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS


                                                   FMB MONEY MARKET FUND
                                 ---------------------------------------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
FOR A SHARE OUTSTANDING          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
THROUGHOUT EACH PERIOD               1995           1994           1993          1992*
-------------------------------- ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period........................     $1.000         $1.000         $1.000         $1.000
                                 ------------   ------------   ------------   ------------
Income from Investment
  Operations:
  Net investment income.........      0.051          0.035          0.029          0.035
                                 ------------   ------------   ------------   ------------
Less dividends from net
  investment income.............     (0.051)        (0.035)        (0.029)        (0.035)
                                 ------------   ------------   ------------   ------------
Net Asset Value, End of
  Period........................     $1.000         $1.000         $1.000         $1.000
                                 ============   ============   ============   ============
Total return (not reflecting
  sales load)...................       5.28%          3.51%          2.97%          3.67%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's).....................    $17,489         $7,154         $1,485           $208
  Ratios of Expenses to Average
    Net Assets..................       0.65%          0.68%          0.32%          0.39%
  Ratios of Expenses before
    effect of waivers...........       0.65%          0.70%          0.68%          1.03%
  Ratios of Net Investment
    Income to Average Net
    Assets......................       5.16%          3.46%          2.91%          3.46%
---------------
  * Fund Commenced Operations on
    December 2, 1991.

                                          FMB INTERMEDIATE GOVERNMENT INCOME FUND
                                 ---------------------------------------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
FOR A SHARE OUTSTANDING          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
THROUGHOUT EACH PERIOD               1995           1994           1993          1992*
-------------------------------- ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period........................     $9.66         $10.46          $10.10        $10.00
                                 ------------   ------------   ------------   ------------
Income from Investment
  Operations:
    Net investment income.......      0.61           0.57            0.59          0.58
    Net gain (loss) on
      securities (both realized
      and unrealized)...........      0.58          (0.80)           0.36          0.10
                                 ------------   ------------   ------------   ------------
    Total from Investment
      Operations................      1.19          (0.23)           0.95          0.68
                                 ------------   ------------   ------------   ------------
Less Distributions:
    Dividends from net
      investment income.........     (0.61)         (0.57)          (0.59)        (0.58)
                                 ------------   ------------   ------------   ------------
Net Asset Value, End of
  Period........................    $10.24          $9.66          $10.46        $10.10
                                 ============   ============   ============   ============
Total Return (not reflecting
  sales load)...................     12.64%         (2.23%)          9.60%         6.95%
Ratios/Supplemental Data:
    Net Assets, End of Period
      (000's)...................    $7,610         $9,718        $ 10,872        $5,440
    Ratios of Expenses to
      Average Net Assets........      0.78%          0.83%           0.50%         0.61%
    Ratios of Expenses before
      effect of waivers.........      0.78%          0.85%           0.78%         1.08%
    Ratios of Net Investment
      Income to Average Net
      Assets....................      6.09%          6.45%           5.66%         5.67%
    Portfolio Turnover Rate.....        27%            20%             17%           29%
---------------
  * Fund Commenced Operations on
    December 2, 1991.

                                              FMB MICHIGAN TAX-FREE BOND FUND
                                 ---------------------------------------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
FOR A SHARE OUTSTANDING          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
THROUGHOUT EACH PERIOD               1995           1994           1993          1992*
-------------------------------- ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period........................      $9.97         $10.61         $10.24        $10.00
                                 ------------   ------------   ------------   ------------
Income from Investment
  Operations:
    Net investment income.......       0.49           0.47           0.49          0.46
    Net gain (loss) on
      securities (both realized
      and unrealized)...........       0.82          (0.63)          0.37          0.24
                                 ------------   ------------   ------------   ------------
    Total from Investment
      Operations................       1.31          (0.16)          0.86          0.70
                                 ------------   ------------   ------------   ------------
Less Distributions:
    Dividends from net
      investment income.........      (0.49)         (0.47)         (0.49)        (0.46)
    Realized capital gains......          0          (0.01)             0             0
                                 ------------   ------------   ------------   ------------
Net Asset Value, End of
  Period........................     $10.79          $9.97         $10.61        $10.24
                                 ============   ============   ============   ============
Total Return (not reflecting
  sales load)...................      13.21%         (1.49%)         8.53%         7.17%
Ratios/Supplemental Data:
    Net Assets, End of Period
      (000's)...................   $ 12,619       $ 12,249       $ 14,771        $4,572
    Ratios of Expenses to
      Average Net Assets........       0.70%          0.51%          0.35%         0.46%
    Ratios of Expenses before
      effect of waivers/
      reimbursements............       1.18%          1.19%          1.38%         2.72%
    Ratios of Net Investment
      Income to Average Net
      Assets....................       4.62%          4.50%          4.59%         4.50%
    Portfolio Turnover Rate.....         35%            22%            13%           30%
---------------
  * Fund Commenced Operations on
    December 2, 1991.

                                                FMB DIVERSIFIED EQUITY FUND
                                 ---------------------------------------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
FOR A SHARE OUTSTANDING          NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
THROUGHOUT EACH PERIOD               1995           1994           1993          1992*
-------------------------------- ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period........................    $11.44         $11.37         $11.61         $10.00
                                 ------------   ------------   ------------   ------------
Income from Investment
  Operations:
  Net investment income.........      0.12           0.07           0.09           0.10
  Net gain (loss) on securities
    (both realized and
    unrealized).................      3.13           0.08          (0.25)          1.60
                                 ------------   ------------   ------------   ------------
  Total from Investment
    Operations..................      3.25           0.15          (0.16)          1.70
                                 ------------   ------------   ------------   ------------
Less Distributions:
  Dividends from net investment
    income......................     (0.11)         (0.08)         (0.08)         (0.09)
                                 ------------   ------------   ------------   ------------
Net Asset Value, End of
  Period........................    $14.58         $11.44         $11.37         $11.61
                                 ============   ============   ============   ============
Total Return (not reflecting
  sales load)...................     28.54%          1.34%         (1.40%)        17.16%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's).....................    $5,833         $4,985         $5,634         $3,377
  Ratios of Expenses to Average
    Net Assets..................      1.50%          1.61%          1.50%          1.64%
  Ratios of Expenses before
    effect of
    waivers/reimbursements......      1.50%          1.61%          1.53%          2.29%
  Ratios of Net Investment
    Income to Average Net
    Assets......................      0.92%          0.69%          0.82%          0.97%
  Portfolio Turnover Rate.......        20%            49%            22%             5%
---------------
* Fund Commenced Operations on
  December 2, 1991.


                        INVESTMENT POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus, which are fundamental. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all as described further below. The SAI also contains more specific descriptions of investment restrictions which govern the investments of the Funds.

     FMB MONEY MARKET FUND. The Money Market Fund, a diversified portfolio, invests only in U.S. dollar-denominated "Eligible Securities" that the Board of Directors of the Company, or the Adviser on its behalf, determines present minimal credit risks and that have remaining maturities not exceeding thirteen months, as defined in Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Money

Market Fund will endeavor to maintain a net asset value of $1.00 per share; however, there is no assurance that this objective will be achieved.

     The Money Market Fund may invest only in:

          (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities;

          (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances, interest bearing demand accounts or other short-term obligations of U.S. or foreign banks which have more than $500 million in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC;

          (iii) negotiable certificates of deposit and time deposits of U.S. savings and loan associations that have more than $1 billion in total assets at the time of investment;

          (iv) commercial paper rated at the date of purchase P-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("S&P"), provided that investments in commercial paper in the lowest of the rating categories described above does not exceed five percent of total assets and that investments in any single issuer of commercial paper rated P-2 or A-2 does not exceed one million dollars or one percent of the total assets of the Money Market Fund at the time of such investment; and

          (v) repurchase agreements relating to any of the foregoing instruments which are fully collateralized by the instruments described in (i), above.

     FMB INTERMEDIATE GOVERNMENT INCOME FUND. The Intermediate Government Income Fund, a diversified portfolio, invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities in the form of U.S. Treasury bills, notes and bonds, mortgage-backed securities and collateralized mortgage obligations. As a fundamental policy, under normal market conditions, the Intermediate Government Income Fund invests at least 65% of its assets in such securities. Certain of these securities may be subject to repurchase agreements and this Fund also may engage in transactions in interest rate futures contracts and options thereon. For a further description of these securities and other investment activities, see "Description of Securities, Investment Practices and Restrictions" below.

     FMB MICHIGAN TAX-FREE BOND FUND. The Michigan Tax-Free Bond Fund, a non-diversified portfolio, purchases primarily Michigan Municipal Obligations that, at the time of purchase, are rated investment-grade or better by Moody's or S&P or are unrated but are determined by the Adviser to be of comparable quality, and/or are fully collateralized by U.S. Government securities. The Michigan Tax-Free Bond Fund will have, under normal market conditions, at least 80% of its net assets invested in securities paying interest that is exempt from federal income tax and the federal alternative minimum tax, with at least 65% of the value of its total assets invested in

Michigan Municipal Obligations consisting of bonds, as contrasted with notes or bills. The remaining assets of this Fund may be invested in bank obligations, commercial paper, corporate debt securities, mortgage-related securities and other asset-backed securities.

     FMB DIVERSIFIED EQUITY FUND. The Diversified Equity Fund, a diversified portfolio, may invest in a broad range of common stocks of both domestic and foreign issuers. The Adviser also may invest in other securities in addition to common stock, such as preferred stocks, debt securities convertible into common stocks and warrants or other rights to acquire common stocks. The Diversified Equity Fund will not invest more than 5% of its net assets in warrants, including no more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges. Under normal market conditions, the Diversified Equity Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. The Diversified Equity Fund may also invest in American Depositary Receipts ("ADRs"), as described below in "Description of Securities, Investment Practices and Restrictions -- Investment in Foreign Securities." For temporary defensive purposes and to meet anticipated liquidity needs, the Diversified Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements fully collateralized by U.S. Government securities (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment-grade or better by Moody's or S&P.

     The following Section describes in greater detail different types of securities, investment practices and restrictions of the various Funds.

                     DESCRIPTION OF SECURITIES, INVESTMENT
                           PRACTICES AND RESTRICTIONS

     U.S. GOVERNMENT SECURITIES (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have maturities of 10 to 30 years, are direct obligations of the United States.

     Other U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     MICHIGAN MUNICIPAL OBLIGATIONS (FMB Michigan Tax-Free Bond Fund only). The municipal obligations which the Michigan Tax-Free Bond Fund may purchase include fixed and floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. The Michigan Tax-Free Bond Fund will only purchase Michigan Municipal Obligations that, at the time of purchase, are rated investment-grade or better by Moody's or S&P or are unrated but are determined by the Adviser to be of comparable quality, and/or are fully collateralized by U.S. Government securities. The Michigan Tax-Free Bond Fund's concentration in investments in Michigan Municipal Obligations will subject the Fund to greater risk with respect to its portfolio securities than an investment company that is permitted to invest in a broader range of investments, because changes in the financial condition or market assessment of issuers of Michigan Municipal Obligations generally may cause substantial fluctuations in the Fund's yield and price of Fund shares. Also, political or economic developments that affect one such security might affect the other securities. See "Special Factors Affecting the Michigan Tax-Free Bond Fund" in the SAI.

     BANK AND SAVINGS AND LOAN OBLIGATIONS (All Funds except FMB Intermediate Government Income Fund). These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC.

     COMMERCIAL PAPER (All Funds except FMB Intermediate Government Income
Fund). Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Money Market Fund purchases only commercial paper that is rated at the time of purchase, P-2 or better by Moody's or A-2 or better by S&P, and is deemed to present minimal credit risks. The Money Market Fund limits its purchases of commercial paper in the lowest of the rating categories described above to five percent of its total assets. The Money Market Fund also limits its investment in any single issuer of commercial paper rated P-2 or A-2 to the lesser of one million dollars or one percent of the total assets of the Money Market Fund at the time of investment in such commercial paper.

     REPURCHASE AGREEMENTS (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the purchaser (a Fund) at a mutually agreed upon time and price. For certain purposes, these agreements may be considered to be loans by the purchaser (a Fund) collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines approved by the Board of Directors of the Company (the "Board of Directors"). While the maturity of the securities underlying a repurchase agreement transaction may be more than one year, the term of the repurchase agreement generally will be seven days or less. A repurchase agreement with a maturity of more than seven days will be treated as an illiquid security for the purposes described below (under "Illiquid or Restricted Investments"). In the event of default by the seller under a repurchase agreement, a Fund could experience losses that include (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement, and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds except FMB Intermediate Government Income Fund). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities typically will have a nominal maturity of over one year but will give the holder the right to "put" the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Money Market Fund will only purchase demand instruments which provide that the Fund may receive the principal amount of the note on seven or fewer days notice.

     The Funds also may buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including situations in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (FMB Michigan Tax-Free Bond Fund only). The Michigan Tax-Free Bond Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Michigan Tax-Free Bond Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in the segregated account. The Michigan Tax-Free Bond Fund does not pay for when-issued securities until they are delivered. Although it would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Michigan Tax-Free Bond Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so, and may realize short-term profits or losses upon such a sale.

     MORTGAGE-RELATED SECURITIES (FMB Intermediate Government Income Fund only). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgaged-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees issued by governmental entities.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     INVESTMENT IN FOREIGN SECURITIES (FMB Diversified Equity Fund and FMB Money Market Fund only). The Diversified Equity Fund and the Money Market Fund may invest in securities of foreign private issuers that are denominated in and pay interest in U.S. dollars. In addition, the Diversified Equity Fund may invest in ADRs. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The Diversified Equity Fund treats ADRs as interests in the underlying securities for purposes of its investment policies.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. Investments in ADRs are subject to some, but not all, of the foregoing risks.

     OPTIONS ON SECURITIES AND INDICES OF SECURITIES (FMB Intermediate Government Income Fund and FMB Diversified Equity Fund only). The FMB Intermediate Government Income Fund and the FMB Diversified Equity Fund may purchase and write (i.e., sell) call options ("calls") and put options ("puts") on securities and indices of securities. In the case of the FMB Intermediate Government Income Fund, such options will only involve debt securities and indices of debt securities; in the case of the FMB Diversified Equity Fund, such options will only involve common stocks and indices of common stocks.

     When a Fund purchases an option, it pays a premium in return for the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at the exercise price at any time during the option period (usually not more than nine months in the case of common stock or fifteen months in the case of debt securities). If an option is not exercised or sold, it will become worthless on its expiration date. If an option is purchased and becomes worthless on its expiration date, the Fund will have lost the premium, which will result in a reduction in the Fund's net asset value or total return.

     When a Fund writes an option, it receives a premium and gives the purchaser the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at any time during the option period at a fixed exercise price, regardless of market price changes during the option period. If a call written by a Fund is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security or index over the exercise price; if a put written by a Fund is exercised, the Fund may be required to buy the underlying security or index at a disadvantageous price above the market price.

     Any option written by a Fund will be "covered" throughout the life of the option. A call is "covered" if the Fund (i) owns the optioned securities, (ii) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value sufficient to enable the Fund to purchase the optioned securities or index or (iii) owns an offsetting call option. A put is "covered" if the Fund
(i) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value equal to the exercise price of the put or (ii) owns an offsetting put option.

     Options on securities generally settle by physical delivery of the underlying security. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are generally cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying securities exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option) at the time the option is exercised.

     A Fund will realize a gain (or loss) on a closing purchase transaction with respect to an option previously written by the Fund if the premium, plus commission costs, paid to purchase the option is less (or greater) than the premium, less commission costs, received on the sale of the option. A gain also will be realized if an option which the Fund has written lapses unexercised, because the Fund would retain the premium.

     There can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     FUTURES CONTRACTS (FMB Intermediate Government Income Fund and FMB Diversified Equity Fund only). The Intermediate Government Income Fund may purchase and sell interest rate futures contracts and options thereon as a hedge against changes in interest rates, provided that not more than 5% of the Fund's net assets are committed to such contracts and options thereon for purposes other than bona fide hedging. See the SAI for further information about interest rate futures contracts and options thereon.

     The Diversified Equity Fund may enter into stock index futures contracts and options thereon, in order to protect the value of its common stock investments, provided that not more than 5% of the Fund's assets are committed to such contracts and options thereon for purposes other than bona fide hedging. See the SAI for further information about stock index futures contracts and options thereon.

     UNRATED INVESTMENTS (All Funds). Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund and, in the case of the Money Market Fund, if they are purchased in accordance with the respective Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the Act.

     FIXED INCOME SECURITIES (All Funds). The FMB Money Market Fund, the Intermediate Government Income Fund and the Michigan Tax-Free Bond Fund will invest primarily in fixed income securities. As interest rates increase, the value of the fixed income securities held by a Fund tends to decrease. This effect will be more pronounced with respect to investments by a Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes, as well as with respect to investments in fixed income securities with longer maturities.

     LOANS OF PORTFOLIO SECURITIES (All Funds except FMB Intermediate Government Income Fund). To increase current income, each Fund may lend portfolio securities comprising up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information about portfolio security lending, see the SAI.

     BORROWING AND LENDING POLICIES (All Funds). As a matter of fundamental policy, (i) no Fund may borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings are outstanding), and (ii) no Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

     ILLIQUID OR RESTRICTED INVESTMENTS (All Funds). The Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. It is the policy of each Fund that illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount on seven days' notice or less, securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange and restricted securities which are determined to be "illiquid") may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. Each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A Securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A Security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio.

     OTHER MUTUAL FUNDS (All Funds). Each of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of the Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     DIVERSIFICATION AND CONCENTRATION POLICIES (All Funds). Each Fund (except the Michigan Tax-Free Bond Fund) is a diversified fund. As such, each such Fund will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. The Money Market Fund may be subject to additional diversification obligations pursuant to Rule 2a-7 under the Act. The Michigan Tax-Free Bond Fund is non-diversified.

     Also, each Fund will not invest more than 25% of its total assets in the securities of any one industry, excluding the Money Market Fund which may invest more than 25% of its total assets in instruments issued by domestic banks. For this purpose, U.S. Government securities (and repurchase agreements related thereto) and Michigan Municipal Obligations are not considered securities of a single industry.

                            MANAGEMENT OF THE FUNDS



     THE DIRECTORS AND OFFICERS. The business and affairs of each Fund are managed under the direction of the Board of Directors. Additional information about the Directors, as well as the Funds' executive officers, is set forth in the SAI under the heading "Management."



     THE ADVISER AND SUB-ADVISER. The Adviser, FMB-Trust, is a wholly owned subsidiary of the Sub-Adviser, First Michigan Bank Corporation (together with FMB-Trust, "FMB"). As of November 30, 1995, the Adviser, together with its affiliates, was providing investment services, through its portfolio managers, with respect to trust and bank assets in excess of $2 billion.



     The Investment Management group at FMB is led by Mr. Stanley P. Roberts, Senior Vice President and Director of Investments, with over twenty years of investment management experience with FMB. Mr. Duane C. Carpenter, Senior Portfolio Manager, with eight years of investment management experience at FMB, has been primarily responsible for the day-to-day management of the FMB Money Market Fund since November 1993 and the FMB Intermediate Government Income Fund since its inception. Mr. Daniel S. VanTimmeren, Assistant Vice President and Senior Portfolio Manager, with eleven years of investment management experience with FMB, has been primarily responsible for the day-to-day management of the FMB Michigan Tax-Free Bond Fund since inception and the FMB Diversified Equity Fund since November 1993.



     Pursuant to an Advisory Agreement, the Adviser manages the investment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers that are selected by it in its discretion. Pursuant to a Sub-Advisory Agreement and subject to the supervision of the Adviser, the Sub-Adviser monitors approved lists of broker-dealers, repurchase dealers and commercial paper issuers, obtains and analyzes performance and market pricing information, and performs such other services as delegated to it by the Adviser from time to time.



     For the advisory services it provides to the Money Market Fund, the Adviser is entitled to receive fees at annual rates of 0.35% of the first $500 million of average net assets, 0.30% of the next $500 million of such assets, and 0.25% of such assets in excess of $1 billion. For the advisory services it provides to the other Funds, the Adviser is entitled to receive fees at annual rates of 0.45% of the average daily net assets in the Intermediate Government Income Fund, 0.55% of the average daily net assets in the Michigan Tax-Free Bond Fund, and 1.00% of the average daily net assets in the Diversified Equity Fund. Such fees are payable monthly. Pursuant to the Sub-Advisory Agreement, the Adviser, at no additional expense to the Fund, remits a portion of its fee as determined by agreement with the Sub-Adviser from time to time for the services provided by the Sub-Adviser.

     Purchase and sale orders of the portfolio securities held by each Fund may be combined with those of other accounts that the Adviser manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Adviser determines that a particular security should be bought or sold for a Fund and other accounts managed by the Adviser, the Adviser undertakes to allocate those transactions among the participants equitably.


     THE DISTRIBUTOR AND ADMINISTRATOR. Pursuant to a Distribution Agreement, the Distributor, whose address is 680 East Swedesford Road, Wayne, Pennsylvania 19087, acts as distributor of the Funds. The Distributor is a wholly-owned subsidiary of SEI Corporation ("SEI"), a leading provider of investment services to banks, institutional investors, investment advisers and insurance companies.


     Under the Distribution Plan (the "Plan") adopted by the Company with respect to the Consumer Service Class of each Fund, each Fund may reimburse the Distributor monthly (subject to a limit of 0.35% per annum of each Fund's Consumer Service Class average daily net assets, except in the case of the Money Market Fund in which case the limit shall be 0.25% per annum of those Funds' Consumer Service Class's average daily net assets) for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Classes. These costs and expenses include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares of the Consumer Service Classes held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors and (v) such other similar services as the Board of Directors determines to be reasonably calculated to result in the sale of shares of the Consumer Service Classes of the Funds. Each Fund's Consumer Service Class will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund's Consumer Service Class will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund in that year.


     The Company has entered into an Administration Agreement with the Administrator pursuant to which the Administrator, a wholly-owned subsidiary of SEI, provides certain administrative services, other than investment advisory services, necessary for each Fund's operations, including all regulatory reporting, accounting services and all necessary office space, equipment, personnel and facilities. For these services, the Administrator receives from each Fund a fee, payable monthly, at a maximum annual rate of 0.20% of each Fund's average daily net assets. The Administrator also serves as transfer agent for the Company.

                             ---------------------



     Each Fund bears all costs of its operations other than expenses specifically assumed by the Distributor, the Adviser, the Sub-Adviser or the Administrator. The costs borne by the Funds include legal and accounting expenses, Directors' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the portfolio securities of a Fund, expenses of registering and qualifying the shares of the Funds for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence, and of shareholders' meetings, and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series; these expenses are being amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Fund expenses directly attributable to a Fund are charged to that Fund. All other expenses are allocated appropriately among all the Funds in the Fund group in relation to the net assets of each Fund or as is otherwise determined to be fair and equitable by the Board of Directors.


                              FUND SHARE VALUATION

     The net asset value per share is calculated as of 12:00 noon (New York time) for the Money Market Fund and as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m. (New York time)) for the other three Funds, Monday through Friday, except for the following business holidays with respect to all of the Funds: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the following additional business holidays with respect to the Money Market Fund: Martin Luther King's Birthday, Lincoln's Birthday, Columbus Day and Veteran's Day.


     The net asset value per share of the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund is computed by dividing the value of its net assets attributed to a class of shares by the total number of the Funds' outstanding shares for that class. All expenses, including fees paid to the Adviser, Distributor and the Administrator, are accrued daily and taken into account for the purpose of determining the net asset value. In calculating net asset value, each such Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Funds may determine the market value of individual portfolio securities by using prices provided by one or more professional independent pricing services to determine reliable market quotations for securities held by a Fund. See the SAI for a more complete description of these Funds' valuation methods. The Money Market Fund uses the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this objective can be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                             PRICING OF FUND SHARES

     Orders for purchases of shares of the Consumer Service Classes will be executed at the net asset value per share plus any applicable sales load (the "Public Offering Price") next determined after an order has become effective. There are no sales loads charged on purchases of shares of the Money Market Fund. Sales loads relating to the Consumer Service Classes of the other three Funds (the "Load Funds") are as follows:

                  FMB INTERMEDIATE GOVERNMENT INCOME FUND AND
                        FMB MICHIGAN TAX-FREE BOND FUND

                                           SALES LOAD AS A       AMOUNT OF SALES
                                            PERCENTAGE OF        LOAD REALLOWED
                                         --------------------     TO DEALERS AS
                                          PUBLIC       NET       A PERCENTAGE OF
                                         OFFERING     AMOUNT     PUBLIC OFFERING
           AMOUNT OF INVESTMENT           PRICE      INVESTED         PRICE
    -----------------------------------  --------    --------    ---------------
    Less than $100,000.................    3.00%       3.09%           2.75%
    $100,000 but less than $250,000....    2.50%       2.56%           2.25%
    $250,000 but less than $500,000....    2.00%       2.04%           1.75%
    $500,000 but less than
      $1,000,000.......................    1.00%       1.01%           0.75%
    $1,000,000 and over................    0.50%       0.50%           0.40%

                          FMB DIVERSIFIED EQUITY FUND

                                           SALES LOAD AS A       AMOUNT OF SALES
                                            PERCENTAGE OF        LOAD REALLOWED
                                         --------------------     TO DEALERS AS
                                          PUBLIC       NET       A PERCENTAGE OF
                                         OFFERING     AMOUNT     PUBLIC OFFERING
           AMOUNT OF INVESTMENT           PRICE      INVESTED         PRICE
    ----------------------------------   --------    --------    ---------------
    Less than $100,000................     4.00%       4.17%           3.75%
    $100,000 but less than $250,000...     3.00%       3.09%           2.75%
    $250,000 but less than $500,000...     2.00%       2.04%           1.75%
    $500,000 but less than
      $1,000,000......................     1.00%       1.01%           0.75%
    $1,000,000 and over...............     0.50%       0.50%           0.40%


     The Distributor reserves the right to change the amount of the sales load reallowed to dealers as a percentage of public offering price from time to time, and at times the Distributor may reallow the entire sales load to such dealers. In such circumstances, dealers may be deemed to be "underwriters" as that term is defined in the Securities Act of 1933.


     The sales loads shown above will not apply to shares purchased by (i) trust, investment management and other accounts managed or administered by the Adviser pursuant to a written management or administration agreement, (ii) any person purchasing shares with the proceeds of a redemption from any registered open-end management investment company (other than another Fund) which assesses a front-end sales charge, (iii) the Distributor or any of its affiliates, (iv) Directors or officers of the Company, (v) directors or officers of the Distributor, the Adviser, the Sub-Adviser or their affiliates or full-time employees of any of the foregoing who have been so employed for not less than 90 days (including members of their immediate families and their retirement plans or accounts), provided the Adviser, Sub-Adviser, Distributor or affiliate, as the case may be, agrees to permit such purchases at net asset value, or (vi) representatives of selling brokers purchasing shares for themselves or for members of their immediate families. Any person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one class of shares over another.

QUANTITY DISCOUNTS IN SALES LOADS -- CUMULATIVE DISCOUNT PROGRAM

     RIGHT OF ACCUMULATION. The reduced sales loads applicable to single purchases of shares may also be applied to subsequent purchases of shares of the Load Funds. Under the Right of Accumulation, the dollar amount of a purchase is added to the net asset value of any other shares of the Load Funds owned at the time by the investor. The sales load applied to the shares being purchased will then be calculated at the rate applicable to the aggregate shares of the Load Funds then owned. For example, if the investor held shares of a Load Fund valued at $90,000 and purchased an additional $20,000 of Load Fund shares (totalling a current account value of $110,000), the sales load for the $20,000 purchase would be at the next lower sales load on the schedule (i.e., the sales load for purchases of $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors or their authorized brokers or financial institutions make a request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales load paid previously on purchases of shares of the Funds. If the investor knows that he or she will be making additional purchases of shares in the future, the investor may wish to consider executing a Letter of Intent as described below.

     LETTER OF INTENT. The schedule of reduced sales loads is also available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Load Fund. Shares of a Load Fund previously purchased during a 90-day period prior to the date of receipt by the Distributor of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, at the net asset value as of the time the Letter of Intent is executed, provided the shareholder or the dealer notifies the Distributor of such prior purchases.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal. The initial purchase under a Letter of Intent must equal at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales loads otherwise applicable to the purchases made during this period and sales loads actually paid. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of a Load Fund purchased during the previous 90-day period and still owned by the shareholder will be included, at net asset value, in determining the applicable sales load reduction. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Distributor.

                            PURCHASE OF FUND SHARES

     All monies received by the Funds, net of any applicable sales loads, are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Company maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement confirming transactions and dividends. The Company reserves the right to reject any purchase order.

     MINIMUM PURCHASE REQUIREMENTS. The minimum initial investment in a Fund is $500, except that, when the investment is for an IRA, the minimum investment is $250. Subsequent investments must be at least $50. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for IRA investments. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

     An investment may be made by using any of the following methods:


     BY MAIL. Shares are available for purchase by new and existing shareholders through the mail by forwarding a completed Purchase Application, in the case of new shareholders, or a check with the proper account information in the case of existing shareholders, along with a check to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526.


     THROUGH AN AUTHORIZED BROKER OR FINANCIAL INSTITUTION. Shares are available to new and existing shareholders through an authorized broker or financial institution such as FMB-Brokerage Services, Inc., an affiliate of the Adviser and the Sub-Adviser, which has entered into a Selling Group Agreement with the Fund's Distributor. To make an investment using this method, simply complete a Purchase Application and contact your authorized broker or financial institution with instructions as to the amount you wish to invest. Your authorized broker or financial institution will then contact the Distributor to place the order on your behalf on that day.

     Completed Purchase Applications received by your authorized broker or financial institution for the Funds (other than the Money Market Fund) prior to the determination of net asset value and transmitted to the Distributor prior to the close of its business day (which is currently 4:00 p.m., New York time), will become effective that day. Orders for the Money Market Fund received by the Distributor prior to 12:00 noon, New York time, on a business day, will become effective that day, if federal funds are received that same day by the Distributor. Authorized brokers or financial institutions which receive orders from their customers are obligated to transmit them to the Distributor promptly. You should receive written confirmation of your order within a few days of the Distributor's receipt of instructions from your authorized broker or financial institution.


     BY WIRE. Investments may be made directly through the use of wire transfers of federal funds. To purchase shares by a federal funds wire, please first contact the Distributor's Wire Desk. The Wire Desk will establish a record of information for the wire to insure the correct processing of monies. You can reach the Wire Desk at 800-453-4234.

     Then, contact your bank and request it to wire monies using the following instructions:


              State Street Bank & Trust Company
              Boston, MA
              ABA #011000028
              Account #99051773
              Attention: FMB Fund Name
              Further Credit to: Your Account Name and
                                  Account Number


     Your bank will normally charge you a fee for handling a federal funds wire transfer.


     As long as you have received and read the Prospectus, you may establish a new account through the Wire Desk, except that IRAs may not be opened in this manner. When new accounts are established by wire, the investor's social security or tax identification number ("TIN") will not be considered certified, and dividends and distributions will be reinvested, until a signed application is received. Should any dividend distributions or redemptions be paid before the TIN is certified, they may be subject to 20% federal tax withholding. With the application, the shareholder can specify an alternative distribution option and add any special features offered by the Fund. Completed applications should be forwarded immediately after making a purchase by wire to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526.



     BY AUTOMATIC INVESTMENT. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Funds through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50 on any day of the month into their established Fund account. The $50 fee may be reduced or waived from time to time by the Fund or the Distributor. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Funds for more information about the Automatic Investment Program.



     BY PAYROLL DIRECT DEPOSITS. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in any of the Funds with no initial investment minimum. Participants in the Payroll Direct Deposit Program may make periodic investments of at least $25 per pay period. The $25 fee may be reduced or waived from time to time by the Fund or the Distributor. Contact the Funds for more information about Payroll Direct Deposits.


     IN-KIND PURCHASES. If accepted by a Fund, shares of a Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund as described in this Prospectus. Securities to be exchanged which are accepted by a Fund will be valued in accordance with the procedures referenced under "Fund Share Valuation" in this Prospectus at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

     The Funds will accept securities for their portfolios in exchange for shares issued by them, but only if: (1) such securities are, at the time of the exchange, eligible to be included in the Fund whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Fund will not exceed 5% of the net assets of the Fund immediately after the transaction; and (4) such securities are consistent with the Fund's investment objectives and policies, as applied by the Adviser, and otherwise acceptable to the Adviser in its sole discretion.

     A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                         INDIVIDUAL RETIREMENT ACCOUNTS


     Any of the Funds may be used as an investment for existing or new IRAs, although the Michigan Tax-Free Bond Fund is unlikely to be an appropriate choice for this purpose. IRAs are subject to a minimum initial investment of $250 in a Fund and applicable contribution limits set by the Internal Revenue Service. If you do not have an existing IRA that permits investments in the Funds, you may establish one, using a special application form available from the FMB Funds, through an account with State

Street Bank & Trust Company as custodian. There is an annual $10.00 per Fund fee with a maximum of $30.00 per year with respect to each such IRA, in addition to fees which may be charged by a bank as trustee. The telephone, wire and checkwriting privileges described below, are not available to IRA investors. For more information about IRA accounts, call the FMB Funds at 800-453-4234.


                              EXCHANGE PRIVILEGES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in an identically registered account by mail or by telephone. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of one Fund for shares of another Fund if shares of the Fund into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. Shares of each class may be exchanged only for shares of the same class in another Fund. The Company may terminate or amend the terms of the exchange privileges at any time. Under SEC rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized.


     Some or all of the shares of the Funds for which payment has been received (i.e. an established account), may be exchanged for shares at their net asset value of other Funds within the Company with similar or lower sales loads or for shares of other Funds within the Company which do not have sales loads. No service fee is imposed. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order. See "Dividends, Distributions and Federal Income Tax" for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may not be taken into account in determining gain or loss on the disposition of those shares.



     EXCHANGE BY MAIL. To exchange Fund shares by mail, send a letter of instruction to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526. The letter of instruction must include: (i) your account number and the registered name(s) on the account, (ii) the name of the Fund from which, and the name of the Fund into which you wish to exchange your investment, (iii) the dollar amount of shares you wish to exchange, and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Signature guarantees by savings banks or notaries public are not acceptable. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     EXCHANGE BY TELEPHONE. To exchange Fund shares by telephone, or if you have any questions, simply call the Funds toll free at 800-453-4234. You should be prepared to give the telephone representative the following information: (i) your account number, TIN and the registered name(s) on the account, (ii) the names of the Fund from which, and the Fund into which, you wish to exchange your investment, and

(iii) the dollar or share amount you wish to exchange. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Telephone exchange privileges are available unless you have declined the option by checking the appropriate "no" box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day on which the Funds are open for business. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the applicable Fund. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a net asset value per share of $1.00.

     If the shares to be redeemed have been purchased by check, the redemption request will be considered not in good order and will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     A Fund will ordinarily send the proceeds of a redemption by check to the shareholder at the address of record on the next business day following the redemption, although the Fund is permitted to take up to seven calendar days to make payment. If the New York Stock Exchange is closed (or trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     You may redeem your shares using any of the following methods:

     THROUGH AN AUTHORIZED BROKER OR FINANCIAL INSTITUTION. You may redeem your shares by contacting your authorized broker or financial institution and instructing them to redeem your shares. They will promptly contact the Distributor and execute the redemption order on your behalf. A redemption of shares is effected based on receipt by the authorized broker or financial institution of the shareholder's redemption request. An authorized broker or financial institution may charge you a fee for this service.

     BY MAIL. You may redeem your shares by sending a letter to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526. To be accepted, a letter requesting redemption must include: (i) the Fund name and the registered name(s) on the account from which you are redeeming shares, (ii) your account number,
(iii) the dollar amount of shares to be redeemed, (iv) the signatures of all registered owners or authorized parties, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable), provided that no signature guarantee is required if the amount to be redeemed is less than $5,000. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     TELEPHONE REDEMPTION BY CHECK. You may redeem your shares by calling the Funds toll free at 800-453-4234. You should be prepared to give the telephone representative the following information: (i) your account number, TIN and the registered name(s) on the account, (ii) the name of the Fund from which you are redeeming shares, and (iii) the dollar amount of shares to be redeemed. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Telephone redemption privileges are available unless you have declined the privilege by checking the appropriate "no" box on the Purchase Application.

     TELEPHONE REDEMPTION BY WIRE. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to a designated account at your personal bank. Wire redemptions for the Money Market Fund generally will be transferred to the designated account on the day the request is received provided that it is received by 12:00 noon (New York time). Your instructions should include: (i) your account number, TIN and the registered name(s) on the account, (ii) the name of the Fund from which you are redeeming shares, (iii) the dollar amount of shares to be redeemed, and (iv) confirmation of your designated bank name and account number. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Wire redemption privileges are available unless you have declined the privilege by checking the appropriate "no" box on your Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf. In order to redeem by wire, a copy of a voided check of the account where proceeds are to be wired must have been attached to the Purchase Application.

     CHECKWRITING. A checkwriting ($500 minimum, no maximum) feature is available with respect to the Money Market Fund. There are no limits on the number of checks that may be written on an account. Checks are free and may be obtained from the Distributor. It is not possible to use a check to close out your account since income will accrue to your account daily from the time a check is written through the time it clears.

     The above-mentioned telephone, wire and checkwriting privileges are not available for IRAs or trust accounts.

     SYSTEMATIC WITHDRAWAL PLAN. A holder of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his account paid on a monthly, quarterly or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

     REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the redemption will not occur.

     REDEMPTION IN KIND. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     REINSTATEMENT PRIVILEGE. A shareholder in the Funds who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 90 days of the original redemption. The shareholder must reinvest in the same Fund and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain or loss may be recognized for Federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired.

     The redemption methods and procedures described above may be modified or terminated at any time by the Funds. If the Funds terminate any redemption methods or procedures, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The following discussion is only a brief summary of some of the important tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Funds intend to operate as "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and capital gain net income, if any, that are distributed to its shareholders, provided that a Fund distributes each tax year (i) at least 90% of its net investment income (including net short-term capital gains), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of this excise tax.


     Except for tax-exempt dividends from the Michigan Tax-Free Bond Fund, all dividends and capital gains are taxable whether they are reinvested in a Fund or received in cash, unless you are exempt from taxation or entitled to tax deferral. Each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Distributions of net long-term capital gains designated by a Fund as a capital gain distribution will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares, and regardless of whether the distributions are reinvested in additional shares or received in cash. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains are taxable to shareholders as ordinary income.

     If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to shareholders would be taxable to such shareholders as ordinary dividend income to the extent of the current and accumulated earnings and profits of the Fund.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

     The Diversified Equity Fund will declare and pay as a dividend substantially all of its net income quarterly. The Money Market Fund, the Intermediate Government Income Fund and the Michigan Tax-Free Bond Fund will declare dividends of substantially all of their net income daily and accrue and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

     Distributions will be reinvested in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five business days prior to the record date, to receive such distributions in cash. Dividends will be paid within five business days after the end of the month in which they are declared.

     In the case of the Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the day prior to the date of redemption. Net investment income of the Money Market Fund for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     If you have not furnished a certified correct TIN (generally your social security number) or have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the TIN listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Certain non-resident aliens will be subject to non-resident alien tax withholding. The amount withheld is dependent on the country of citizenship. For more information, please contact the Company at 800-453-4234.

     Dividends and distributions from the Diversified Equity Fund, the Money Market Fund and the Intermediate Government Income Fund may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

     THE MICHIGAN TAX-FREE BOND FUND. The Michigan Tax-Free Bond Fund intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code.

Exempt-interest dividends are generally exempt from federal income tax. Dividends from the Michigan Tax-Free Bond Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of Michigan and its political subdivisions.

     Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholders liability (if any) under the federal alternative minimum tax under the Code.

     The exemption of interest income for federal income tax purposes and Michigan personal income tax purposes may not result in similar exemptions under the tax law of state and local authorities outside Michigan. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions.

                               REGULATORY MATTERS

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser, the Sub-Adviser and the Company believe that the Adviser or the Sub-Adviser or any of their affiliates may perform the investment advisory services for the Company described in this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Adviser, the Sub-Adviser or any of their affiliates from continuing to perform investment advisory services for the Company.

     If the Adviser, the Sub-Adviser or any of their affiliates were prohibited from performing investment advisory services for the Company, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                               OTHER INFORMATION

CAPITALIZATION

     The Company was organized as a Maryland corporation on September 20, 1991, and currently consists of four separately managed series, each representing an interest in one of the Funds described herein. The Board of Directors may establish additional series in the future. The capitalization of the Company consists of 10,000,000,000 shares of common stock with a par value of $0.001 each. When issued in accordance with the terms and procedures described in this Prospectus, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Company's Board of Directors has authorized the Funds to issue multiple classes of shares. This Prospectus relates only to the Consumer Service Class of shares of the Fund. The Funds currently offer one other class of shares in addition to the Consumer Service Class. The categories of investors that are eligible to purchase shares may be different for each class of a Fund's shares. In addition, other classes of a Fund's shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may effect the relative performance of the different classes of each Fund's shares. Investors may call the Company at 1-800-453-4234 to obtain additional information about other classes of shares of each Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Funds may receive different levels of compensation with respect to one class of shares over another.

VOTING

     Shareholders have the right to vote on the election of Directors and on any and all matters as to which, by law or the provisions of the Articles of Incorporation of the Company, they may be entitled to vote. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Company is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect directors. The Directors are required to call a meeting for the purpose of considering the removal of persons serving as Director, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Capital Stock" in the SAI.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and/or total return information in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and/or total return of a Fund are mandated by the SEC. See "Calculation of Yield and Total Return" in the SAI.

     Quotations of "yield" for the Intermediate Government Income Fund or Michigan Tax-Free Bond Fund are based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued by such Fund during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of "yield" for the Money Market Fund are based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Quotations of "effective yield" for the Money Market Fund are calculated in a manner similar to that used to calculate yield, but include the compounding effect of earnings on reinvested dividends.

     The Michigan Tax-Free Bond Fund may also advertise its "taxable-equivalent yield" or "taxable-equivalent effective yield." Taxable-equivalent yield or taxable-equivalent effective yield is the yield or effective yield that an investment, subject to federal and Michigan personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield or effective yield, respectively, on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and Michigan marginal tax rate). A taxable-equivalent yield or taxable-equivalent effective yield quotation for the Michigan Tax-Free Bond Fund will be higher than the yield or the effective yield quotation respectively for the Michigan Tax-Free Bond Fund.

     A Fund may advertise its "total return." Total return will be calculated for a Fund by (A) subtracting (i) the public offering price (which includes the maximum sales load) of one share at the beginning of the period, from (ii) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share at the beginning of the period or (B) on the basis of net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales loads that would have been paid by an investor, or by assuming that a sales load other than the maximum sales load is assessed, provided that total return data derived pursuant to the calculation described in (A) are also presented. Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance quotations reflect only a Fund's performance during the particular period on which the calculations are based. Performance quotations for a Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund for the fiscal year ended November 30, 1995.

CUSTODY AND TRANSFER AGENCY


     First National Bank of Chicago, which has its principal business address at One First National Plaza, Chicago, Illinois 60670, serves as Custodian. SEI Financial Management Corporation acts as transfer agent to the Company. SEI Financial Management Corporation has sub-contracted certain of the services which it would otherwise be obligated to provide, to Boston Financial Data Services, Inc.


EXPERTS

     Price Waterhouse LLP serves as independent accountants for the Company. Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Distributor's Client Service Department at 800-453-4234.

FMB FUNDS, INC.

680 East Swedesford Road


Wayne, PA 10987

(800) 453-4234

INVESTMENT ADVISER
FMB--TRUST
One Financial Plaza
Holland, MI 49423

INVESTMENT SUB-ADVISER
FIRST MICHIGAN BANK CORPORATION
One Financial Plaza
Holland, MI 49423

DISTRIBUTOR

SEI FINANCIAL SERVICES COMPANY


680 East Swedesford Road


Wayne, PA 10987


ADMINISTRATOR

SEI FINANCIAL MANAGEMENT CORPORATION


680 East Swedesford Road


Wayne, PA 10987


CUSTODIAN

THE FIRST NATIONAL BANK OF CHICAGO

One First National Plaza
Chicago, IL 60670

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP

30 South Seventeenth Street


Philadelphia, PA 19103


LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
425 Lexington Avenue
New York, NY 10017

                                     [LOGO]
                             FMB MONEY MARKET FUND
                                FMB INTERMEDIATE
                             GOVERNMENT INCOME FUND
                                       O
                                  FMB MICHIGAN
                               TAX-FREE BOND FUND
                                       O
                                FMB DIVERSIFIED
                                  EQUITY FUND
                                      O O

                              Institutional Class
                                   PROSPECTUS

                                 April 1, 1996


                         SEI Financial Services Company


                                  Distributor


       SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FMB-TRUST OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                FMB FUNDS, INC.

                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087


                                  800-453-4234


                                   FMB-TRUST
                               INVESTMENT ADVISER

                        FIRST MICHIGAN BANK CORPORATION
                             INVESTMENT SUB-ADVISER


                      SEI FINANCIAL MANAGEMENT CORPORATION
                                 ADMINISTRATOR
                         SEI FINANCIAL SERVICES COMPANY
                                  DISTRIBUTOR



     This Prospectus describes the "Institutional Classes" of four mutual funds (collectively, the "Funds" and individually, a "Fund"), which are separate investment portfolios of FMB Funds, Inc. ("FMB Funds" or the "Company"). The Funds, for which FMB-Trust (the "Adviser") and First Michigan Bank Corporation (the "Sub-Adviser") serve as investment adviser and investment sub-adviser respectively, and which are distributed by SEI Financial Services Company (the "Distributor") and administered by SEI Financial Management Corporation (the "Administrator"), are:


        - FMB Money Market Fund
        - FMB Intermediate Government Income Fund
        - FMB Michigan Tax-Free Bond Fund
        - FMB Diversified Equity Fund

     This Prospectus relates only to the "Institutional Class" of each Fund's shares which only certain investors are qualified to purchase, and no other class of shares of the Fund is offered hereby. INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THE MONEY MARKET FUND ATTEMPTS TO MAINTAIN THE VALUE OF ITS SHARES AT A CONSTANT $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, FMB-TRUST OR ITS AFFILIATES, NOR ARE THEY FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS. INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


     A Statement of Additional Information ("SAI"), dated April 1, 1996 containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing or calling the Funds at the address and telephone number printed above.

                             ---------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 April 1, 1996

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
Highlights.........................................................    1
Fund Expenses......................................................    4
Fee Table..........................................................    4
Financial Highlights...............................................    5
Investment Policies of the Funds...................................    8
Description of Securities, Investment Practices and Restrictions...   10
Management of the Funds............................................   17
Fund Share Valuation...............................................   19
Pricing and Purchase of Fund Shares................................   20
Individual Retirement Accounts.....................................   22
Exchange Privileges................................................   23
Redemption of Fund Shares..........................................   24
Dividends, Distributions and Federal Income Tax....................   26
Regulatory Matters.................................................   28
Other Information..................................................   29

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     FMB MONEY MARKET FUND. The investment objective of the Money Market Fund is to provide investors with a high level of current income, consistent with preservation of capital and liquidity. The Money Market Fund pursues its objective by investing its assets in a broad range of high quality, short-term, money market instruments which have remaining maturities not exceeding thirteen months and by maintaining a dollar-weighted average portfolio maturity of 90 days or less. Money market instruments in which the Money Market Fund may invest include: securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, bank obligations of certain U.S. and foreign banks, certain U.S. savings and loan obligations, commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements. All investments by the Money Market Fund will be denominated in U.S. dollars. The Money Market Fund attempts to maintain the value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so.

     FMB INTERMEDIATE GOVERNMENT INCOME FUND. The primary investment objective of the Intermediate Government Income Fund is to provide investors with a high level of current income, consistent with prudent risk of capital. Total return, which includes capital appreciation as well as current income, is a secondary objective of the Intermediate Government Income Fund. Securities held by the Intermediate Government Income Fund will include obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, in the form of U.S. Treasury bills, notes and bonds which have a dollar-weighted average maturity not exceeding seven years; and, mortgage-backed securities and collateralized mortgage obligations which have a dollar-weighted average maturity not exceeding five years. As a matter of operating policy, under normal market conditions, the Intermediate Government Income Fund's dollar-weighted average portfolio maturity will not be less than three years.

     FMB MICHIGAN TAX-FREE BOND FUND. The investment objective of the Michigan Tax-Free Bond Fund is to provide investors with a high level of current income, exempt from both federal and Michigan personal income taxes, while limiting the risk of potential capital loss. The Michigan Tax-Free Bond Fund pursues this objective by investing primarily in debt obligations with short-to-intermediate remaining maturities (less than 15 years) issued by or on behalf of the State of Michigan and its political subdivisions, agencies, and instrumentalities or by other issuers outside the State of Michigan if such obligations pay interest that, in the opinion of counsel to the issuer, is exempt from federal and Michigan personal income tax ("Michigan Municipal Obligations"). The Michigan Tax-Free Bond Fund invests primarily in Michigan Municipal Obligations that present acceptable credit risks in the judgment of the Adviser and that at the time of purchase are rated "investment-grade" or better or are unrated but are determined by the Adviser to be of comparable quality. See

Appendix A to the SAI for a description of rating categories. The lowest rated investment-grade securities are deemed to have speculative characteristics. As a fundamental policy, under normal market conditions, the Michigan Tax-Free Bond Fund will have at least 80% of its net assets invested in securities the interest on which is exempt from federal income tax and the federal alternative minimum tax. As a matter of operating policy, under normal market conditions, at least 65% of the value of its total assets will be invested in Michigan Municipal Obligations consisting of bonds, as contrasted with notes or bills. For temporary defensive purposes, including times when sufficient Michigan Municipal Obligations may not be available in the marketplace at prices considered by the Adviser to be acceptable, the Adviser may invest more than 20% of the Fund's assets in securities that are subject to federal income tax, Michigan personal income tax or both.

     FMB DIVERSIFIED EQUITY FUND. The primary investment objective of the Diversified Equity Fund is to provide investors with long-term capital appreciation. Income generation is a secondary objective of the Diversified Equity Fund. The Diversified Equity Fund pursues these objectives by investing primarily in common stocks of both domestic and foreign companies. The Diversified Equity Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

                             ---------------------

     Each of the Funds is subject to the general risks and considerations associated with the types of investments it may make, as described above and under "Description of Securities, Investment Practices and Restrictions" below. The net asset value of the shares of each of the Funds (other than the Money Market Fund) can be expected to fluctuate. With respect to the Money Market Fund, there can be no assurance of maintaining the value of its shares at a constant $1.00 per share.

MANAGEMENT OF THE FUNDS

     FMB-Trust acts as investment adviser and First Michigan Bank Corporation acts as investment sub-adviser to the Funds. For its services, the Adviser receives a fee from each Fund at an annual rate that is based on the Fund's average daily net assets. The Adviser, at no additional expense to the Fund, remits to the Sub-Adviser a portion of its fee as determined by agreement with the Sub-Adviser from time to time for the services performed by the Sub-Adviser. See "Fee Table" and "Management of the Funds" in this Prospectus.


     The Distributor distributes the Funds' shares, for which it may receive certain additional fees. The Administrator provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets.

PURCHASE OF SHARES

     Shares of the Institutional Class of the Funds are offered at net asset value without a sales load. See "Fund Share Valuation" and "Pricing and Purchase of Fund Shares." Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (i) a purchaser through a trust, investment management or other account managed or administered by the Adviser; (ii) a purchaser who at the time of placing an order for shares has an investment balance in the Funds of one million dollars or more; or (iii) a purchaser making an initial investment of one million dollars or more. Purchases may be made through an authorized broker or financial institution, including FMB-Brokerage Services, Inc., an affiliate of the Adviser and Sub-Adviser, by mail or by wire.

REDEMPTION OF SHARES

     Shares may be redeemed at their next determined net asset value. See "Redemption of Fund Shares" and "Fund Share Valuation." Requests for redemptions may be placed through an authorized broker or financial institution, including FMB-Brokerage Services, Inc., an affiliate of the Adviser and Sub-Adviser, by mail or by telephone. The Funds reserve the right to redeem, upon not less than 30 days' notice, all shares in a Fund account (other than the account of an IRA investor) which has been reduced by redemptions to a value below $500.

DIVIDENDS AND DISTRIBUTIONS

     The Diversified Equity Fund will declare and pay as a dividend substantially all of its net income quarterly. The other Funds will declare dividends of substantially all of their net income daily and accrue and pay those dividends monthly. Any net capital gains of a Fund will be distributed at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund unless cash payment is requested by a shareholder.

                                 FUND EXPENSES


     The following fee table is provided to assist investors in understanding the various costs and expenses that a shareholder can expect to incur as an investor in the Institutional Class of a Fund, based upon the Fund's operating expenses for the year ended November 30, 1995.


                                   FEE TABLE


                                                           FMB            FMB
                                              FMB      INTERMEDIATE    MICHIGAN         FMB
                                             MONEY      GOVERNMENT     TAX-FREE     DIVERSIFIED
                                             MARKET       INCOME         BOND         EQUITY
                                              FUND         FUND          FUND          FUND
                                             ------    ------------    ---------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on the
  Purchase of Shares (as a percentage of
  offering price).........................    None         None           None          None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Advisory Fees.............................    0.35%        0.45%          0.55%         1.00%
12b-1 Fees................................    None         None           None          None
Other Expenses (after reimbursement)*.....    0.30%        0.33%          0.15%         0.50%
                                             ------       -----        ---------       -----
  Total Fund Operating Expenses (after
    waiver and reimbursement)**...........    0.65%        0.78%          0.70%         1.50%
                                             =======   ============    ==========   ==========



EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return*** and (2) redemption at the end of each time period:



                                                           FMB            FMB
                                              FMB      INTERMEDIATE    MICHIGAN         FMB
                                             MONEY      GOVERNMENT     TAX-FREE     DIVERSIFIED
                                             MARKET       INCOME         BOND         EQUITY
                                              FUND         FUND          FUND          FUND
                                             ------    ------------    ---------    -----------
1 year....................................    $  7         $  8           $ 7          $  15
3 years...................................    $ 21         $ 25           $22          $  47
5 years...................................    $ 36         $ 43           $39          $  82
10 years..................................    $ 81         $ 97           $87          $ 179


---------------


  * Other Expenses include, but are not limited to, administrative service, legal, audit, insurance, printing and registration fees. Other Expenses would be 0.63% for the Michigan Tax-Free Bond Fund absent reimbursement.


 ** Absent waiver and reimbursement, Total Fund Operating Expenses would be
    1.18% for the Michigan Tax-Free Bond Fund.


*** THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A
    REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN; THE ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

                                FMB FUNDS, INC.
                              INSTITUTIONAL CLASS

     The following financial highlights have been audited by Price Waterhouse LLP, Independent Accountants, whose report on the Financial Statements, which includes this data, is included in the SAI. This information should be read in conjunction with the Financial Statements and notes thereto, which are included in the SAI. The SAI may be obtained by shareholders by writing or calling at the address or telephone number printed on the cover of this Prospectus.

                              FINANCIAL HIGHLIGHTS


                                                    FMB MONEY MARKET FUND
                                    ------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
      FOR A SHARE OUTSTANDING       NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
      THROUGHOUT EACH PERIOD            1995          1994          1993         1992*
----------------------------------- ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period...........................     $1.000        $1.000        $1.000        $1.000
                                    ------------  ------------  ------------  ------------
Income from Investment Operations:
  Net investment income............      0.051         0.035         0.029         0.036
                                    ------------  ------------  ------------  ------------
Less dividends from net investment
  income...........................     (0.051)       (0.035)       (0.029)       (0.036)
                                    ------------  ------------  ------------  ------------
Net Asset Value, End of Period.....     $1.000        $1.000        $1.000        $1.000
                                    ============  ============  ============  ============
Total return.......................       5.28%         3.51%         2.97%         3.78%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's)........................   $ 87,238      $103,301      $ 65,448      $ 58,596
  Ratios of Expenses to Average Net
    Assets.........................       0.65%         0.68%         0.32%         0.27%
  Ratios of Expenses before effect
    of waivers.....................       0.65%         0.70%         0.68%         0.91%
  Ratios of Net Investment Income
    to Average Net Assets..........       5.16%         3.46%         2.91%         3.59%
---------------
* Fund Commenced Operations on
  December 2, 1991

                                           FMB INTERMEDIATE GOVERNMENT INCOME FUND
                                    ------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
      FOR A SHARE OUTSTANDING       NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
      THROUGHOUT EACH PERIOD            1995          1994          1993         1992*
----------------------------------- ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period...........................      $9.66        $10.46        $10.10        $10.00
                                    ------------  ------------  ------------  ------------
Income from Investment Operations:
  Net investment income............       0.61          0.57          0.59          0.60
  Net gain (loss) on securities
    (both realized and
    unrealized)....................       0.58         (0.80)         0.36          0.10
                                    ------------  ------------  ------------  ------------
  Total from Investment
    Operations.....................       1.19         (0.23)         0.95          0.70
                                    ------------  ------------  ------------  ------------
Less Distributions:
  Dividends from net investment
    income.........................      (0.61)        (0.57)        (0.59)        (0.60)
                                    ------------  ------------  ------------  ------------
  Net Asset Value, End of Period...     $10.24         $9.66        $10.46        $10.10
                                    ============  ============  ============  ============
Total Return.......................      12.64%        (2.23%)        9.60%         7.10%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's)........................   $114,646      $115,449      $105,820      $ 81,371
  Ratios of Expenses to Average Net
    Assets.........................       0.78%         0.83%         0.50%         0.43%
  Ratios of Expenses before effect
    of waivers.....................       0.78%         0.85%         0.78%         0.90%
  Ratios of Net Investment Income
    to Average Net Assets..........       6.09%         6.45%         5.66%         5.85%
  Portfolio Turnover Rate..........         27%           20%           17%           29%
---------------
* Fund Commenced Operations on
  December 2, 1991

                                               FMB MICHIGAN TAX-FREE BOND FUND
                                    ------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
FOR A SHARE OUTSTANDING             NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
THROUGHOUT EACH PERIOD                  1995          1994          1993         1992*
----------------------------------- ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period...........................      $9.97        $10.61        $10.24       $10.00
                                    ------------  ------------  ------------  ------------
Income from Investment Operations:
  Net investment income............       0.49          0.47          0.49         0.48
  Net gain (loss) on securities
    (both realized and
    unrealized)....................       0.82         (0.63)         0.37         0.24
                                    ------------  ------------  ------------  ------------
  Total from Investment
    Operations.....................       1.31         (0.16)         0.86         0.72
                                    ------------  ------------  ------------  ------------
Less Distributions:
  Dividends from net investment
    income.........................      (0.49)        (0.47)        (0.49)       (0.48)
  Realized capital gains...........          0         (0.01)            0            0
                                    ------------  ------------  ------------  ------------
Net Asset Value, End of Period.....     $10.79         $9.97        $10.61       $10.24
                                    ============  ============  ============  ============
Total Return.......................      13.21%        (1.49%)        8.53%        7.29%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's)........................   $ 20,700      $ 15,495      $ 11,779       $6,043
  Ratios of Expenses to Average Net
    Assets.........................       0.70%         0.51%         0.35%        0.29%
  Ratios of Expenses before effect
    of waivers/reimbursements......       1.18%         1.19%         1.38%        2.55%
  Ratios of Net Investment Income
    to Average Net Assets..........       4.62%         4.50%         4.59%        4.68%
  Portfolio Turnover Rate..........         35%           22%           13%          30%
---------------
* Fund Commenced Operations on
  December 2, 1991

                                                 FMB DIVERSIFIED EQUITY FUND
                                    ------------------------------------------------------
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
      FOR A SHARE OUTSTANDING       NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
      THROUGHOUT EACH PERIOD            1995          1994          1993         1992*
----------------------------------- ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of
  Period...........................     $11.44        $11.37        $11.61        $10.00
                                    ------------  ------------  ------------
Income from Investment Operations:
  Net investment income............       0.12          0.07          0.09          0.12
  Net gain (loss) on securities
    (both realized and
    unrealized)....................       3.13          0.08         (0.25)         1.60
                                    ------------  ------------  ------------
  Total from Investment
    Operations.....................       3.25          0.15         (0.16)         1.72
                                    ------------  ------------  ------------
Less Distributions:
  Dividends from net investment
    income.........................      (0.11)        (0.08)        (0.08)        (0.11)
                                    ------------  ------------  ------------
Net Asset Value, End of Period.....     $14.58        $11.44        $11.37        $11.61
                                    ============  ============  ============
Total Return.......................      28.54%         1.34%        (1.40%)       17.31%
Ratios/Supplemental Data:
  Net Assets, End of Period
    (000's)........................   $ 53,325      $ 42,229      $ 38,979      $ 29,596
  Ratios of Expenses to Average Net
    Assets.........................       1.50%         1.61%         1.50%         1.42%
  Ratios of Expenses before effect
    of waivers/reimbursements......       1.50%         1.61%         1.53%         2.05%
  Ratios of Net Investment Income
    to Average Net Assets..........       0.92%         0.69%         0.82%         1.12%
  Portfolio Turnover Rate..........         20%           49%           22%            5%
---------------
* Fund Commenced Operations on
  December 2, 1991


                              INVESTMENT POLICIES
                                  OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus, which are fundamental. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all as described further below. The SAI also contains more specific descriptions of investment restrictions which govern the investments of the Funds.

     FMB MONEY MARKET FUND. The Money Market Fund, a diversified portfolio, invests only in U.S. dollar-denominated "Eligible Securities" that the Board of Directors of the Company, or the Adviser on its behalf, determines present minimal credit risks and that have remaining maturities not exceeding thirteen months, as defined in Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Money Market Fund will endeavor to maintain a net asset value of $1.00 per share; however, there is no assurance that this objective will be achieved.

     The Money Market Fund may invest only in:

          (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities;

          (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances, interest bearing demand accounts or other short-term obligations of U.S. or foreign banks which have more than $500 million in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC;

          (iii) negotiable certificates of deposit and time deposits of U.S. savings and loan associations that have more than $1 billion in total assets at the time of investment;

          (iv) commercial paper rated at the date of purchase P-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("S&P"), provided that investment in commercial paper in the lowest of the rating categories described above does not exceed five percent of total assets and that investment in any single issuer of commercial paper rated P-2 or A-2 does not exceed one million dollars or one percent of the total assets of the Money Market Fund at the time of such investment; and

          (v) repurchase agreements relating to any of the foregoing instruments which are fully collateralized by the instruments described in (i), above.

     FMB INTERMEDIATE GOVERNMENT INCOME FUND. The Intermediate Government Income Fund, a diversified portfolio, invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities in the form of U.S. Treasury bills, notes and bonds, mortgage-backed securities and collateralized mortgage obligations. As a fundamental policy, under normal market conditions, the Intermediate Government Income Fund invests at least 65% of its assets in such securities. Certain of these securities may be subject to repurchase agreements and this Fund also may engage in transactions in interest rate futures, contracts and options thereon. For a further description of these securities and other investment activities, see "Description of Securities, Investment Practices and Restrictions" below.

     FMB MICHIGAN TAX-FREE BOND FUND. The Michigan Tax-Free Bond Fund, a non-diversified portfolio, purchases primarily Michigan Municipal Obligations that, at the time of purchase, are rated investment grade or better by Moody's or S&P or are unrated but are determined by the Adviser to be of comparable quality, and/or are fully collateralized by U.S. Government securities. The Michigan Tax-Free Bond Fund will have, under normal market conditions, at least 80% of its net assets invested in securities paying interest that is exempt from federal income tax and the federal alternative minimum tax, with at least 65% of the value of its total assets invested in Michigan Municipal Obligations consisting of bonds, as contrasted with notes or bills. The remaining assets of this Fund may be invested in bank obligations, commercial paper, corporate debt securities, mortgage-related securities and other asset-backed securities.

     FMB DIVERSIFIED EQUITY FUND. The Diversified Equity Fund, a diversified portfolio, may invest in a broad range of common stocks of both domestic and foreign issuers. The Adviser also may invest in other securities in addition to common stock, such as preferred stocks, debt securities convertible into common stocks and warrants or other rights to acquire common stocks. The Diversified Equity Fund will not invest more than 5% of its net assets in warrants, including no more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges. Under normal market conditions, the Diversified Equity Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks. The Diversified Equity Fund may also invest in American Depositary Receipts ("ADRs"), as described below in "Description of Securities, Investment Practices and Restrictions -- Investment in Foreign Securities." For temporary defensive purposes and to meet anticipated liquidity needs, the Diversified Equity Fund may invest in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements fully collateralized by U.S. Government securities (maturing in seven days or less) and debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments) which are rated investment-grade or better by Moody's or S&P.

     The following Section describes in greater detail different types of securities, investment practices and restrictions of the various Funds.

                     DESCRIPTION OF SECURITIES, INVESTMENT
                           PRACTICES AND RESTRICTIONS

     U.S. GOVERNMENT SECURITIES (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have maturities of 10 to 30 years, are direct obligations of the United States.

     Other U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     MICHIGAN MUNICIPAL OBLIGATIONS (FMB Michigan Tax-Free Bond Fund only). The municipal obligations which the Michigan Tax-Free Bond Fund may purchase include fixed and floating rate and variable rate municipal obligations, participation interests in municipal bonds, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. The Michigan Tax-Free Bond Fund will only purchase Michigan Municipal Obligations that, at the time of purchase, are rated investment-grade or better by Moody's or S&P or are unrated but are determined by the Adviser to be of comparable quality, and/or are fully collateralized by U.S. Government securities. The Michigan Tax-Free Bond Fund's concentration in investments in Michigan Municipal Obligations will subject the Fund to greater risk with respect to its portfolio securities than an investment company that is permitted to invest in a broader range of investments, because changes in the financial condition or market assessment of issuers of Michigan Municipal Obligations generally may cause substantial fluctuations in the Fund's yield and price of Fund shares. Also, political or economic developments that affect one such security might affect the other securities. See "Special Factors Affecting the Michigan Tax-Free Bond Fund" in the SAI.

     BANK AND SAVINGS AND LOAN OBLIGATIONS (All Funds except FMB Intermediate Government Income Fund). These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC.

     COMMERCIAL PAPER  (All Funds except FMB Intermediate Government Income
Fund). Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Money Market Fund purchases only commercial paper that is rated at the time of purchase, P-2 or better by Moody's or A-2 or better by S&P, and is deemed to present minimal credit risks. The Money Market Fund limits its purchases of commercial paper in the lowest of the rating categories described above to five percent of its total assets. The Money Market Fund also limits its investment in any single issuer of commercial paper rated P-2 or A-2 to the lesser of one million dollars or one percent of the total assets of the Money Market Fund at the time of investment in such commercial paper.

     REPURCHASE AGREEMENTS (All Funds). Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the purchaser (a Fund) at a mutually agreed upon time and price. For certain purposes, these agreements may be considered to be loans by the purchaser (a Fund) collateralized by the underlying securities. These agreements will be fully collateralized and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines approved by the Board of Directors of the Company (the "Board of

Directors"). While the maturity of the securities underlying a repurchase agreement transaction may be more than one year, the term of the repurchase agreement generally will be seven days or less. A repurchase agreement with a maturity of more than seven days will be treated as an illiquid security for the purposes described below (under "Illiquid or Restricted Investments"). In the event of default by the seller under a repurchase agreement, a Fund could experience losses that include (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds except FMB Intermediate Government Income Fund). The Funds may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities typically will have a nominal maturity of over one year but will give the holder the right to "put" the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Money Market Fund will only purchase demand instruments which provide that the Fund may receive the principal amount of the note on seven or fewer days notice.

     The Funds also may buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including situations in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for commercial paper obligations.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (FMB Michigan Tax-Free Bond Fund only). The Michigan Tax-Free Bond Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Michigan Tax-Free Bond Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in the segregated account. The Michigan Tax-Free Bond Fund does not pay for when-issued securities until they are delivered. Although it would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Michigan Tax-Free Bond Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so, and may realize short-term profits or losses upon such a sale.

     MORTGAGE-RELATED SECURITIES (FMB Intermediate Government Income Fund only). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgaged-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR") or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees issued by governmental entities.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

     INVESTMENT IN FOREIGN SECURITIES (FMB Diversified Equity Fund and FMB Money Market Fund only). The Diversified Equity Fund and the Money Market Fund may invest in securities of foreign private issuers that are denominated in and pay interest in U.S. dollars. In addition, the Diversified Equity Fund may invest in ADRs. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the securities markets. The Diversified Equity Fund treats ADRs as interests in the underlying securities for purposes of its investment policies.

     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. Investments in ADRs are subject to some, but not all, of the foregoing risks.

     OPTIONS ON SECURITIES AND INDICES OF SECURITIES (FMB Intermediate Government Income Fund and FMB Diversified Equity Fund only). The FMB Intermediate Government Income Fund and the FMB Diversified Equity Fund may purchase and write (i.e., sell) call options ("calls") and put options ("puts") on securities and indices of securities. In the case of the FMB Intermediate Government Income Fund, such options will only involve debt securities and indices of debt securities; in the case of the FMB Diversified Equity Fund, such options will only involve common stocks and indices of common stocks.

     When a Fund purchases an option, it pays a premium in return for the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at the exercise price at any time during the option period (usually not more than nine months in the case of common stock or fifteen months in the case of debt securities). If an option is not exercised or sold, it will become worthless on its expiration date. If an option is purchased and becomes worthless on its expiration date, the Fund will have lost the premium, which will result in a reduction in the Fund's net asset value or total return.

     When a Fund writes an option, it receives a premium and gives the purchaser the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at any time during the option period at a fixed exercise price, regardless of market price changes during the option period. If a call written by a Fund is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security or index over the exercise price; if a put written by a Fund is exercised, the Fund may be required to buy the underlying security or index at a disadvantageous price above the market price.

     Any option written by a Fund will be "covered" throughout the life of the option. A call is "covered" if the Fund (i) owns the optioned securities, (ii) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value sufficient to enable the Fund to purchase the optioned securities or index or (iii) owns an offsetting call option. A put is "covered" if the Fund
(i) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value equal to the exercise price of the put or (ii) owns an offsetting put option.

     Options on securities generally settle by physical delivery of the underlying security. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are generally cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying securities exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option) at the time the option is exercised.

     A Fund will realize a gain (or loss) on a closing purchase transaction with respect to an option previously written by the Fund if the premium, plus commission costs, paid to purchase the option is less (or greater) than the premium, less commission costs, received on the sale of the option. A gain also will be realized if an option which the Fund has written lapses unexercised, because the Fund would retain the premium.

     There can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     FUTURES CONTRACTS (FMB Intermediate Government Income Fund and FMB Diversified Equity Fund only). The Intermediate Government Income Fund may purchase and sell interest rate futures contracts and options thereon as a hedge against changes in interest rates, provided that not more than 5% of the Fund's net assets are committed to such contracts and options thereon for purposes other than bona fide hedging. See the SAI for further information about interest rate futures contracts and options thereon.

     The Diversified Equity Fund may enter into stock index futures contracts and options thereon, in order to protect the value of its common stock investments, provided that not more than 5% of the Fund's assets are committed to such contracts and options thereon for purposes other than bona fide hedging. See the SAI for further information about stock index futures contracts and options thereon.

     UNRATED INVESTMENTS (All Funds). Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund and, in the case of the Money Market Fund, if they are purchased in accordance with the respective Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the Act.

     FIXED INCOME SECURITIES (All Funds). The FMB Money Market Fund, the Intermediate Government Income Fund and the Michigan Tax-Free Bond Fund will invest primarily in fixed income securities. As interest rates increase, the value of the fixed income securities held by a Fund tends to decrease. This effect will be more pronounced with respect to investments by a Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes, as well as with respect to investments in fixed income securities with longer maturities.

     LOANS OF PORTFOLIO SECURITIES (All Funds except FMB Intermediate Government Income Fund). To increase current income, each Fund may lend portfolio securities comprising up to 5% of the Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned. For further information about portfolio security lending, see the SAI.

     BORROWING AND LENDING POLICIES (All Funds). As a matter of fundamental policy, (i) no Fund may borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by a Fund while any such borrowings are outstanding), and (ii) no Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

     ILLIQUID OR RESTRICTED INVESTMENTS (All Funds). The Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. It is the policy of each Fund that illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount on seven days' notice or less, securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange and restricted securities which are determined to be "illiquid") may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund in which they are held. The Fund may purchase certain restricted securities ("Rule 144A Securities") for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A Securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A Security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio.

     OTHER MUTUAL FUNDS (All Funds). Each of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of the Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

     DIVERSIFICATION AND CONCENTRATION POLICIES (All Funds). Each Fund (except the Michigan Tax-Free Bond Fund) is a diversified fund. As such, each such Fund will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any such issuer. The Money Market Fund may be subject to additional diversification obligations pursuant to Rule 2a-7 under the Act. The Michigan Tax-Free Bond Fund is non-diversified.

     Also, each Fund will not invest more than 25% of its total assets in the securities of any one industry, excluding the Money Market Fund which may invest more than 25% of its total assets in instruments issued by domestic banks. For this purpose, U.S. Government securities (and repurchase agreements related thereto) and Michigan Municipal Obligations are not considered securities of a single industry.

                            MANAGEMENT OF THE FUNDS

     THE DIRECTORS AND OFFICERS. The business and affairs of each Fund are managed under the direction of the Board of Directors. Additional information about the Directors, as well as the Funds' executive officers, is set forth in the SAI under the heading "Management."


     THE ADVISER AND SUB-ADVISER. The Adviser, FMB-Trust, is a wholly owned subsidiary of the Sub-Adviser, First Michigan Bank Corporation (together with FMB-Financial Group, "FMB"). As of November 30, 1995, the Adviser, together with its affiliates, was providing investment services, through its portfolio managers, with respect to trust and bank assets in excess of $2 billion.



     The Investment Management group at FMB is led by Mr. Stanley P. Roberts, Senior Vice President and Director of Investments, with over twenty years of investment management experience with FMB. Mr. Duane C. Carpenter, Senior Portfolio Manager, with eight years of investment management experience at FMB, has been primarily responsible for the day-to-day management of the FMB Money Market Fund since November 1993 and the FMB Intermediate Government Income Fund since its inception. Mr. Daniel S. VanTimmeren, Assistant Vice President and Senior Portfolio Manager, with eleven years of investment management experience with FMB, has been primarily responsible for the day-to-day management of the FMB Michigan Tax-Free Bond Fund since inception and the FMB Diversified Equity Fund since November 1993.


     Pursuant to an Advisory Agreement, the Adviser manages the investment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers that are selected by it in its discretion. Pursuant to a Sub-Advisory Agreement and subject to the supervision of the Adviser, the Sub-Adviser monitors approved lists of broker-dealers, repurchase dealers and commercial paper issuers, obtains and analyzes performance and market pricing information, and performs such other services as delegated to it by the Adviser from time to time.

     For the advisory services it provides to the Money Market Fund, the Adviser is entitled to receive fees at annual rates of 0.35% of the first $500 million of average net assets, 0.30% of the next $500 million of such assets, and 0.25% of such assets in excess of $1 billion. For the advisory services it provides to the other Funds, the Adviser is entitled to receive fees at annual rates of 0.45% of the average daily net assets in the Intermediate Government Income Fund, 0.55% of the average daily net assets in the Michigan Tax-Free Bond Fund, and 1.00% of the average daily net assets in the Diversified Equity Fund. Such fees are payable monthly. Pursuant to the Sub-Advisory Agreement, the Adviser, at no additional expense to the Fund, remits a portion of its fee as determined by agreement with the Sub-Adviser from time to time for the services provided by the Sub-Adviser.

     Purchase and sale orders of the portfolio securities held by each Fund may be combined with those of other accounts that the Adviser manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Adviser determines that a particular security should be bought or sold for a Fund and other accounts managed by the Adviser, the Adviser undertakes to allocate those transactions among the participants equitably.


     THE DISTRIBUTOR AND ADMINISTRATOR. Pursuant to a Distribution Agreement, the Distributor, whose address is 680 East Swedesford Road, Wayne, Pennsylvania 19087, acts as sponsor and distributor of the Funds. The Distributor is a wholly-owned subsidiary of SEI Corporation ("SEI"), a leading provider of investment services to banks, institutional investors, investment advisers and insurance companies.



     The Company has entered into an Administration Agreement with the Administrator pursuant to which the Administrator, a wholly owned subsidiary of SEI, provides certain administrative services, other than investment advisory services, necessary for each Fund's operations including all regulatory reporting, accounting services and all necessary office space, equipment, personnel and facilities. For these services, the Administrator receives from each Fund a fee, payable monthly, at a maximum annual rate of up to 0.20% of each Fund's average daily net assets. The Administrator also serves as transfer agent for the Company.



                             ---------------------



     Each Fund bears all costs of its operations other than expenses specifically assumed by the Distributor, the Adviser, the Sub-Adviser or the Administrator. The costs borne by the Funds include legal and accounting expenses, Directors' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the portfolio securities of a Fund, expenses of registering and qualifying the shares of the Funds for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence, and of shareholders' meetings, and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series; these expenses are being amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Fund expenses directly attributable to a Fund are charged to that Fund. All other expenses are allocated appropriately among all the Funds in the Fund group in relation to the net assets of each Fund or as is otherwise determined to be fair and equitable by the Board of Directors.


                              FUND SHARE VALUATION

     The net asset value per share is calculated as of 12:00 noon (New York time) for the Money Market Fund and as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m. (New York time)) for the other three Funds, Monday through Friday, except for the following business holidays with respect to all of the Funds: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the following additional business holidays with respect to the Money Market Fund: Martin Luther King's Birthday, Lincoln's Birthday, Columbus Day, and Veteran's Day.


     The net asset value per share of the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund is computed by dividing the value of its net assets attributed to a class of shares by the total number of the Funds' outstanding shares for that class. All expenses, including fees paid to the Adviser, Distributor and the Administrator, are accrued daily and taken into account for the purpose of determining the net asset value. In calculating net asset value, each such Fund's portfolio securities will be valued at market value where there is a reliable market quotation available for the securities and otherwise at fair value as determined by or under the direction of the Company's Board of Directors. The Funds may determine the market value of individual portfolio securities by using prices provided by one or more professional independent pricing services to determine reliable market quotations for securities held by a Fund. See the SAI for a more complete description of these Funds' valuation methods. The Money Market Fund uses the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this objective can be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                      PRICING AND PURCHASE OF FUND SHARES

     Orders for purchases of Institutional Class shares will be executed at the net asset value per share next determined after an order has become effective. All monies received by the Funds for purchases of Institutional Class shares are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. The Company maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement confirming transactions and dividends. The Company reserves the right to reject any purchase order. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for Individual Retirement Account investments. The Company and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

     An investment may be made by using any of the following methods:


     BY MAIL. Shares are available for purchase by new and existing shareholders through the mail by forwarding a completed Purchase Application, in the case of new shareholders or a check with the proper account information in the case of existing shareholders, along with a check to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526.


     THROUGH AN AUTHORIZED BROKER OR FINANCIAL INSTITUTION. Shares are available to new and existing shareholders through an authorized broker or financial institution such as FMB-Brokerage Services, Inc., an affiliate of the Adviser and the Sub-Adviser, which has entered into a Selling Group Agreement with the Funds' Distributor. To make an investment using this method, simply complete a Purchase Application and contact your authorized broker or financial institution with instructions as to the amount you wish to invest. Your authorized broker or financial institution will then contact the Distributor to place the order on your behalf on that day.


     Completed Purchase Applications received by your authorized broker or financial institution for the Funds (other than the Money Market Fund) prior to the determination of net asset value and transmitted to the Distributor prior to the close of its business day (which is currently 4:00 p.m., New York time), will become effective that day. Orders for the Money Market Fund received by the Distributor prior to 12:00 noon, New York time, on a business day, will become effective that day, if federal funds are received that same day by the Distributor. Authorized brokers or financial institutions which receive orders from their customers are obligated to transmit them to the Distributor promptly. You should receive written confirmation of your order within a few days of the Distributor's receipt of instructions from your authorized broker or financial institution.

     BY WIRE. Investments may be made directly through the use of wire transfers of federal funds. To purchase shares by a federal funds wire, please first contact the Distributor's Wire Desk. The Wire Desk will establish a record of information for the wire to insure the correct processing of monies. You can reach the Wire Desk at 800-453-4234.

     Then, contact your bank and request it to wire monies using the following instructions:

        State Street Bank & Trust Company
        Boston, MA
        ABA #011000028
        Account #99051773
        Attention: FMB Fund Name
        Further Credit to: Your Account Name and Account Number


     Your bank will normally charge you a fee for handling a federal funds wire transfer.


     As long as you have received and read the Prospectus, you may establish a new account through the Wire Desk, except that IRAs may not be opened in this manner. When new accounts are established by wire, the investor's social security or tax identification number ("TIN") will not be considered certified, and dividends and distributions will be reinvested, until a signed application is received. Should dividends, distributions or redemptions be paid before the TIN is certified, they may be subject to 20% federal tax withholding. With the application, the shareholder can specify an alternative distribution option and add any special features offered by the Fund. Completed applications should be forwarded immediately after making a purchase by wire to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526.



     BY AUTOMATIC INVESTMENT. Investors may participate in the Automatic Investment Program, which is an investment plan that automatically debits money from the shareholder's designated bank account and invests it in one or more of the Funds through the use of electronic fund transfers or automatic bank drafts. Shareholders may elect to make investments by transfers of a minimum of $50 on any day of the month into their established Fund account. The $50 fee may be reduced or waived from time to time by the Fund or the Distributor. No minimum initial investment applies when an account is established through the Automatic Investment Program. Contact the Funds for more information about the Automatic Investment Program.



     BY PAYROLL DIRECT DEPOSITS. Investors may set up a payroll direct deposit arrangement for amounts to be automatically invested in any of the Funds with no initial investment minimum. Participants in the Payroll Direct Deposit Program may make periodic investments of at least $25 per pay period. The $25 fee may be reduced or waived from time to time by the Fund or the Distributor. Contact the Funds for more information about Payroll Direct Deposits.

     IN-KIND PURCHASES. If accepted by a Fund, shares of a Fund may be purchased in exchange for securities which are eligible for acquisition by the Fund as described in this Prospectus. Securities to be exchanged which are accepted by a Fund will be valued in accordance with the procedures referenced under "Fund Share Valuation" in this Prospectus at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer.

     The Funds will accept securities for their portfolios in exchange for shares issued by them, but only if; (1) such securities are, at the time of the exchange, eligible to be included in the Fund whose shares are to be issued and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; (3) the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Fund will not exceed 5% of the net assets of the Fund immediately after the transaction; and (4) such securities are consistent with the Fund's investment objectives and policies, as applied by the Adviser, and otherwise acceptable to the Adviser in its sole discretion.

     A gain or loss for federal income tax purposes may be realized by taxable investors making in-kind purchases upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Adviser.

                         INDIVIDUAL RETIREMENT ACCOUNTS


     Any of the Funds may be used as an investment for existing or new IRAs, although the Michigan Tax-Free Bond Fund is unlikely to be an appropriate choice for this purpose. IRAs are subject to a minimum initial investment of $250 in a Fund and applicable contribution limits set by the Internal Revenue Service. If you do not have an existing IRA that permits investments in the Funds, you may establish one, using a special application form available from the FMB Funds, through an account with State Street Bank & Trust Company as custodian. There is an annual $10.00 per Fund fee with a maximum of $30.00 per year with respect to each such IRA, in addition to fees which may be charged by a bank as trustee. The telephone, wire and checkwriting privileges described below, are not available to IRA investors. For more information about IRA accounts, call the FMB Funds at 800-453-4234.

                              EXCHANGE PRIVILEGES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in an identically registered account -- by mail or by telephone. Before engaging in an exchange transaction, a shareholder should read carefully the portions of this Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of one Fund for shares of another Fund if shares of the Fund into which the investor desires to exchange are not qualified for sale in the state of the shareholder's residence. Shares of each class may be exchanged only for shares of the same class in another Fund. The Company may terminate or amend the terms of the exchange privilege at any time. Under SEC rules, 60 days' prior notice of any amendments or termination of exchange privileges will be given to shareholders, except in certain extraordinary circumstances. An exchange is treated as a sale of a security on which a gain or loss may be recognized. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.


     EXCHANGE BY MAIL. To exchange Fund shares by mail, send a letter of instruction to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526. The letter of instruction must include: (i) your account number and the registered name(s) of the account, (ii) the name of the Fund from which, and the name of the Fund into which you wish to exchange your investment, (iii) the dollar amount of shares you wish to exchange, and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by a member of a national securities exchange or by a commercial bank or trust company. Signature guarantees by savings banks or notaries public are not acceptable. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     EXCHANGE BY TELEPHONE. To exchange Fund shares by telephone, or if you have any questions, simply call the Funds toll free at 800-453-4234. You should be prepared to give the telephone representative the following information: (i) your account number, TIN and the registered name(s) of the account, (ii) the names of the Fund from which, and the Fund into which, you wish to exchange your investment, and (iii) the dollar amount of shares you wish to exchange. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Telephone exchange privileges are available unless you have declined the option by checking the appropriate "no" box on the Purchase Application.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day in which the Funds are open for business. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received and accepted by the applicable Fund. See "Fund Share Valuation." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a net asset value per share of $1.00.

     If the shares to be redeemed have been purchased by check, the redemption request will be considered not in good order and will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     A Fund will ordinarily send the proceeds of a redemption by check to the shareholder at the address of record on the next business day following the redemption, although the Fund is permitted to take up to seven calendar days to make payment. If the New York Stock Exchange is closed (or trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     You may redeem your shares using any of the following methods:

     THROUGH AN AUTHORIZED BROKER OR FINANCIAL INSTITUTION. You may redeem your shares by contacting your authorized broker or financial institution and instructing them to redeem your shares. They will promptly contact the Distributor and execute the redemption order on your behalf. A redemption of shares is effected based on receipt by the authorized broker or financial institution of the shareholder's redemption request. An authorized broker or financial institution may charge you a fee for this service.


     BY MAIL. You may redeem your shares by sending a letter to FMB Funds, Inc., P.O. Box 8526, Boston, Massachusetts 02266-8526. To be accepted, a letter requesting redemption must include: (i) the Fund name and the registered name(s) on the account from which you are redeeming shares, (ii) your account number,
(iii) the dollar amount of shares to be redeemed, (iv) the signatures of all registered owners or authorized parties, and (v) a signature guarantee by a member of a national securities exchange or a commercial bank or trust company (a signature guarantee by a savings bank or a notary public is not acceptable), provided that no signature guarantee is required if the amount to be redeemed is less than $5,000. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


     TELEPHONE REDEMPTION BY CHECK. You may redeem your shares by calling the Funds toll free at 800-453-4234. You should be prepared to give the telephone representative the following information: (i) your account number, TIN and the registered name(s) on the account, (ii) the name of the Fund from which you are redeeming shares, and (iii) the dollar amount of shares to be redeemed. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Telephone redemption privileges are available unless you have declined the privilege by checking the appropriate "no" box on the Purchase Application.

     TELEPHONE REDEMPTION BY WIRE. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to a designated account at your personal bank. Wire redemptions for the Money Market Fund generally will be transferred to the designated account on the day the request is received provided that it is received by 12:00 noon (New York time). Your instructions should include: (i) your account number, TIN and the registered name(s) on the account, (ii) the name of the Fund from which you are redeeming shares, (iii) the dollar amount of shares to be redeemed, and (iv) confirmation of your designated bank name and account number. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Wire redemption privileges are available unless you have declined the privilege by checking the appropriate "no" box on your Purchase Application. Your bank may charge you a fee for receiving a wire payment on your behalf. In order to redeem by wire, a copy of a voided check of the account where proceeds are to be wired must have been attached to the Purchase Application.

     CHECKWRITING. A checkwriting ($500 minimum, no maximum) feature is available with respect to the Money Market Fund. There are no limits on the number of checks that may be written on an account. Checks are free and may be obtained from the Distributor. It is not possible to use a check to close out your account since income will accrue to your account daily from the time a check is written through the time it clears.

     The above-mentioned telephone, wire and checkwriting privileges are not available for IRAs or trust accounts.

     REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, the redemption will not occur.

     REDEMPTION IN KIND. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Directors reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

     The redemption methods and procedures described above may be modified or terminated at any time by the Funds. If the Funds terminate any redemption methods or procedures, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     The following discussion is only a brief summary of some of the important tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state and local income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.


     The Funds intend to operate as "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and capital gain net income, if any, that are distributed to its shareholders, provided that a Fund distributes each tax year (i) at least 90% of its net investment income (including net short-term capital gains), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of this excise tax.


     Except for tax-exempt dividends from the Michigan Tax-Free Bond Fund, all dividends and capital gains are taxable whether they are reinvested in a Fund or received in cash, unless you are exempt from taxation or entitled to tax deferral. Each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Distributions of net long-term capital gains designated by a Fund as a capital gain distribution will be taxable as long-term capital gains, regardless of how long a shareholder has held the Fund shares, and regardless of whether the distributions are reinvested in additional shares or received in cash. Dividends paid from a Fund's net investment income and distributions of a Fund's net realized short-term capital gains are taxable to shareholders as ordinary income.

     If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to shareholders would be taxable to such shareholders as ordinary dividend income to the extent of the current and accumulated earnings and profits of the Fund.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year in which declared.

     The Diversified Equity Fund will declare and pay as a dividend substantially all of its net income quarterly. The Money Market Fund, the Intermediate Government Income Fund and the Michigan Tax-Free Bond Fund will declare dividends of substantially all of their net income daily and accrue and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

     Distributions will be reinvested in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five business days prior to the record date, to receive such distributions in cash. Dividends will be paid within five business days after the end of the month in which they are declared.

     In the case of the Money Market Fund, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the day prior to the date of redemption. Net investment income of the Money Market Fund for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed. Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date, to all dividends declared but unpaid on those shares at the time of their redemption.

     If you have not furnished a certified correct TIN (generally your social security number) or have not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the TIN listed on your account is incorrect according to their records or that you are subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts. Certain non-resident aliens will be subject to non-resident alien tax withholding. The amount withheld is dependent on the country of citizenship. For more information, please contact FMB Funds at 800-453-4234.

     Dividends and distributions from the Diversified Equity Fund, the Money Market Fund and the Intermediate Government Income Fund may be subject to state and local income taxes. Shareholders are advised to consult with their own tax advisors about state and local tax matters.

     THE MICHIGAN TAX-FREE BOND FUND. The Michigan Tax-Free Bond Fund intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Exempt-interest dividends are generally exempt from federal income tax. Dividends from the Michigan Tax-Free Bond Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of Michigan and its political subdivisions.

     Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholders liability (if any) under the federal alternative minimum tax under the Code.

     The exemption of interest income for federal income tax purposes and Michigan personal income tax purposes may not result in similar exemptions under the tax law of state and local authorities outside Michigan. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions.

                               REGULATORY MATTERS

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, administrator, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Adviser, the Sub-Adviser and the Company believe that the Adviser or the Sub-Adviser or any of their affiliates may perform the investment advisory services for the Company described in this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Adviser, the Sub-Adviser or any of their affiliates from continuing to perform investment advisory services for the Company.

     If the Adviser, the Sub-Adviser or any of their affiliates were prohibited from performing investment advisory services for the Company, it is expected that the Company's Board of Directors would recommend to the Company's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                               OTHER INFORMATION

CAPITALIZATION

     The Company was organized as a Maryland corporation on September 20, 1991, and currently consists of four separately managed series, each representing an interest in one of the Funds described herein. The Board of Directors may establish additional series in the future. The capitalization of the Company consists of 10,000,000,000 shares of common stock with a par value of $0.001 each. When issued in accordance with the terms and procedures described in this prospectus, shares of the Funds are fully paid, non-assessable and freely transferable.

     The Company's Board of Directors has authorized the Funds to issue multiple classes of shares. This Prospectus relates only to the Institutional Class of shares of the Fund. The Funds currently offer one other class of shares in addition to the Institutional Class. The categories of investors that are eligible to purchase shares may be different for each class of a Fund's shares. In addition, other classes of a Fund's shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which may effect the relative performance of the different classes of each Fund's shares. Investors may call the Company at 1-800-453-4234 to obtain additional information about other classes of shares of each Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Funds may receive different levels of compensation with respect to one class of shares over another.

VOTING

     Shareholders have the right to vote on the election of Directors and on any and all matters which, by law or the provisions of the Articles of Incorporation of the Company, they may be entitled to vote. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Company is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect directors. The Directors are required to call a meeting for the purpose of considering the removal of persons serving as Director, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company. See "Capital Stock" in the SAI.

PERFORMANCE INFORMATION

     A Fund may, from time to time, include yield and/or total return information in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and/or total return of a Fund are mandated by the SEC. See "Calculation of Yield and Total Return" in the SAI.

     Quotations of "yield" for the Intermediate Government Income Fund or Michigan Tax-Free Bond Fund are based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued by such Fund during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of "yield" for the Money Market Fund are based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Quotations of "effective yield" for the Money Market Fund are calculated in a manner similar to that used to calculate yield, but include the compounding effect of earnings on reinvested dividends.

     The Michigan Tax-Free Bond Fund may also advertise its "taxable-equivalent yield" or "taxable-equivalent effective yield." Taxable-equivalent yield or taxable-equivalent effective yield is the yield or effective yield that an investment, subject to federal and Michigan personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield or effective yield, respectively, on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and Michigan marginal tax rate). A taxable-equivalent yield or taxable-equivalent effective yield quotation for the Michigan Tax-Free Bond Fund will be higher than the yield or the effective yield quotation, respectively for the Michigan Tax-Free Bond Fund.

     A Fund may advertise its "total return." Total return will be calculated for a Fund by subtracting (i) the public offering price of one share at the beginning of the period, from (ii) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share at the beginning of the period. Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and 10 years (up to the life of the Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance quotations reflect only a Fund's performance during the particular period on which the calculations are based. Performance quotations for a Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund for the fiscal year ended November 30, 1995.


CUSTODY AND TRANSFER AGENCY


     First National Bank of Chicago, which has its principal business address at One First National Plaza, Chicago, Illinois 60670, serves as Custodian. SEI Financial Management Corporation acts as transfer agent to the Company. SEI Financial Management Corporation has sub-contracted certain of the services which it would otherwise be obligated to provide, to Boston Financial Data Services, Inc.


EXPERTS

     Price Waterhouse LLP serves as independent accountants for the Company. Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to the Company.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Distributor's Client Service Department at 800-453-4234.

FMB FUNDS, INC.

680 East Swedesford Road


Wayne, PA. 19087

(800) 453-4234

INVESTMENT ADVISER
FMB--TRUST
One Financial Plaza
Holland, MI 49423

INVESTMENT SUB-ADVISER
FIRST MICHIGAN BANK CORPORATION
One Financial Plaza
Holland, MI 49423

DISTRIBUTOR

SEI FINANCIAL SERVICES COMPANY


680 East Swedesford Road


Wayne, PA. 19087


ADMINISTRATOR

SEI FINANCIAL MANAGEMENT CORPORATION


680 East Swedesford Road


Wayne, PA. 19087


CUSTODIAN

THE FIRST NATIONAL BANK OF CHICAGO

One First National Plaza
Chicago, IL 60670

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP

30 South Seventeenth Street


Philadelphia, PA 19103


LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
425 Lexington Avenue
New York, NY 10017

                                FMB FUNDS, INC.

                            TELEPHONE: 800/453-4234


            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 1996


                             FMB MONEY MARKET FUND
                    FMB INTERMEDIATE GOVERNMENT INCOME FUND
                        FMB MICHIGAN TAX-FREE BOND FUND
                          FMB DIVERSIFIED EQUITY FUND

     FMB Funds, Inc. (the "Company") is a professionally managed, open-end, series investment company. This Statement of Additional Information ("SAI") contains information about both the "Consumer Service Class" and the "Institutional Class" of all four of the Company's investment portfolios -- the Money Market Fund, the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund (each, a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are described in the Prospectus. See "Investment Policies of the Funds."


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated April 1, 1996. All terms used in this SAI are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectus may be obtained without charge by writing to SEI Financial Management Corporation, the Company's administrator or SEI Financial Services Company, the Company's distributor, at 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by calling the Funds at the telephone number indicated above.

                               TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
Investment Restrictions............................................    1
Additional Permitted Investment Activities.........................    2
Special Factors Affecting the Michigan Tax-Free
  Bond Fund........................................................    8
Management.........................................................   13
Rule 12b-1 Distribution Plan.......................................   16
Calculation of Yield and Total Return..............................   17
Determination of Net Asset Value...................................   20
Portfolio Transactions.............................................   21
Federal Income Taxes...............................................   23
Capital Stock......................................................   29
Principal Shareholders.............................................   29
Other Matters......................................................   31
Custodian..........................................................   31
Experts............................................................   31
Financial Statements...............................................   31
Appendix A.........................................................  A-1

                            INVESTMENT RESTRICTIONS

     The Funds are subject to the following investment restrictions, all of which are fundamental policies:

     None of the Funds may:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) tax-exempt Michigan Municipal Obligations (for the purpose of this restriction, industrial development bonds and private activity bonds and notes shall not be deemed tax-exempt Michigan Municipal Obligations if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, (iii) with respect to the Money Market Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

          (2) purchase or sell real estate (other than Michigan Municipal Obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the Funds may enter into financial futures contracts and may write call options and purchase call and put options on financial futures contracts as generally described in the Prospectus and this SAI;

          (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for "margin" payments in connection with financial futures contracts and options on futures contracts) or make short sales of securities;

          (4) underwrite securities of other issuers, except to the extent that the purchase of Michigan Municipal Obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Funds' investment program may be deemed to be an underwriting;

          (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, or in securities or other assets which the Board of Directors determines to be illiquid securities or assets;

          (6) acquire securities for the purpose of exercising control or management over the issuers thereof; or

          (7) issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but new investments may not be purchased while any such borrowing exists); and provided further that a Fund may acquire when-issued securities, enter into other forward commitments to acquire securities, and enter into or acquire financial futures contracts and options thereon when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks to market daily such collateral).

     None of the Funds except the Michigan Tax-Free Bond Fund may, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. The Money Market Fund may be subject to additional diversification obligations pursuant to Rule 2a-7 under the Act.

     The Funds are subject to the following non-fundamental policies:

          (1) None of the Funds will purchase or retain securities of any issuer if the officers or directors of the Fund or the Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

          (2) The Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

          (3) No Fund may, with respect to more than 5% of its net assets, invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the contract obligation of any of the foregoing.

          (4) Each of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of the Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies and the Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

UNRATED INVESTMENTS

     Each Fund may purchase instruments that are not rated if such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund and, in the case of the Money Market Fund, if purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the Act.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund, provided that, in the case of the Money Market Fund, when a security ceases to be rated, the Fund's Board of Directors determines that such security presents minimal credit risks, and provided further that, when a security rating is downgraded below eligible quality or no longer presents minimal credit risks, the Board of Directors finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

LETTERS OF CREDIT

     Each Fund may purchase debt obligations backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

MUNICIPAL BONDS

     The Michigan Tax-Free Bond Fund may invest in municipal bonds. Municipal bonds are principally classified as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Private activity bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

OPTIONS ON SECURITIES AND INDICES OF SECURITIES

     The Intermediate Government Income Fund and the Diversified Equity Fund may purchase and write (i.e., sell) call options ("calls") and put options ("puts") on securities and indices of securities. In the case of the Intermediate Government Income Fund, such options will only involve debt securities and indices of debt securities; in the case of the Diversified Equity Fund, such options will only involve common stocks and indices of common stocks.

     When a Fund purchases an option, it pays a premium in return for the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at the exercise price at any time during the option period (usually not more than nine months in the case of common stock or fifteen months in the case of debt securities). If an option is not exercised or sold, it will become worthless on its expiration date. If an option is purchased and becomes worthless on its expiration date, the Fund will have lost the premium, which will result in a reduction in the Fund's net asset value or total return.

     When a Fund writes an option, it receives a premium and gives the purchaser the right to buy (in the case of a call) or sell (in the case of a put) the underlying security or index at any time during the option period at a fixed exercise price, regardless of market price changes during the option period. If a call written by a Fund is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security or index over the exercise price; if a put written by a Fund is exercised, the Fund may be required to buy the underlying security or index at a disadvantageous price above the market price.

     Any option written by a Fund will be "covered" throughout the life of the option. A call is "covered" if the Fund (i) owns the optioned securities, (ii) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value sufficient to enable the Fund to purchase the optioned securities or index or (iii) owns an offsetting call option. A put is "covered" if the Fund
(i) maintains in a segregated account with the Fund's custodian, cash, cash equivalents, U.S. Government securities or other high grade debt securities with a value equal to the exercise price of the put or (ii) owns an offsetting put option.

     Options on securities generally settle by physical delivery of the underlying security. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are generally cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying securities exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option) at the time the option is exercised.

     A Fund will realize a gain (or loss) on a closing purchase transaction with respect to an option previously written by the Fund if the premium, plus commission costs, paid to purchase the option is less (or greater) than the premium, less commission costs, received on the sale of the option. A gain also will be realized if an option which the Fund has written lapses unexercised, because the Fund would retain the premium.

     There can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Over-the-Counter ("OTC") options, which are purchased from or sold to securities dealers, financial institutions or other parties, are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that a Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund as covered call option writer is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security or securities, as the case may be, until the option expires or it delivers the underlying security or securities, as the case may be, upon exercise.

     The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, each Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, such assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a Fund may trade futures contracts or purchase or sell put and call options on those contracts. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     A Fund's use of futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging or other appropriate portfolio management purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the net liquidation value of the Fund's assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the Fund's securities.

     There are several risks in connection with the use by the Funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Funds will attempt to reduce this risk by selling, to the extent possible, futures on interest rates (in the case of the Intermediate Government Income Fund) or stock indexes (in the case of the Diversified Equity Fund) the movements of which will, in the Adviser's judgment, have a significant correlation with movements in the prices of the Funds' portfolio securities sought to be hedged.

     Successful use of the futures by each Fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the underlying market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the value of the underlying instruments on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurs, such Fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of each Fund's portfolio will tend to move in the same direction as the instruments underlying the futures contracts, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the securities of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the underlying instruments and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the value of the underlying instruments and movements in the prices of futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     Interest Rate Futures Contracts and Options Thereon. The Intermediate Government Income Fund may use interest rate futures contracts and options thereon principally as a hedge against the effects of interest rate changes.

     The Intermediate Government Income Fund may engage in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by the Intermediate Government Income Fund; (ii) the purchase of the designated debt securities underlying the futures contract when the Intermediate Government Income Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) other strategies which the Adviser deems appropriate. If the market moves favorably after the Intermediate Government Income Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

     The Intermediate Government Income Fund may engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Intermediate Government Income Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities it holds.

     Stock Index Futures Contracts and Options Thereon. The Diversified Equity Fund may enter into stock index futures contracts and may purchase and sell options thereon principally as a hedge against the effects of changes in the price of stocks which it owns or wishes to purchase.

     Options on stock index futures are similar to options on equity securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     Segregation. The use of futures transactions by any Fund will require, among other things, that such Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent its obligations are not otherwise "covered" through ownership of the underlying securities. In general, either the full amount of any obligation by the Funds to pay or deliver securities must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

     Risks Involving Futures Transactions. Transactions in futures contracts and options thereon involve certain risks. The successful use of hedging techniques also requires skills different from those necessary to select portfolio securities. Commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in the Fund's incurring larger losses than would otherwise be the case.

     The degree to which a Fund may use futures contracts and options thereon and options on securities may also be affected by certain provisions of the Internal Revenue Code of 1986, as amended (the "Code").

                         SPECIAL FACTORS AFFECTING THE
                          MICHIGAN TAX-FREE BOND FUND

     Because the Michigan Tax-Free Bond Fund will invest primarily in Michigan Municipal Obligations, its investment performance is especially dependent on Michi-gan's prevailing economic conditions. To provide somewhat greater investment flexibility, the Michigan Tax-Free Bond Fund is a "non-diversified" fund and, as such, is not required to meet any diversification requirements under the Act. The Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a smaller number of issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy non-tax diversification requirements. While the Adviser believes that the ability to concentrate the investments of the Michigan Tax-Free Bond Fund in particular issuers is an advantage when investing in Michigan Municipal obligations, such concentration also involves a risk of loss to the Michigan Tax-Free Bond Fund should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline. Investment in a non-diversified fund could, therefore, entail greater risks than investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price. The Michigan Tax-Free Bond Fund must, nevertheless, meet certain diversification tests to qualify as a "regulated investment company" under the Code.

     Obligations of issuers of Michigan Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Michigan legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Michigan Municipal Obligations may be materially affected.

     The information set forth below is derived from official statements prepared in connection with the issuance of Michigan Municipal Obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan. This information has not been independently verified.

     The budget of the State of Michigan is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends on September 30. Under Michigan law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The Michigan Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

     The Michigan Constitution limits the amount of total revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

     The State of Michigan finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 59% from the payment of State taxes and 41% from federal and non-tax revenue sources. The majority of the revenues from the State taxes are from the State's personal income tax, single business tax, use tax, and sales tax. In addition the State levies various other taxes.

     Despite modest surpluses in the three preceding fiscal years, Michigan ended fiscal years 1989-90 and 1990-91 with negative balances of $310.3 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92 which ended September 30, 1992. The State ended fiscal year 1992-93 with a positive balance of $26.0 million, following transfer of $282.6 million to the State's Budget Stabilization Fund.

     In 1993, statutory limits were placed on the amount of funds carried forward in the State's general fund. Any unreserved fund balances from the State's general fund at final book closing must be deposited to the State's Budget Stabilization Fund, except for the amount which was carried forward into fiscal year 1993-94. At the close of fiscal year 1993-94, all unreserved general fund balances were required to be deposited in the State's Budget Stabilization Fund.

     The State's Budget Stabilization Fund ("BSF"), created pursuant to legislation enacted in 1977, is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF on September 30, 1993 was $303.4 million. The estimated pay-in to the BSF for fiscal year 1993-94 based upon preliminary general fund book closing is an additional $463.9 million. Including anticipated interest earnings to be credited to the BSF, the unreserved ending accrued balance of the BSF as of September 30, 1994 is estimated to be $779.3 million.

     The Michigan budget for the 1994-95 fiscal year, which began on October 1, 1994, was passed by the legislature in July 1994. This budget appropriated $8,030.8 million from general fund/general purpose revenues. The governor vetoed $6.5 million of the appropriations passed by the legislature, leaving an appropriation of $8,024.3 million for the 1994-95 fiscal year.

     The Michigan Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

     Short-term debt for operating purposes is limited to an amount not in excess of 15 percent of undedicated revenues received during the preceding fiscal year. Under the Michigan Constitution as implemented by statutory provisions, such debt must be authorized by the State Administration Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     On October 28, 1993, the State of Michigan issued $40.95 million in short-term general obligation school loan notes for the purpose of providing funds for making loans to school districts and renewing the principal and interest of certain prior notes. These notes mature on April 29, 1994.

     On December 16, 1993, the State of Michigan issued $16.67 million in general obligation bonds to provide the State with matching funds in connection with federal capitalization grants received from the State's Revolving Fund Program.

     There are a number of state agencies, instrumentalities and political subdivisions that issue municipal obligations, some of which may be conduit obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

     The State of Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of those proceeds is not determinable.

     On March 15, 1994, the electors of the State voted to amend the State Constitution to increase the State sales tax from 4% to 6% and to place a yearly cap on property value assessment increases. The State will levy a property tax to finance education, and a higher real estate transfer tax will be imposed on the sale of real property. While the ultimate nature, extent and impact of the constitutional amendment, the accompanying legislation and other tax and revenue measures which are still to be adopted cannot currently be predicted, such measures may impact Michigan Municipal Obligations and the security therefor.

     The reform measures will shift significant portions of the cost of local school operations from local school districts to the State and will raise additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.


     The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. While the State's economy continues to be dependent upon manufacturing, particularly the automobile industry, the State's nonmanufacturing sector grew from approximately 67% of wage and salary employment in 1978 to approximately 77% at December, 31, 1994. Michigan's budget for the 1993-94 fiscal year, which began

October 1, 1993, anticipates expenditures of approximately $8.1 billion in the General Fund and assumes a 5.0% increase in revenues. The budget includes a series of spending cuts designed to eliminate the current budget deficit.

     Layoffs and plant closings in the automotive industry may adversely affect the State and there can be no assurance that Michigan's overall trend in recent years of improved fiscal and economic conditions will continue. Moody's raised its rating on State of Michigan general obligation bonds from "A" to "A1" in April 1986. S&P raised its rating on the State's general obligation bonds from "A+" to "AA" in April 1986. Although S&P placed the State's general obligation bonds on its "CreditWatch" with negative implications in January 1991, it subsequently reaffirmed its "AA" rating in July 1991. To the extent that the portfolio of the Michigan Tax-Free Bond Fund is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations may be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State as a whole.

     Municipal Notes. The Michigan Tax-Free Bond Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.

                                   MANAGEMENT

     Directors and Officers. The directors and executive officers of the Company, and their principal occupations during the past five years, are listed below. None of the directors is deemed to be an "interested person" of the Company for purposes of the Act.


          Valerie T. Ambrose, (Age 48), Director -- Corporate Director, Holland Community Hospital.



          William K. Anderson, (Age 55), Director -- Hope College, Holland, Michigan 49423. Vice President for Business and Finance and Treasurer of Hope College.



          Timothy C. Morawski, (Age 49), Director -- 625 Hastings Avenue, Holland, Michigan 49423. General Manager, Board of Public Works of the City of Holland, Michigan.



          Michael R. Mucciolo, (Age 55), Director -- 545 East 32nd Street, Holland, Michigan 49423. Senior Vice President and Chief Financial Officer, Beverage America.



          David G. Lee, (Age 43), President and Chief Executive Officer -- 680 East Swedesford Road, Wayne, PA 19087. Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.



          Stephen G. Meyer, (Age 30), Controller, Treasurer and Chief Financial Officer -- 680 East Swedesford Road, Wayne, PA 19087. Vice President and Controller -- Fund Resources, a division of SEI Corporation since March 1995. Director -- Internal Audit and Risk Management -- SEI Corporation (1992-1995). Senior Associate with Coopers & Lybrand LLP (1990-1992).



          Kathryn L. Stanton, (Age 37), Vice President and Assistant
     Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Vice President and Assistant Secretary of SEI Corporation, since 1994. Associate with Morgan, Lewis & Bockius (1989-1994).



          Sandra K. Orlow, (Age 42), Vice President and Assistant
     Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Vice President and Assistant Secretary of SEI Corporation, since 1983.



          Robert B. Carroll, (Age 36), Vice President and Assistant
     Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Vice President and Assistant Secretary of SEI Corporation since 1994. Attorney with the Securities and Exchange Commission, Division of Investment Management (1990-1994).



          Kevin P. Robins, (Age 34), Vice President and Assistant
     Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Senior Vice President, General Counsel and Secretary of SEI Corporation since 1994. Vice President and Assistant Secretary of SEI Corporation (1992-1994). Associate with Morgan, Lewis & Bockius (1988-1992).



          Todd Cipperman, (Age 30), Vice President and Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Vice President and Assistant Secretary of SEI Corporation since 1995. Associate with Dewey Ballantine (1994-1995). Associate with Winston & Strawn (1991-1994).



          Joseph M. Lydon, (Age 36), Vice President and Assistant
     Secretary -- 680 East Swedesford Road, Wayne, PA 19087. Director of Business Administration -- Fund Resources, a division of SEI Corporation since 1995. Vice President of Fund Group, Vice President of the
     Advisor -- Dreman Value Management, LP and President of Dreman Financial Services, Inc. (1989-1995).



          Michael T. Zelinsky, (Age 37), Assistant Secretary -- 680 East Swedesford Road, Wayne, PA 19087. From October, 1995 to present, employee of SEI Corporation.



          Cristine Trecroci, (Age 25), Assistant Secretary -- 680 East Swedesford Road, Wayne, PA 19087. From March, 1994 to present, employee of SEI Corporation.



          Amy Reese, (Age 30), Assistant Secretary -- 680 East Swedesford Road, Wayne, PA 19087. From September, 1995 to present, employee of SEI Corporation.


     As required by law, for as long as the Company has a Distribution Plan, the selection and nomination of directors who are not "interested persons" of the Company will be made by such disinterested directors. See "Rule 12b-1 Distribution Plan" in this SAI.

     Directors of the Company who are not affiliated with the Distributor, the Adviser or the Sub-Adviser receive from the Company an annual fee of $1,000 and a fee for each Board of Directors and Board committee meeting attended of $250. Directors who are affiliated with the Distributor, the Adviser or the Sub-Adviser do not receive compensation from the Company but all directors are reimbursed for all out-of-pocket expenses relating to attendance at meetings.


     The following table sets forth certain information regarding the compensation of the Funds' directors. No executive officer or person affiliated with the Funds received compensation from the Funds for the fiscal year ended November 30, 1995 in excess of $60,000.

                               COMPENSATION TABLE


                                                   PENSION                    TOTAL
                                                     OR                    COMPENSATION
                                                  RETIREMENT                 FROM THE
                                                  BENEFITS    ESTIMATED      COMPANY
                                    AGGREGATE      ACCRUED      ANNUAL     AND COMPANY
                                   COMPENSATION    AS PART     BENEFITS      COMPLEX
         NAME OF PERSON              FROM THE      OF FUND       UPON        PAID TO
            POSITION                 COMPANY      EXPENSES    RETIREMENT    DIRECTORS
---------------------------------  ------------   ---------   ----------   ------------
Michael R. Mucciolo..............     $2,750          0          N/A          $2,750
Director
Valerie T. Ambrose...............      2,500          0          N/A           2,500
Director
William K. Anderson..............      2,750          0          N/A           2,750
Director
Timothy C. Morawski..............      2,500          0          N/A           2,500
Director


     As of the date of this SAI, directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

     The Adviser. FMB-Trust acts as Adviser and First Michigan Bank Corporation acts as Sub-Adviser to each of the Funds. The Advisory Agreement provides that the Adviser shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Pursuant to the Advisory Agreement, the Adviser furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

     The Adviser has agreed to provide to the Funds, among other things, money market security and fixed-income research, and analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.

     Pursuant to the Sub-Advisory Agreement and subject to the supervision of the Adviser, the Sub-Adviser monitors approved lists of broker-dealers, repurchase dealers and commercial paper issuers, obtains and analyzes performance and market pricing information, and performs such other services as delegated to it by the Adviser from time to time.

     The Advisory Agreement and the Sub-Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and
(ii) by a majority of the directors of the Company who are not parties to the Advisory Agreement or "interested persons" (as defined in the Act) of any such party. The Advisory Agreement and the Sub-Advisory Agreement may be terminated on 60 days' written notice by the Company or the Sub-Adviser as the case may be, and will terminate automatically if assigned.


     Prior to the reorganization of the investment advisory operations of the Adviser, FMB Financial Advisory Services, Inc. served as investment adviser to each of the

Funds. For the fiscal years ended November 30, 1993, 1994 and 1995, the Adviser (or its predecessor) was entitled to (and waived) fees as follows: $259,009 ($259,009), $273,307 ($20,717) and $396,490 ($0), respectively, for the Money
Market Fund; $102,407 ($102,407), $154,951 ($154,951) and $168,511 ($147,376),
respectively, for the Michigan Tax-Free Bond Fund; $486,324 ($290,205), $553,698 ($24,878) and $549,684 ($0), respectively, for the Intermediate Government Income Fund; and $427,107 ($13,428), $445,283 ($0) and $532,024 ($0),
respectively, for the Diversified Equity Fund.


     First National Bank of Chicago serves as custodian for each of the Funds. See "Custodian." The Company serves as its own transfer agent.


     Administrator and Distributor. The Company has retained SEI Financial Management Corporation (the "Administrator") as administrator on behalf of each of its Funds. Under the Administration Agreement with the Company, the Administrator furnishes the Company certain administrative services, other than investment advisory services, necessary for each Fund's operations, including all regulatory reporting, accounting services and all necessary office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Adviser. For the fiscal year ended November 30, 1993, the Company's prior administrator, Furman Selz LLC ("Furman Selz"), waived $5,611 of its fees of $111,004 with respect to the Money Market Fund, $5,918 of its fees of $162,108 with respect to the Intermediate Government Income Fund, $1,038 of its fees of $27,929 with respect to the Michigan Tax-Free Bond Fund and $1,374 of its fees of $64,066 with respect to the Diversified Equity Fund. During the fiscal years ended November 30, 1994, and November 30, 1995, respectively, Furman Selz earned fees of $117,136 and $169,923 for the Money Market Fund, $184,566 and $183,228 for the Intermediate Government Income Fund, $42,368 and $45,958 for the Michigan Tax-Free Bond Fund and $68,292 and $79,824 for the Diversified Equity Fund.



     The Company has entered into a Distribution Agreement with SEI Financial Services Company (the "Distributor"), which acts as Distributor on behalf of each of the Funds. Each of the Administrator and the Distributor is a wholly-owned subsidiary of SEI Corporation ("SEI"), a leading provider of investment services to banks, institutional investors, investment advisers and insurance companies.


                          RULE 12b-1 DISTRIBUTION PLAN

     As described in the Prospectus, the Company has adopted, for the Consumer Service Class of each of the Funds, a Distribution Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). The Distribution Plan was adopted by the Board of Directors, including a majority of the directors who were not "interested persons" (as defined in the Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors").

     Under the Distribution Plan, each Fund may, with respect to its Consumer Service Class, reimburse the Distributor monthly (subject to a limit of 0.35% per annum of the average daily net assets of each Fund's Consumer Service Class, except in the case of the Money Market Fund in which case the limit shall be 0.25% per annum of the daily net assets of the Fund's Consumer Service Class) for costs and expenses of the Distributor in connection with the distribution of Fund shares of the Consumer Service Class. These costs and expenses include: (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses and other materials to be given or sent to prospective investors and (v) such other similar services as the Board of Directors determines to be reasonably calculated to result in the sale of shares of the Funds. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable under the Plan to compensate it for the distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     The Distribution Plan will continue in effect from year to year if such continuance is approved by (a) either the vote of a majority of the directors, or the vote of a majority of the outstanding voting securities of the Company, and (b) the Qualified Directors. Agreements related to the Distribution Plan also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. The Distribution Plan may not be amended to increase materially the amounts payable thereunder by any Fund without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.


                     CALCULATION OF YIELD AND TOTAL RETURN

     As noted in the Prospectus, the Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to
                             n
the following formula: P(1+T) = ERV. In addition, as indicated in the Prospectus, the

Funds may also, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales loads that would have been paid by an investor, or based on the assumption that a sales load other than the maximum loads (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

     As indicated in the Prospectus, the Funds may advertise certain yield information.

     Current yield for the Money Market Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.


     Effective yield for the Money Market Fund is calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Yield for the Intermediate Government Income Fund and the Michigan Tax-Free Bond Fund will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following
                                6
formula: YIELD = 2[((a-b)/(c)+1) -1], where a = dividends and interest earned during the period: b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of each of such Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in such Funds' net investment income for this purpose. For purposes of sales literature, such Funds' yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.



     For the seven-day period ending November 30, 1995 the Money Market Fund's yield and effective yield were 5.05% and 5.18%, respectively. For the 30-day period ended November 30, 1995, the Intermediate Government Income Fund's yield and effective yield were 5.90% and 6.07%, respectively.

     The tax-equivalent yield and the tax-equivalent effective yield for the Michigan Tax-Free Bond Fund are computed by dividing that portion of the yield or effective yield, respectively of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield or effective yield of the Fund that is not tax-exempt.


     For the 30-day period ended November 30, 1995, the Fund's tax-exempt yield and tax-equivalent effective yield were 4.59% and 7.95%, respectively.


     The total return for the Diversified Equity Fund will be calculated by subtracting (i) the public offering price (which includes the maximum sales load) of one share at the beginning of the period, from (ii) the net asset value of all shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period. The Diversified Equity Fund may also, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales loads that would have been paid by an investor, or by assuming that a sales load other than the maximum sales load is assessed, provided that total return data derived pursuant to the calculation described above are also presented.


     For the fiscal year ended November 30, 1995 and for the period December 2, 1991 through November 30, 1995, the average annual total returns for the Diversified Equity Fund were as follows:



                                                            DECEMBER 2, 1991
                                         YEAR ENDED              THROUGH
                                      NOVEMBER 30, 1995     NOVEMBER 30, 1995
                                      -----------------     -----------------
    Institutional Class.............         28.54                 10.79
    Consumer Service Class..........         23.36                  9.62


     The yield or total return for each Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset values of shares of a Fund will affect the yield of such Funds for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield and total return information for the Funds may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield or total return of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield or total return.

     From time to time, the Company may quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds, or, with respect to the Money Market Fund, as a comparison with other money market funds rated by Donoghue's Money Fund Report, a reporting service on mutual funds.

     The Fund's comparative performance for such purposes may be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to the investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

     The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each Fund is determined by the Administrator of the Fund's assets on each day the New York Stock Exchange is open for trading.

     As indicated under "Fund Share Valuation" in the Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in either Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Fund would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolios using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

     Securities of the Intermediate Government Income Fund, the Michigan Tax-Free Bond Fund and the Diversified Equity Fund for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Futures contracts, options listed on a national exchange and other over-the-counter securities are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors and in accordance with procedures adopted by the Board of Directors.

     With respect to options contracts, the premium received is recorded as an asset and equivalent liability, and thereafter the liability is adjusted to the market value of the option determined in accordance with the preceding paragraph. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

                             PORTFOLIO TRANSACTIONS


     Total brokerage commissions paid by the Diversified Equity Fund for the fiscal years ended November 30, 1993, 1994 and 1995 amounted to $64,257, $78,477 and $42,177, respectively.


     The Company has no obligation to deal with any broker/dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     The Adviser may, in circumstances in which two or more broker/dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker/dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker/dealers through which the Adviser places securities transactions for a Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Funds. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Securities Exchange Act of 1934, cause the Company to pay an amount of commission that exceeds the amount of commission that another broker/dealer would have charged for effecting the same transaction.

     Except in the case of equity securities purchased by the Diversified Equity Fund, purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, Michigan Municipal Obligations, taxable money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Any of the Funds may purchase obligations from underwriting syndicates of which the Distributor (or its affiliate) is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Board of Directors.

     Purchases and sales of equity securities for the Diversified Equity Fund typically are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of the Diversified Equity Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser will generally seek reasonably competitive spreads or commissions, the Diversified Equity Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     Portfolio Turnover. Because the portfolio of the Money Market Fund consists of securities with relatively short-term maturities, this Fund can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Money Market Fund, however, because the portfolio securities will in most cases be held to maturity and will not be resold. Also, it is not anticipated that this Fund will incur brokerage commissions in connection with any of its portfolio transactions. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Money Market Fund is expected to report a portfolio turnover rate approximating zero.


     For the fiscal years ended November 30, 1993, 1994 and 1995 the portfolio turnover rate for the Michigan Tax-Free Bond Fund was 13%, 22% and 35%, respectively, the Intermediate Government Income Fund was 17%, 20% and 27%, respectively, and the Diversified Equity Fund was 22%, 49% and 20%, respectively. The portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate.


                              FEDERAL INCOME TAXES

     The Prospectus describes generally the tax treatment of dividends and distributions made by the Company. This section of the Statement of Additional Information includes additional information concerning federal income taxes.

     Qualification by a Fund as a "regulated investment company" under the Internal Revenue Code (the "Code") requires, among other things, that (a) at least 90% of a Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities (except that such other securities must be limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of its net investment income and tax-exempt income earned in each year.


     Under the Code, a non-deductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long term and short term) for the one year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and capital gain net income of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the regulated investment company from its current year's ordinary income and capital gain net income and (ii) any amount on which the regulated investment company pays income tax for the year. This excise tax will not apply to tax-exempt income of the Michigan Tax-Free Bond Fund. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends will, accordingly, be subject to income tax for the year in which the record date falls. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

     Income received by the Diversified Equity Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Diversified Equity Fund intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of foreign taxes it has paid during the taxable year. If such an election is made by the Fund, each shareholder of the Fund would be required to include in gross income the taxable dividends received by him and the amount of his pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Diversified Equity Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Because not more than 50% of the value of the total assets of the other Funds is expected to consist of securities of foreign issuers, these Funds will not be eligible to elect to "pass-through" foreign tax credits to shareholders.

     A capital gains distribution will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution will be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

     It is anticipated that a portion of the dividends paid by the Diversified Equity Fund will qualify for the dividends-received deduction available to corporations. The Fund is required to notify shareholders of the amount of dividends which will qualify for the deduction within 60 days of the close of the Fund's taxable year. The dividends paid by the other Funds are not expected to qualify.

     If a shareholder exchanges or otherwise disposes of shares of a Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales load for shares of a Fund, the sales load previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales loads do not exceed the reduction in sales loads) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.

     Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the day the shares are disposed.

     If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that each Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

     The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, certain forward foreign currency contracts held by a Fund at the end of a fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Any gain or loss recognized with respect to forward currency contracts is considered to be 60% long term capital gain or loss and 40% short term capital gain or loss, without regard to the holding period of the contract. Code Section 988 also applies to forward foreign currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

     Shareholders will be notified annually by the Company as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

     The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments, including redemption payments, paid to certain non-corporate shareholders who do not furnish their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

     Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules (such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules) that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

SPECIAL TAX CONSIDERATIONS FOR THE MICHIGAN TAX-FREE BOND FUND.

     Federal -- The portion of total dividends paid by the Michigan Tax-Free Bond Fund with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Michigan Tax-Free Bond Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of Michigan Tax-Free Bond Fund assets must consist of securities exempt from taxation under Section 103 of the Code. Not later than 60 days after the close of its taxable year, the Michigan Tax-Free Bond Fund will notify each shareholder of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income received by such Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Distributions of capital gains and market discount earned on tax-exempt obligations will not qualify as tax-exempt income. Deductions for interest expense incurred (or deemed incurred) to acquire or carry shares of the Michigan Tax-Free Bond Fund may be subject to limitations that reduce or eliminate such deductions.

     Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This provision may increase the amount of ordinary income dividends received by shareholders.

     Shares of the Michigan Tax-Free Bond Fund generally would not be suitable for tax exempt institutions or tax deferred retirement plans (e.g., plans qualified under Section 401 of the Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax exempt nature of the Fund's dividends because such dividends ultimately would be taxable to beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial users" is defined under the U.S. Treasury Regulations to include non-exempt persons who regularly use a part of such facilities in their trade or businesses and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupy more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related Persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In addition, any loss realized by a shareholder upon the sale or redemption of shares of a Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder.

     Michigan -- If at the close of each quarter of the Michigan Tax-Free Bond Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from Michigan income tax (under either the laws of Michigan or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from Michigan income tax (hereinafter referred to as "Michigan-exempt dividends"). The Michigan Tax-Free Bond Fund intends to satisfy the above requirements by investing (under normal market conditions) substantially all of its assets in municipal securities of the State of Michigan, its cities, municipalities and other political authorities.

     Not later than 60 days after the close of its taxable year, the Michigan Tax-Free Bond Fund will notify each shareholder of the portion of the dividends paid which constitutes Michigan-exempt dividends with respect to such taxable year. The total amount of Michigan-exempt dividends paid by the Michigan Tax-Free Bond Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on Michigan municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Michigan Tax-Free Bond Fund in excess of this limitation will not qualify for tax exempt treatment.

     The Michigan Tax-Free Bond Fund may derive taxable income on temporary investments and realize capital gains or losses from its portfolio transactions, including the sale of securities. Such income will not qualify for tax exempt treatment and will be taxable to shareholders as described, whether such distributions are made in cash or in additional shares of the Fund. Any distribution of net long term capital gains will be taxable to shareholders as long term capital gains. In addition, a sale of shares in the Fund (including a redemption of such shares or an exchange of shares between Funds) may be a taxable event and may result in a taxable gain or loss to the shareholder. A loss realized by a shareholder on the redemption, sale, or exchange of shares of the Fund with respect to which Michigan-exempt dividends have been paid will be disallowed to the extent of the Michigan-exempt dividends received if such shares have been held by the shareholder for six months or less.

     Other States -- The treatment for state, local and municipal tax purposes of distributions of exempt-interest dividends from the Michigan Tax-Free Bond Fund will vary according to the laws of state and local taxing authorities. In some instances, a state or city may exempt from tax the portion of the distribution from the Fund that represents interest received on obligations of that state or its political subdivisions.

                                 CAPITAL STOCK

     Each Fund is comprised of two classes of stock -- the "Institutional Class" and the "Consumer Service Class." When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Agreements is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act. However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

     Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

                             PRINCIPAL SHAREHOLDERS


     At February 14, 1996, to the knowledge of management, the following persons owned of record or beneficially 5% or more of a class of equity shares of the
Funds:



                 MONEY MARKET FUND (INSTITUTIONAL CLASS)
FM CO.                                                             99.97%
Attn: Trust Operations
101 East Main St.
Zeeland, MI 49464-1735
        INTERMEDIATE GOVERNMENT INCOME FUND (INSTITUTIONAL CLASS)
FM CO.                                                             99.99%
Attn: Trust Operations
101 East Main St.
Zeeland, MI 49464-1735
          INTERMEDIATE GOVERNMENT INCOME FUND (CONSUMER CLASS)
MUSKEGON GENERAL HOSPITAL                                           8.25%
Attn: Mr. Walt Dabrowski
1700 Oak Avenue
Muskegon, MI 49442-2407
NATIONAL FINANCIAL SERVICES CO. for                                18.31%
The Exclusive Benefit of Our Customers
Attn: Mutual Funds
200 Liberty Street
One World Financial Center
New York, NY 10281-0095

          MICHIGAN TAX-FREE BOND FUND (CONSUMER CLASS)
NATIONAL FINANCIAL SERVICES CO. for                                27.44%
The Exclusive Benefit of Our Customers
Attn: Mutual Funds
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003
       MICHIGAN TAX-FREE BOND FUND (INSTITUTIONAL CLASS)
FM CO.                                                             99.68%
Attn: Trust Operations
101 East Main St.
Zeeland, MI 49464-1735
            DIVERSIFIED EQUITY FUND CONSUMER CLASS)
FM CO.                                                             99.90%
Attn: Trust Operations
101 East Main St.
Zeeland, MI 49464-1735
         DIVERSIFIED EQUITY FUND (INSTITUTIONAL CLASS)
NATIONAL FINANCIAL SERVICES CO. INC.                               16.96%
For the Exclusive use of Our Customers
Attn: Mutual Funds
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003


                                 OTHER MATTERS

     The Company's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   CUSTODIAN


     The First National Bank of Chicago has been retained to act as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, First National Bank of Chicago receives an asset-based fee and transaction charges.

                                    EXPERTS


     Price Waterhouse LLP has been selected as the independent accountants for the Company. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. Price Waterhouse LLP's address is 30 South Seventeenth Street, Philadelphia, PA 19103.


                              FINANCIAL STATEMENTS


     The Company's financial statements and financial highlights, which have been audited by Price Waterhouse LLP, are included in this SAI in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

FMB FUNDS, INC.
FMB MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1995

                                               YIELD TO
 CREDIT                                        MATURITY
RATINGS*                                      ON DATE OF   MATURITY    PRINCIPAL       VALUE
(UNAUDITED)                                    PURCHASE      DATE       AMOUNT       (NOTE 2a)
--------                                      ----------   --------   -----------   ------------
         COMMERCIAL PAPER -- 74.3%
         AGRICULTURE -- 4.6%
A1+/P1   Cargill Inc..........................    5.68%    02/06/96   $ 4,900,000   $  4,848,931
                                                                                    ------------
         AUTOMOTIVE -- 4.9%
A1/P1    Ford Motor Credit Corporation........    5.76     01/26/96     5,200,000      5,154,055
                                                                                    ------------
         BANKING -- 9.4%
A1+/P1   State Street Boston
           Corporation........................    5.74     01/08/96     4,800,000      4,771,323
A1+/P1   Norwest Corporation..................    5.80     01/23/96     5,100,000      5,057,052
                                                                                    ------------
                                                                                       9,828,375
                                                                                    ------------
         BEVERAGES -- 7.6%
A1+/P1   Coca Cola Company....................    5.78     12/12/95     4,900,000      4,891,496
A1/P1    PepsiCo Inc. ........................    5.76     01/19/96     3,110,000      3,085,998
                                                                                    ------------
                                                                                       7,977,494
                                                                                    ------------
         BROKERAGE -- 4.7%
A1+/P1   Merrill Lynch & Co. .................    5.80     01/03/96     5,000,000      4,973,783
                                                                                    ------------
         CHEMICALS -- 4.7%
A1/P1    E.I. Dupont de Nemours and Company...    5.73     12/06/95     4,900,000      4,896,155
                                                                                    ------------
         ELECTRONICS -- 4.6%
A1+/P1   General Electric Capital
           Corporation........................    5.80     12/14/95     4,800,000      4,790,085
                                                                                    ------------
         FINANCIAL SERVICES -- 19.4%
A1/P1    Beneficial Corporation...............    5.79     12/22/95     5,100,000      5,083,013
A1+/P1   Ciesco...............................    5.76     12/18/95     5,100,000      5,086,321
A1/P1    Commercial Credit Corporation........    5.73     01/12/96     5,100,000      5,066,382
A1/P1    CXC Incorporated.....................    5.77     12/04/95     5,100,000      5,097,582
                                                                                    ------------
                                                                                      20,333,298
                                                                                    ------------
         MACHINERY -- 4.8%
A1/P1    John Deere Capital Corporation ......    5.68     01/16/96     5,100,000      5,063,507
                                                                                    ------------
         TELECOMMUNICATIONS -- 4.9%
A1+/P1   AT&T Corporation.....................    5.75     12/08/95     5,100,000      5,094,377
                                                                                    ------------
         TOBACCO -- 4.7%
A1/P1    Philip Morris Companies, Inc. .......    5.73     12/20/95     4,900,000      4,885,389
                                                                                    ------------
         TOTAL COMMERCIAL PAPER...............                                        77,845,449
                                                                                    ------------
CERTIFICATE OF DEPOSIT -- 4.8%
First Tennessee Bank..........................    5.84     12/29/95     5,000,000      5,000,000
                                                                                    ------------

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

                                               YIELD TO
                                               MATURITY
                                              ON DATE OF   MATURITY    PRINCIPAL       VALUE
                                               PURCHASE      DATE       AMOUNT       (NOTE 2a)
                                              ----------   --------   -----------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.5%
Notes:
  Federal Home Loan Mortgage
    Corporation** (2 year CMT -- 99 basis
    points)...................................    4.55%    07/15/96   $ 5,000,000   $  5,000,000
  Student Loan Mortgage Association**.........    5.76     03/14/96     5,000,000      5,000,000
                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS.................................                                        10,000,000
                                                                                    ------------
TOTAL INVESTMENTS 88.6%
  (COST $92,845,449)+.........................                                        92,845,449
REPURCHASE AGREEMENT -- 11.7%
First Union Bank, dated 11/30/95, 5.89%.......    5.97     12/01/95    12,256,000     12,256,000
                                                                                    ------------
(Proceeds at maturity $12,258,005)
collateralized by:
$12,497,493 U.S. Treasury Bill, 5/9/1996
TOTAL INVESTMENTS AND REPURCHASE AGREEMENT --
  100.3% (COST $105,101,449)..................                                       105,101,449
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)............................                                          (364,563)
                                                                                    ------------
NET ASSETS -- 100%............................                                      $104,736,886
                                                                                     ===========

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB INTERMEDIATE GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1995

                                             PRINCIPAL                      VALUE
                                              AMOUNT          COST        (NOTE 2a)
                                            -----------   ------------   ------------
MORTGAGE-BACKED SECURITIES -- 20.3%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION -- 10.4%
  Pool#M90035, 8.50%, 2/1/96..............  $    80,967   $     80,967   $     83,194
  Pool#M90040, 8.50%, 3/1/96..............      291,035        291,035        299,039
  Pool#M90042, 8.00%, 4/1/96..............      215,747        215,747        221,614
  Pool#N90047, 9.00%, 10/1/97.............      144,262        144,262        149,042
  1183-E Pac CMO, 7.34%, 1/15/99..........    1,000,000      1,016,001      1,027,160
  Pool#214693, 9.00%, 12/1/01.............      204,986        204,986        213,954
  1132-G Pac CMO, 8.00%, 1/15/05..........       42,846         42,846         42,849
  1204-G Pac CMO, 7.00%, 11/15/05.........      937,197        937,934        945,313
  1311-E Pac CMO, 7.50%, 8/15/16..........      945,487        945,487        945,392
  FHG 23-HE Pac CMO, 5.50%, 8/25/16.......    1,000,000        967,732        976,340
  1290-F Pac CMO, 7.50%, 11/15/17.........    1,000,000      1,014,786      1,019,040
  1199-D Pac CMO, 7.15%, 7/15/18..........    2,000,000      2,013,369      2,032,700
  1502-PE Pac CMO, 6.25%, 1/15/19.........    4,060,000      4,063,510      3,995,243
  98-E Pac CMO, 8.25%, 11/15/20...........      652,093        652,093        662,259
                                                            ----------     ----------
                                                            12,590,755     12,613,139
                                                            ----------     ----------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 9.9%
  1991-119-J CMO, 8.50%, 4/25/96..........       98,980         98,980         98,988
  Pool#50372, 9.50%, 10/1/97..............      195,316        195,316        202,275
  Pool#50360, 9.00%, 11/1/97..............       50,666         50,666         52,297
  Pool#50375, 9.50%, 11/1/97..............      172,692        172,692        178,845
  Pool#50469, 8.00%, 7/1/98...............      191,459        191,459        196,724
  Pool#50498, 8.50%, 10/1/98..............       51,090         51,090         52,654
  Pool#50509, 8.50%, 11/1/98..............      114,127        114,127        117,623
  1991-160-VC AD CMO, 7.75%, 10/25/00.....    1,000,000      1,004,472      1,021,960
  1992-113-G Pac CMO, 7.50%,
    7/25/02...............................    1,231,948      1,262,172      1,291,192
  1992-9-E Pac CMO, 7.00%, 1/25/04........      389,162        389,162        388,259
  1991-36-E Pac CMO, 8.25%, 1/25/05.......      594,279        594,400        597,935
  1991-149-E Pac CMO, 7.50%,
    3/25/05...............................      574,734        574,734        575,500
  1992-78-G Pac CMO, 7.50%,
    12/25/05..............................    1,500,000      1,507,530      1,525,425
  1991-173-PG Pac CMO, 6.95%, 5/25/17.....    1,181,000      1,179,603      1,182,464
  1990-39-G CMO, 8.50%, 11/25/17..........      626,726        628,659        633,376
  1993-56-PN Pac CMO, 6.35%,
    7/25/18...............................    1,000,000      1,013,625      1,005,160
  1992-150-G Pac CMO, 6.75%,
    9/25/18...............................    1,000,000        996,762      1,001,320

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB INTERMEDIATE GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

                                             PRINCIPAL                      VALUE
                                              AMOUNT          COST        (NOTE 2a)
                                            -----------   ------------   ------------
MORTGAGE-BACKED SECURITIES -- (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION --
  (CONTINUED)
  1992-79-G Pac CMO, 7.00%,
    10/25/18...............................  $2,000,000   $  2,004,562   $  2,011,240
                                                          ------------   ------------
                                                            12,030,011     12,133,237
                                                          ------------   ------------
TOTAL MORTGAGE-BACKED SECURITIES...........                 24,620,766     24,746,376
                                                          ------------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 39.0%
FEDERAL HOME LOAN BANK -- 4.2%
  8.25%, 9/25/96...........................   1,000,000      1,007,522      1,022,020
  6.46%, 2/1/00............................   1,000,000      1,000,000      1,015,160
  6.125%, 9/20/00..........................   2,000,000      2,000,000      2,032,540
  5.75%, 3/30/01...........................   1,000,000      1,000,000      1,002,520
                                                          ------------   ------------
                                                             5,007,522      5,072,240
                                                          ------------   ------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION -- 12.1%
  8.13%, 9/30/96...........................   1,000,000      1,009,305      1,022,050
  6.60%, 11/12/99..........................   1,000,000      1,000,000      1,030,300
  6.55%, 1/4/00............................   1,000,000      1,000,000      1,029,090
  6.78%, 3/28/01...........................   2,000,000      2,000,000      2,005,360
  7.14%, 7/31/02...........................   1,500,000      1,500,000      1,544,550
  6.80%, 9/18/02...........................   1,000,000      1,000,000      1,010,130
  6.55%, 4/2/03............................   1,000,000      1,003,152      1,007,390
  8.34%, 3/14/05...........................   2,000,000      2,000,000      2,098,960
  6.83%, 6/15/05...........................   2,000,000      2,000,000      2,050,580
  7.00%, 7/6/05............................   2,000,000      2,000,000      2,046,040
                                                          ------------   ------------
                                                            14,512,457     14,844,450
                                                          ------------   ------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION -- 20.4%
  7.60%, 1/10/97...........................   1,000,000      1,007,766      1,023,060
  6.81%, 4/23/99...........................   2,000,000      2,000,000      2,042,160
  7.64%, 5/6/99............................   2,000,000      2,001,848      2,013,660
  7.24%, 9/2/99............................   2,000,000      2,000,000      2,045,420
  7.36%, 9/29/99...........................   2,000,000      1,975,031      2,067,420
  7.65%, 10/20/99..........................   2,000,000      1,995,953      2,085,300
  6.33%, 11/3/00...........................   3,000,000      3,000,000      3,030,030
  6.69%, 1/19/00...........................   1,000,000      1,000,000      1,016,430
  7.55%, 4/22/02...........................   2,000,000      2,044,036      2,171,200
  7.00%, 8/12/02...........................   1,000,000      1,001,898      1,010,650
  6.93%, 8/23/02...........................   1,000,000        999,748      1,010,530

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB INTERMEDIATE GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

                                             PRINCIPAL                      VALUE
                                              AMOUNT          COST        (NOTE 2a)
                                            -----------   ------------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION --
  (CONTINUED)
  6.95%, 9/10/02..........................  $ 3,000,000   $  3,019,294   $  3,026,340
  6.72%, 2/25/03..........................    2,400,000      2,400,000      2,438,040
                                                          ------------
                                                            24,445,574     24,980,240
                                                          ------------   ------------
TENNESSEE VALLEY AUTHORITY -- 2.3%
  8.25%, 11/15/96.........................    1,800,000      1,822,394      1,845,000
  6.00%, 1/15/97..........................    1,000,000      1,000,000      1,005,000
                                                          ------------   ------------
                                                             2,822,394      2,850,000
                                                          ------------   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..                  46,787,947     47,746,930
                                                          ------------   ------------
U.S. TREASURY NOTES -- 30.3%
  7.63%, 4/30/96..........................    1,000,000      1,004,544      1,008,740
  6.875%, 3/31/97.........................    3,000,000      3,002,030      3,057,030
  8.50%, 5/15/97..........................    2,000,000      2,038,435      2,086,160
  8.50%, 7/15/97..........................    1,000,000      1,022,901      1,047,430
  7.375%, 11/15/97........................    5,000,000      4,973,107      5,181,650
  7.875%, 1/15/98.........................    3,000,000      3,024,739      3,147,930
  7.875%, 4/15/98.........................    1,000,000      1,024,530      1,054,770
  9.00%, 5/15/98..........................    5,000,000      5,138,668      5,409,750
  8.25%, 7/15/98..........................    4,000,000      4,096,483      4,273,840
  6.375%, 1/15/99.........................    2,000,000      1,957,040      2,052,300
  6.875%, 8/31/99.........................    2,000,000      1,983,065      2,091,800
  7.875%, 11/15/99........................    1,000,000      1,025,269      1,082,990
  8.00%, 5/15/01..........................    2,000,000      2,089,888      2,225,860
  7.875%, 8/15/01.........................    2,000,000      2,082,069      2,220,380
  7.50%, 11/15/01.........................    1,000,000      1,033,620      1,095,060
                                                          ------------   ------------
TOTAL U.S. TREASURY NOTES.................                  35,496,388     37,035,690
                                                          ------------   ------------
TOTAL INVESTMENTS -- 89.6%................                 106,905,101+   109,528,996
                                                          ------------   ------------
REPURCHASE AGREEMENT -- 9.7%
First Union Bank, 5.89%, due 12/1/95......   11,899,000     11,899,000     11,899,000
                                                          ------------   ------------
(Proceeds at maturity $11,900,920)
collateralized by:
$12,133,608 U.S. Treasury Bill 10/17/96
TOTAL INVESTMENTS AND REPURCHASE
  AGREEMENT -- 99.3%......................                $118,804,101    121,427,996
                                                          ============
OTHER ASSETS LESS LIABILITIES -- 0.7%.....                                    828,062
                                                                         ------------
NET ASSETS -- 100%........................                               $122,256,058
                                                                         ============

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MICHIGAN TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1995

  CREDIT                                          PRINCIPAL                    VALUE
 RATINGS*                                          AMOUNT        COST        (NOTE 2a)
----------                                        ---------   -----------   -----------
            MUNICIPAL OBLIGATIONS -- 96.5%
Aaa/AAA     Ann Arbor Water Supply System (MBIA)
              7.375%, 2/1/2003..................  $ 710,000   $   790,361   $   824,487
A1/AA       Ann Arbor Sewer Disposal Revenue
              Series XII, 6.95%, 7/1/2001***....    335,000       355,226       378,550
A/A+        Battle Creek Building Authority
              8.00%, 4/1/2000...................    400,000       447,970       454,000
Baa/BBB     Bay City UTGO 5.40%, 1/1/1997.......    150,000       153,000       151,619
Baa1/BBB+   Bay County West Side Regional Sewer
              Disposal System, 6.40%,
              5/1/1996***.......................    150,000       153,207       154,206
Aaa/AAA     Chelsea School District, (FGIC)
              5.50%, 5/1/2008...................    500,000       497,109       518,125
A1/AA       Clio Area School District, 7.20%,
              5/1/1997***.......................    200,000       205,680       208,470
Aaa/AAA     Dearborn EDC Oakwood Hospital
              Revenue Bonds (MBIA) 6.55%,
              8/15/2001***......................    250,000       268,416       281,250
A1/AA       Dearborn City School District UTGO,
              5.25%, 5/1/2006...................    500,000       490,763       516,875
Aaa/AAA     Detroit City School District UTGO
              (MBIA) 7.10%, 5/1/2001***.........    250,000       257,487       286,250
Aaa/AAA     Detroit Sewer Disposal (MBIA)
              7.125%, 7/1/1999***...............    500,000       536,667       555,625
Aaa/AAA     Detroit Sewer Disposal Revenue
              (FGIC) 5.50%, 7/1/1996............    200,000       200,413       202,070
Aaa/AAA     Farmington Hills HFA, Botsford
              Hospital (MBIA) Series A 6.70%,
              2/15/2001.........................    225,000       230,813       248,344
Aaa/AAA     Forest Hills Public Schools 5.00%,
              5/1/2006..........................    500,000       497,985       500,625
A1/AA       Gaylord Schools 6.60%,
              5/1/2002***.......................    500,000       545,518       565,625
Aaa/AAA     Grand Rapids DDA 6.60%, 6/1/2008....    545,000       546,899       607,675
Aa/AAA      Grand Rapids & Kent County Joint
              Building Authority 7.10%,
              10/1/1998***......................    240,000       255,577       259,200
A1/AA-      Grand Rapids Sanitation Sewer System
              6.875%, 1/1/2000***...............    500,000       540,077       545,000
Aaa/AAA     Grand Rapids Water Supply 6.625%,
              1/1/2001***.......................    500,000       532,986       545,625
Aaa/AAA     Grandville Public Schools District
              (FGIC) 6.00%, 5/1/2005............    310,000       299,919       338,288
Aaa/AAA     Greenville Public Schools 6.50%,
              5/1/2003..........................    315,000       348,025       355,950

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MICHIGAN TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

  CREDIT                                          PRINCIPAL                    VALUE
 RATINGS*                                          AMOUNT        COST        (NOTE 2a)
----------                                        ---------   -----------   -----------
            MUNICIPAL OBLIGATIONS --
              (CONTINUED)
Aaa/AAA     Harrison Community Schools (AMBAC)
              5.80%, 5/1/2005...................  $ 500,000   $   500,000   $   536,250
NR/AA-      Holland Electric Revenue Bonds
              Refunding 6.50%, 7/1/1999***......    400,000       413,105       430,000
Aaa/AAA     Hudsonville Public Schools (FGIC)
              5.00%, 5/1/2002...................    500,000       500,000       515,625
Aaa/AAA     Kalamazoo HFA Borges Medical (FGIC)
              6.25%, 7/1/1999***................    500,000       520,353       523,750
Aa/AAA      Kent County Building Authority
              6.00%, 12/1/2002***...............    500,000       505,653       520,625
            Kent County HFA Michigan
              Hospital Revenue Bonds:
A/A             Blodgett Memorial Medical
                  Center, Series A 6.875%,
                  7/1/1999***...................    165,000       166,490       177,581
Aaa/AAA         Blodgett Memorial Medical Center
                  Refunded (MBIA) Series A
                  5.75%, 7/1/2009...............    500,000       482,114       505,000
A/A             Mary Free Bed Hospital Series A
                  Refunded 6.50%, 4/1/2005......    200,000       199,165       212,250
Aaa/AAA         Pine Rest Christian Hospital
                  Refunded (FGIC) 6.50%,
                  11/1/2003***..................    500,000       526,780       536,875
A1/AA+      Lansing Building Authority 7.15%,
              6/1/2002***.......................    525,000       554,395       593,250
A1/AA+      Lansing Tax Increment Finance
              Authority, 5.20%, 10/1/1998.......    200,000       200,000       205,750
Aaa/AAA     Lenawee County Building 6.00%,
              5/1/2004***.......................    350,000       351,096       363,563
A1/NR       Macomb County Southeast Waste Water
              Disposal System UTGO, 6.50%,
              11/1/1999***......................    200,000       203,179       206,002
A1/AA       Mattawan School District 6.40%,
              5/1/2004***.......................    500,000       520,271       540,000
Aaa/AAA     Michigan Higher Education Student
              Loan Series XX-I (AMBAC) 5.70%,
              4/1/2002..........................    500,000       500,000       523,125
Aaa/AAA     Michigan Public Power Agency
              Campbell Project (AMBAC) 6.40%,
              1/1/1999***.......................    235,000       238,302       245,575
Aaa/AAA     Michigan State Building Authority
              Revenue Bond, Adult General
              Hospital (AMBAC) 7.375%,
              12/1/1996***......................    250,000       259,375       263,785

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MICHIGAN TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

  CREDIT                                          PRINCIPAL                    VALUE
 RATINGS*                                          AMOUNT        COST        (NOTE 2a)
----------                                        ---------   -----------   -----------
            MUNICIPAL OBLIGATIONS --
              (CONTINUED)
Aaa/AAA     Michigan State Building Authority
              Revenue Bond 6.75%,
              10/1/2000***......................  $ 500,000   $   545,521   $   560,000
Aaa/AAA     Michigan State Building Authority
              Revenue Bond Series II (AMBAC)
              6.75%, 10/1/2003***...............    500,000       512,849       553,750
A1/AA       Michigan State Environmental
              Protection Program UTGO 6.25%,
              11/1/2002***......................  1,000,000     1,058,592     1,115,000
NR/A+       Michigan State HDA Rental Housing
              Revenue 5.80%, 4/1/2000...........    150,000       150,000       157,687
Aaa/AA      Michigan State HDA Walled Lake Villa
              Project Revenue Bonds (FSA) 5.85%,
              4/15/2007.........................    420,000       420,000       442,050
            Michigan State HFA Revenue
              Bonds:
A/A             Holland Community Hospital
                  4.50%, 1/1/2000...............    555,000       552,863       556,388
NR/A-           Refunded Central Michigan
                  Community Hospital Series A
                  5.75%, 10/1/2002..............    300,000       297,667       311,625
Aa/AA           Refunded Detroit Center Group A
                  6.375%, 8/15/2005***..........    500,000       504,474       523,125
NR/AA           Refunded Otsego Memorial
                  Hospital Gaylord (National
                  Bank Detroit) 6.00%,
                  1/1/2009......................    660,000       657,006       683,100
Aaa/AAA         Refunded Sparrow Obligated Group
                  (MBIA) 6.30%, 11/15/2003......    615,000       620,527       676,500
Aaa/AAA         Refunded St. John Hospital
                  Series A (AMBAC) 5.75%,
                  5/15/2004.....................    200,000       198,162       214,000
NR/BBB+         Series A 4.75%, 7/1/1998........    200,000       200,000       199,750
Aaa/AAA     Michigan State South Central Power
              Agency Supply System Revenue Bonds
              Prerefunded (AMBAC) 7.25%,
              11/1/1996***......................    200,000       206,003       210,216
NR/NR       Michigan Strategic Fund 5.20%,
              9/1/2004..........................    400,000       400,000       409,500
Aaa/AAA     Northern University Revenue Bond
              (AMBAC) 5.50%, 12/1/2009..........    435,000       401,736       437,719
A1/AA       Novi CSD UTGO 5.35%, 5/1/2002.......    275,000       274,294       286,000
A1/AA       Oakland County LTGO 6.25%,
              11/1/1999***......................    500,000       514,010       527,500

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MICHIGAN TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

  CREDIT                                          PRINCIPAL                    VALUE
 RATINGS*                                          AMOUNT        COST        (NOTE 2a)
----------                                        ---------   -----------   -----------
            MUNICIPAL OBLIGATIONS --
              (CONTINUED)
A1/AA       Oakland County Segment I&II 6.50%,
              11/1/2005.........................  $ 500,000   $   535,045   $   535,625
Aa/NR       Oakland County EDC 6.375%,
              11/1/2004***......................    500,000       500,000       570,000
A1/AA-      Ottawa County Refunding Bond Series
              A 6.80%, 8/1/2001***..............    500,000       533,705       545,000
NR/NR       Oxford Area CSD UTGO 6.70%,
              5/1/1996***.......................    340,000       352,182       354,161
A1/AA       Paw Paw Public Schools 6.50%,
              5/1/2007***.......................    500,000       559,449       565,625
A1/AA       Plymouth-Canton CSD UTGO 6.35%,
              5/1/2001***.......................    300,000       323,877       329,250
NR/AA       Rochester CSD UTGO 6.50%,
              5/1/2002***.......................    150,000       150,693       166,500
A1/AA-      Rochester Hills LTGO 6.25%,
              8/1/1998***.......................    200,000       205,030       212,250
A1/AA-      Rochester Hills UTGO Prerefunded
              6.60%, 11/1/1998***...............    465,000       486,935       504,525
A1/AA       Rockford Public Schools 5.60%,
              5/1/2005..........................    500,000       499,467       528,750
A1/NR       Saginaw County Tittabawasse Water
              System Extension 2 6.50%,
              7/1/1997***.......................    145,000       146,471       146,718
A1/NR       Saginaw Water Revenue Bonds
              Refunding 6.00%, 7/1/2000***......    865,000       885,280       905,006
NR/AAA      St. Joseph HFA, Hospital Revenue
              Mercy Memorial Medical Center
              7.30%, 10/1/1996***...............    155,000       158,836       162,473
A1/AA       Saranac CSD UTGO 5.70%, 5/1/2007....    230,000       228,216       237,762
A1/NR       Thornapple-Kellogg CSD UTGO 7.00%,
              5/1/1997***.......................    200,000       210,083       211,750
NR/AA       Troy Downtown Development 6.10%,
              11/1/2010.........................    400,000       400,000       425,500
A1/AA       Utica Community Schools UTGO 5.70%,
              5/1/2006..........................    500,000       494,868       530,000
            University of Michigan Revenue
              Bonds:
Aa/AA           Refunding Series A 5.70%,
                  12/1/2004.....................    250,000       248,371       269,063
Aa1/AA+         Series B 5.80%, 4/1/2010........    500,000       499,401       526,875
A1/AA       Walled Lake Consolidated School
              District Series I UTGO 6.50%,
              5/1/1999***.......................    200,000       205,328       215,250

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB MICHIGAN TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

  CREDIT                                          PRINCIPAL                    VALUE
 RATINGS*                                          AMOUNT        COST        (NOTE 2a)
----------                                        ---------   -----------   -----------
            MUNICIPAL OBLIGATIONS --
              (CONTINUED)
NR/AA-      Warren LTGO 5.00%, 6/1/2007.........  $ 405,000   $   381,705   $   400,950
A1/NR       Warren School District Prere-
              funded 6.70%, 5/1/2001***.........    500,000       520,551       562,500
                                                              -----------   -----------
            TOTAL MUNICIPAL OBLIGATIONS.........               30,833,573    32,166,308
                                                              -----------   -----------
            FLOATING RATE DEMAND NOTES -- 1.6%**
NR/MIG1     Calhoun County EDC 3.75%,
              12/1/1995.........................    430,000       430,000       430,000
A/A         City of Farmington Hills EDC
              Refunding Bonds 3.90%,
              12/1/1995.........................     90,000        90,000        90,000
                                                              -----------   -----------
            TOTAL FLOATING RATE DEMAND NOTES....                  520,000       520,000
                                                              -----------   -----------
            TAX FREE MONEY MARKET FUND -- 0.1%
            Dreyfus Michigan Municipal Money
              Market Fund.......................     46,714        46,714        46,714
                                                              -----------   -----------
            TOTAL INVESTMENTS -- 98.2%..........              $31,400,287+   32,733,022
                                                              ===========
            OTHER ASSETS LESS
              LIABILITIES -- 1.8%...............                                586,270
                                                                            -----------
            NET ASSETS -- 100.0%................                            $33,319,292
                                                                            ===========

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB DIVERSIFIED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- NOVEMBER 30, 1995

                                                                             VALUE
  SHARES                                                       COST        (NOTE 2a)
----------                                                  -----------   -----------
             COMMON STOCKS -- 91.8%
             ADVERTISING -- 0.5%
     8,000   Interpublic Group of Companies...............  $   264,470   $   307,000
                                                             ----------    ----------
             AUTOMOTIVE -- 1.5%
    10,000   Ford Motor Company...........................      246,963       282,500
    15,000   Genuine Parts, Inc. .........................      555,230       605,625
                                                             ----------    ----------
                                                                802,193       888,125
                                                             ----------    ----------
             BANKING -- 4.4%
    13,000   Bank One Corp. ..............................      439,915       495,625
    16,000   Citicorp.....................................      682,850     1,132,000
    30,000   Norwest Corporation..........................      762,125       990,000
                                                             ----------    ----------
                                                              1,884,890     2,617,625
                                                             ----------    ----------
             BEVERAGES -- 1.9%
    20,000   PepsiCo Inc. ................................      784,366     1,105,000
                                                             ----------    ----------
             CHEMICALS -- 2.2%
    23,000   Morton International, Inc. ..................      709,650       796,375
    13,000   Norsk Hydro A.S., ADR........................      439,722       528,125
                                                             ----------    ----------
                                                              1,149,372     1,324,500
                                                             ----------    ----------
             COMMERCIAL SERVICES -- 1.1%
    16,000   Olsten Corp. ................................      541,400       640,000
                                                             ----------    ----------
             ELECTRONIC PRODUCTS -- 9.4%
    27,000   AMP, Inc. ...................................      842,805     1,083,375
     5,000   Duracell International Inc. .................      222,350       265,000
    22,600   General Electric Co. ........................      987,274     1,519,850
    25,937   Molex, Inc. .................................      584,739       868,890
    19,800   Motorola, Inc. ..............................      704,200     1,212,750
    14,000   Solectron Corp.(a)...........................      372,860       595,000
                                                             ----------    ----------
                                                              3,714,228     5,544,865
                                                             ----------    ----------
             ENERGY -- 9.1%
    14,000   Chevron Corporation..........................      627,168       691,250
    21,000   Enron Corporation............................      638,555       787,500
    10,000   Exxon Corporation............................      644,013       773,750
    13,000   Mobil Corporation............................      906,668     1,356,875
    11,000   Royal Dutch Petroleum ADR....................      975,496     1,412,125
    11,000   Sonat, Inc. .................................      326,600       354,750
                                                             ----------    ----------
                                                              4,118,500     5,376,250
                                                             ----------    ----------
             ENTERTAINMENT -- 4.3%
    10,000   Capital Cities/ABC, Inc. ....................      527,910     1,236,250
    18,000   Carnival Corp. ..............................      426,150       468,000
    13,500   The Walt Disney Co. .........................      588,236       811,688
                                                             ----------    ----------
                                                              1,542,296     2,515,938
                                                             ----------    ----------

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB DIVERSIFIED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

                                                                             VALUE
  SHARES                                                       COST        (NOTE 2a)
----------                                                  -----------   -----------
             COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- 2.5%
     6,000   Federal National Mortgage Association........  $   526,705   $   657,000
    20,000   MBNA Corporation.............................      296,533       807,500
                                                             ----------    ----------
                                                                823,238     1,464,500
                                                             ----------    ----------
             FOOD AND KINDRED PRODUCTS -- 6.3%
    17,500   CPC International, Inc. .....................      777,351     1,203,125
     9,750   Heinz (H.J.) Co. ............................      243,025       310,781
    15,700   Hershey Foods Corp. .........................      746,154       969,475
    24,000   Sara Lee Corp. ..............................      593,275       774,000
    15,000   Sysco Corp. .................................      400,315       459,375
                                                             ----------    ----------
                                                              2,760,120     3,716,756
                                                             ----------    ----------
             HEALTH CARE -- 4.0%
    21,000   Abbott Laboratories..........................      643,784       853,125
    13,000   Johnson & Johnson............................      627,247     1,126,125
     6,000   Merck & Co., Inc. ...........................      303,855       371,250
                                                             ----------    ----------
                                                              1,574,886     2,350,500
                                                             ----------    ----------
             HOUSEHOLD PRODUCTS -- 3.3%
    16,500   Proctor & Gamble Co. ........................      803,459     1,425,188
    20,000   Rubbermaid, Inc. ............................      638,328       550,000
                                                             ----------    ----------
                                                              1,441,787     1,975,188
                                                             ----------    ----------
             INSURANCE -- 2.1%
    12,000   AMBAC, Inc. .................................      506,600       529,500
     8,250   American International Group.................      478,278       740,438
                                                             ----------    ----------
                                                                984,878     1,269,938
                                                             ----------    ----------
             MACHINERY -- 1.3%
    13,000   Caterpillar Inc. ............................      691,510       797,875
                                                             ----------    ----------
             MISCELLANEOUS MANUFACTURING -- 1.5%
     8,000   Eastman Kodak Co. ...........................      473,405       544,000
     7,000   Stanley Works................................      297,045       354,375
                                                             ----------    ----------
                                                                770,450       898,375
                                                             ----------    ----------
             MULTI-INDUSTRY -- 1.6%
    12,500   TRW, Inc. ...................................      798,218       935,938
                                                             ----------    ----------
             OIL & GAS EXPLORATION -- 0.5%
    14,000   Enron Oil & Gas Co. .........................      311,635       294,000
                                                             ----------    ----------
             PERSONAL CARE -- 2.4%
    15,600   International Flavors and Fragrances.........      613,196       797,550
    12,000   Gillette Company.............................      439,205       622,500
                                                             ----------    ----------
                                                              1,052,401     1,420,050
                                                             ----------    ----------
             PHARMACEUTICALS -- 4.5%
    24,000   Pfizer, Inc. ................................      897,181     1,392,000

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB DIVERSIFIED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

                                                                             VALUE
  SHARES                                                       COST        (NOTE 2a)
----------                                                  -----------   -----------
             COMMON STOCKS -- (CONTINUED)
    22,000   Schering-Plough..............................  $   744,725   $ 1,262,250
                                                             ----------    ----------
                                                              1,641,906     2,654,250
                                                             ----------    ----------
             POLLUTION CONTROL -- 1.3%
    26,000   WMX Technologies, Inc. ......................      885,072       767,000
                                                             ----------    ----------
             PUBLISHING/PRINTING -- 1.6%
    24,500   RR Donnelley & Sons Company..................      679,049       940,188
                                                             ----------    ----------
             RESTAURANTS -- 1.9%
    25,000   McDonald's Corporation.......................      611,076     1,115,625
                                                             ----------    ----------
             RETAIL-DEPARTMENT STORES -- 1.8%
    11,000   Albertson's Inc. ............................      355,380       338,250
     9,700   Dayton-Hudson Corp. .........................      711,775       704,463
                                                             ----------    ----------
                                                              1,067,155     1,042,713
                                                             ----------    ----------
             RETAIL-DRUG STORES -- 1.5%
    30,400   Walgreen Company.............................      578,220       885,400
                                                             ----------    ----------
             RETAIL-SPECIALTY LINE -- 2.4%
    19,000   Autozone(a)..................................      532,975       553,375
    13,000   Home Depot, Inc. ............................      562,790       576,875
     6,000   Kohls Corp.(a)...............................      286,690       324,000
                                                             ----------    ----------
                                                              1,382,455     1,454,250
                                                             ----------    ----------
             SOFTWARE/COMPUTER SERVICES -- 7.3%
    16,600   Automatic Data Processing....................      821,023     1,321,775
    14,000   Microsoft Corp.(a)...........................      591,460     1,219,750
    21,000   Oracle Systems Corporation(a)................      469,475       952,875
    18,000   Raytheon Co. ................................      607,755       801,000
                                                             ----------    ----------
                                                              2,489,713     4,295,400
                                                             ----------    ----------
             TELECOMMUNICATIONS -- 8.4%
    29,000   Alltel Corporation...........................      691,426       855,500
     6,000   Ameritech Corporation/Del....................      267,645       330,000
    20,200   AT&T Corp. ..................................      935,326     1,333,200
    31,300   MCI Communications Corp. ....................      555,893       837,271
    15,000   SBC Communications, Inc. ....................      601,500       810,000
    16,800   U.S. West Communications Group ..............      371,888       525,000
    16,800   U.S. West Media Group(a).....................      253,932       302,400
                                                             ----------    ----------
                                                              3,677,610     4,993,371
                                                             ----------    ----------
             TOYS -- 1.2%
    26,000   Mattel Inc...................................      545,660       728,000
                                                             ----------    ----------

See accompanying notes to financial statements.

FMB FUNDS, INC.
FMB DIVERSIFIED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- NOVEMBER 30, 1995

 SHARES/
PRINCIPAL                                                                    VALUE
  AMOUNT                                                       COST        (NOTE 2a)
----------                                                  -----------   -----------
             COMMON STOCKS -- (CONTINUED)
             TOTAL INVESTMENTS -- 91.8%...................  $39,568,754+  $54,318,620
                                                             ----------    ----------
             REPURCHASE AGREEMENT -- 8.3%
$4,922,000   First Union Bank, 5.89%, 12/01/95............    4,922,000     4,922,000
                                                            -----------   -----------
             (Proceeds at maturity $4,922,805)
             collateralized by:
               $5,018,901 U.S. Treasury Bill, 5/09/1996
             TOTAL INVESTMENTS AND REPURCHASE
               AGREEMENT -- 100.1%........................  $44,490,754    59,240,620
                                                             ==========
             LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (0.1%)...........................                    (82,045)
                                                                           ----------
             NET ASSETS -- 100.0%.........................                $59,158,575
                                                                          ===========

See accompanying notes to financial statements.

FMB FUNDS, INC.
FOOTNOTES TO PORTFOLIOS

  *Credit Ratings given by Moody's Investors Services, Inc. & Standard and
   Poor's Corporation (unaudited)

      MOODY'S       STANDARD & POOR'S
------------------  -----------------
Short Term Ratings
        P1                   A1       Instrument of the highest quality.

 Long Term Ratings
       Aaa                  AAA       Instrument judged to be of the best
                                      quality and carrying the smallest amount of investment risk.

       Aa                    AA       Instrument judged to be of high quality by
                                      all standards.

        A                    A        Instrument judged to be adequate by all
                                      standards.

       Baa                  BBB       Instrument judged to be of moderate
                                      quality by all standards.

       NR                    NR       Not Rated. In the opinion of the
                                      Investment Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Funds.


    Items which possess the strongest investment attributes of their category are given that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Government issues have assumed rating of Aaa/AAA.

 ** Floating Rate Demand Notes. The maturity date shown is the next interest reset date and rate shown is rate in effect at November 30, 1995.

*** Maturity date shown is the next callable date.

  + The cost of securities for Federal income tax purposes is substantially the same as that shown.

 (a) Non-income producing security.

See accompanying notes to financial statements.

FMB FUNDS, INC.
FOOTNOTES TO PORTFOLIOS (CONTINUED)

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

ABBREVIATIONS USED IN THE PORTFOLIOS:

AD       Accretion Directed
ADR      American Depository Receipt
AMBAC    American Municipal Bond Assurance Corporation
CMO      Collateralized Mortgage Obligation
CMT      Constant Maturity Treasury
CSD      Community School District
DDA      Downtown Development Authority
EDC      Economic Development Corporation
FGIC     Financial Guaranty Insurance Corporation
FSA      Financial Security Assurance
HDA      Housing Development Authority
HFA      Hospital Finance Authority
IDA      Industrial Development Authority
LTGO     Limited Tax General Obligation
MBIA     Municipal Bond Insurance Association
Pac      Planned Amortized Class
UTGO     Unlimited Tax General Obligation

See accompanying notes to financial statements.

FMB FUNDS, INC.

STATEMENT OF ASSETS AND LIABILITIES -- NOVEMBER 30, 1995

                                                                    FMB           FMB
                                                      FMB       INTERMEDIATE   MICHIGAN        FMB
                                                     MONEY       GOVERNMENT    TAX-FREE    DIVERSIFIED
                                                  MARKET FUND   INCOME FUND    BOND FUND   EQUITY FUND
                                                  ------------  ------------  -----------  -----------
ASSETS:
Investments in securities at value
  (identified cost: $92,845,449;
  $106,905,101; $31,400,287; and $39,568,754;
  respectively)..............................     $ 92,845,449  $109,528,996  $32,733,022  $54,318,620
Repurchase Agreements, at value (identified
  cost: $12,256,000; $11,899,000; $0 and
  $4,922,000; respectively)..................       12,256,000    11,899,000           --    4,922,000
Cash.........................................              852           111          223          300
Dividends and interest receivable............          116,700     1,516,733      433,622      116,713
Receivable for investment sold...............               --            --      250,000           --
Receivable for Fund shares sold..............               --         3,278          485        1,359
Unamortized organizational cost..............            6,605         6,605        6,605        6,605
                                                  ------------  ------------  -----------  -----------
    Total Assets.............................      105,225,606   122,954,723   33,423,957   59,365,597
                                                  ------------  ------------  -----------  -----------
LIABILITIES:
Dividends payable............................          362,113       564,069       84,893           --
Payable for Fund shares redeemed.............           84,547        10,375           --        1,589
Advisory fee payable.........................           29,768        45,150        4,110       47,916
Administrative services fee payable..........           12,756        15,050        4,110        7,187
Fund accounting fees payable.................            2,500         2,500        2,500        2,500
Shareholder servicing fee payable............            1,371           518          487          865
Payable for securities purchased.............               --            --           --       92,490
Accrued expenses.............................            5,665        61,003        8,565       54,475
                                                  ------------  ------------  -----------  -----------
    Total Liabilities........................          498,720       698,665      104,665      207,022
                                                  ------------  ------------  -----------  -----------
NET ASSETS:..................................     $104,726,886  $122,256,058  $33,319,092  $59,158,575
                                                  ------------  ------------  -----------  -----------
COMPOSITION OF NET ASSETS:
Shares of capital stock outstanding (par
  value of $.001 per share); 10 billion
  shares authorized..........................          104,725        11,941        3,089        4,057
Additional paid-in capital...................      104,620,016   121,421,613   32,098,785   44,535,886
Accumulated undistributed (distributions in
  excess of) net investment income...........           90,145            --           --       99,463
Accumulated net realized losses on investment
  transactions...............................          (88,000)   (1,801,391)    (115,317)    (230,697)
Unrealized appreciation on investments.......               --     2,623,895    1,332,735   14,749,866
                                                  ------------  ------------  -----------  -----------
                                                  $104,726,886  $122,256,058  $33,319,292  $59,158,575
                                                  ============  ============  ===========  ===========
NET ASSETS:
INSTITUTIONAL CLASS:
  Shares of capital stock outstanding........       87,195,506    11,198,087    1,919,291    3,656,968
                                                  ============  ============  ===========  ===========
  Net asset value, maximum offering price and
    redemption price per share outstanding...            $1.00        $10.24       $10.79       $14.58
                                                  ============  ============  ===========  ===========

CONSUMER SERVICE CLASS:
  Shares of capital stock outstanding........       17,529,236       743,337    1,169,923      399,960
                                                  ------------  ------------  -----------  -----------
  Net asset value and redemption price per
    share outstanding........................            $1.00        $10.24       $10.79       $14.58
                                                  ============  ============  ===========  ===========

  Maximum offering price per share
    ($1.00/$1.00, $10.24/.97, $10.79/.97 and
    $14.58/.96, respectively)................            $1.00        $10.56       $11.12       $15.19
                                                  ============  ============  ===========  ===========

See accompanying notes to financial statements.

FMB FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                                      FMB          FMB
                                        FMB       INTERMEDIATE   MICHIGAN        FMB
                                       MONEY      GOVERNMENT     TAX-FREE    DIVERSIFIED
                                    MARKET FUND   INCOME FUND   BOND FUND    EQUITY FUND
                                    -----------   -----------   ----------   -----------
NET INVESTMENT INCOME:
INCOME:
  Dividends.......................           --            --           --   $ 1,025,266
  Interest........................  $ 6,688,746   $ 8,395,968   $1,627,470       255,195
                                    -----------   -----------   ----------   -----------
                                      6,688,746     8,395,968    1,627,470     1,280,461
                                    -----------   -----------   ----------   -----------
EXPENSES:
  Advisory........................      396,490       549,684      168,511       532,024
  Administrative services.........      169,923       183,228       45,958        79,804
  Shareholder services............       40,500        38,000       28,500        42,000
  Audit...........................       30,750        41,800       11,500        27,000
  Fund accounting.................       30,200        55,000       50,500        37,500
  Legal...........................       20,000        22,400        3,521        11,000
  Reports to shareholders.........       13,800        11,000       12,000        16,500
  Custodian.......................       13,000        10,300       12,500        14,500
  Registration....................        9,500        11,987        9,300        10,500
  Insurance.......................        7,346         7,620        1,775         3,103
  Amortization of organization
    expenses......................        6,625         6,625        6,625         6,625
  Directors.......................        3,250         3,250        3,250         3,250
  Miscellaneous...................        9,002        13,000        7,000         9,393
                                    -----------   -----------   ----------   -----------
  Total expenses before waivers/
    reimbursements................      750,386       953,894      360,940       793,199
  Less: Expenses waived by
    Adviser.......................           --            --     (147,376)           --
                                    -----------   -----------   ----------   -----------
Net expenses......................      750,386       953,894      213,564       793,199
                                    -----------   -----------   ----------   -----------
Net investment income.............    5,938,360     7,442,074    1,413,906       487,262
                                    -----------   -----------   ----------   -----------
Realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) on
    investment transactions.......      (88,000)   (1,371,748)     (12,047)      538,806
  Change in unrealized
    appreciation on investments...           --     8,393,069    2,368,037    12,412,467
                                    -----------   -----------   ----------   -----------
Net realized and unrealized gain
  (loss) on investments...........      (88,000)    7,021,321    2,355,990    12,951,273
                                    -----------   -----------   ----------   -----------
Increase in net assets resulting
  from operations.................  $ 5,850,360   $14,463,395   $3,769,896   $13,438,535
                                     ==========   ============  ==========   ============

See accompanying notes to financial statements.

FMB FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                       FMB MONEY                     FMB INTERMEDIATE
                                                      MARKET FUND                 GOVERNMENT INCOME FUND
                                             ------------------------------    ----------------------------
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                             NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,
                                                 1995             1994             1995            1994
                                             -------------    -------------    ------------    ------------
Increase (Decrease) In Net Assets:
Operations:
 Net investment income.....................  $   5,938,360    $   2,791,214    $  7,442,074    $  6,975,894
 Net realized loss on investment
   transactions............................        (88,000)        --            (1,371,748)       (429,677)
 Change in unrealized appreciation
   (depreciation) on investments...........       --               --             8,393,069      (9,700,213)
                                             -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
 resulting from operations.................      5,850,360        2,791,214      14,463,395      (3,153,996)
                                             -------------    -------------    ------------    ------------
Dividends from net investment income:
   Institutional Class.....................     (5,293,269)      (2,692,245)     (6,916,568)     (6,369,040)
   Consumer Service Class..................       (554,946)         (98,969)       (525,506)       (606,854)
                                             -------------    -------------    ------------    ------------
                                                (5,848,215)      (2,791,214)     (7,442,074)     (6,975,894)
                                             -------------    -------------    ------------    ------------
Capital Share Transactions:
 Proceeds from sale of shares:
   Institutional Class.....................    269,856,183      194,419,964      35,701,843      42,282,533
   Consumer Service Class..................     32,067,014        9,129,509         336,892       1,774,179
                                             -------------    -------------    ------------    ------------
                                               301,923,197      203,549,473      36,038,735      44,056,712
                                             -------------    -------------    ------------    ------------
 Net asset value of shares issued in
   reinvestment of dividends:
     Institutional Class...................        143,737          406,142             744           3,536
     Consumer Service Class................        544,025           96,793         430,705         479,805
                                             -------------    -------------    ------------    ------------
                                                   687,762          502,935         431,449         483,341
                                             -------------    -------------    ------------    ------------
 Cost of shares redeemed:
   Institutional Class.....................   (286,105,170)    (156,972,964)    (43,009,557)    (23,384,736)
   Consumer Service Class..................    (22,236,404)      (3,556,407)     (3,393,284)     (2,550,788)
                                             -------------    -------------    ------------    ------------
                                              (308,341,574)    (160,529,371)    (46,402,841)    (25,935,524)
                                             -------------    -------------    ------------    ------------
Increase (decrease) in net assets derived
 from capital share transactions...........     (5,730,615)      43,523,037      (9,932,657)     18,604,529
                                             -------------    -------------    ------------    ------------
Net increase (decrease) in net assets......     (5,728,470)      43,523,037      (2,911,336)      8,474,639
Net Assets:
 Beginning of period.......................    110,455,356       66,932,319     125,167,394     116,692,755
                                             -------------    -------------    ------------    ------------
 End of period.............................  $ 104,726,886    $ 110,455,356    $122,256,058    $125,167,394
                                             =============    =============    ============    ============
Undistributed (distributions in excess of)
 net investment income.....................        $90,145         --               --            ($100,533)
                                                    ======                                          =======


See accompanying notes to financial statements.

FMB FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                         FMB MICHIGAN                  FMB DIVERSIFIED
                                                      TAX-FREE BOND FUND                 EQUITY FUND
                                                 ----------------------------    ----------------------------
                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                     1995            1994            1995            1994
                                                 ------------    ------------    ------------    ------------
Increase In Net Assets:
Operations:
 Net investment income.........................  $ 1,413,906     $ 1,266,937     $    487,262    $    293,792
 Net realized gain (loss) on investment
   transactions................................      (12,047)       (102,663)         538,806         488,363
 Change in unrealized appreciation
   (depreciation) on investments...............    2,368,037      (1,612,544)      12,412,467        (180,192)
                                                 -----------     -----------     ------------    ------------
Net increase (decrease) in net assets resulting
 from operations...............................    3,769,896        (448,270)      13,438,535         601,963
                                                 -----------     -----------     ------------    ------------
Dividends from net investment income:
   Institutional Class.........................     (813,846)       (624,462)        (406,415)       (286,212)
   Consumer Service Class......................     (600,060)       (642,475)         (44,078)        (38,615)
                                                 -----------     -----------     ------------    ------------
                                                  (1,413,906)     (1,266,937)        (450,493)       (324,827)
                                                 -----------     -----------     ------------    ------------
Distributions from realized capital gains:
   Institutional Class.........................      --              (15,918)         --              --
   Consumer Service Class......................      --              (19,997)         --              --
                                                 -----------     -----------     ------------    ------------
                                                     --              (35,915)         --              --
                                                 -----------     -----------     ------------    ------------
Capital Share Transactions:
 Proceeds from sale of shares:
   Institutional Class.........................    7,803,836       7,761,135       11,272,214      11,563,862
   Consumer Service Class......................    1,786,833       3,947,524          810,929         988,695
                                                 -----------     -----------     ------------    ------------
                                                   9,590,669      11,708,659       12,083,143      12,552,557
                                                 -----------     -----------     ------------    ------------
 Net asset value of shares issued in
   reinvestment of dividends and capital gains:
     Institutional Class.......................        1,786           1,300              393             148
     Consumer Service Class....................      508,352         535,770           43,375          38,252
                                                 -----------     -----------     ------------    ------------
                                                     510,138         537,070           43,768          38,400
                                                 -----------     -----------     ------------    ------------
 Cost of shares redeemed:
   Institutional Class.........................   (3,941,630)     (3,166,280)     (11,896,251)     (8,566,229)
   Consumer Service Class......................   (2,940,354)     (6,133,525)      (1,273,831)     (1,700,725)
                                                 -----------     -----------     ------------    ------------
                                                  (6,881,984)     (9,299,805)     (13,170,082)    (10,266,954)
                                                 -----------     -----------     ------------    ------------
Net increase (decrease) in net assets derived
 from capital share
 transactions..................................    3,218,823       2,945,924       (1,043,171)      2,324,003
                                                 -----------     -----------     ------------    ------------
Net increase in net assets.....................    5,574,813       1,194,802       11,944,871       2,601,139
Net Assets:
 Beginning of period...........................   27,744,479      26,549,677       47,213,704      44,612,565
                                                 -----------     -----------     ------------    ------------
 End of period.................................  $33,319,292     $27,744,479     $ 59,158,575    $ 47,213,704
                                                 ===========     ===========     ==============  ==============
Undistributed net investment income............      --              --               $99,463         $62,694
                                                                                       ======          ======


See accompanying notes to financial statements.

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS -- NOVEMBER 30, 1995

1. DESCRIPTION -- FMB Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, established as a Maryland corporation on September 20, 1991. The Corporation currently consists of four separate investment portfolios: FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund, and FMB Diversified Equity Fund (collectively, the "Funds"), each with two classes of shares known as the Institutional Class and the Consumer Service Class. These Funds commenced operations on December 2, 1991 and prior to that date had no operations other than organization matters and the sale to Furman Selz LLC, formerly known as Furman Selz Incorporated ("Furman Selz"), the Funds' Administrator, of 10,000, 1,000, 1,000 and 1,000 shares, respectively, of each of the Institutional Class Shares and the Consumer Service Class Shares of the FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund, and FMB Diversified Equity Fund, on November 26, 1991.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except that the Consumer Service Class Shares may bear a distribution charge not borne by the Institutional Class, and can bear different shareholder servicing, legal and printing expenses. In addition, the Consumer Service Class Shares are subject to a sales load. During the fiscal year ended November 30, 1995, the Consumer Service Class Shares paid no distribution charges and there were no other expenses different from the Institutional Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of the significant accounting policies followed by the Funds:

a. Security Valuation The FMB Money Market Fund uses the amortized cost method for valuing securities, which approximates market value. This method involves valuing the security at cost and then amortizing any discount or premium to par at maturity. There is no assurance that the FMB Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. Securities of the FMB Intermediate Government Income Fund, the FMB Michigan Tax-Free Bond Fund and the FMB Diversified Equity Fund for which market quotations are readily available are valued at the price quoted on the security's primary exchange as of the close of regular trading on the New York Stock Exchange. In the absence of market quotations, investments are valued at the latest quoted bid price. Fixed income securities may be valued on the basis of bids provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

     was 60 days or less or by amortizing to par at maturity their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days. Any other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Corporation's Board of Directors and in accordance with procedures adopted by the Board of Directors.

b. Investment Transactions Transactions are recorded on the trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are recorded on the ex-dividend date.

c. Federal Income Taxes Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

d. Dividends To Shareholders The FMB Money Market Fund, FMB Intermediate Government Income Fund and FMB Michigan Tax-Free Bond Fund each declares dividends of substantially all of its net investment income daily and pays those dividends monthly. The FMB Diversified Equity Fund declares and pays as a dividend substantially all of its net investment income quarterly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Dividends and distributions are recorded on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

e. Organization Expenses Costs incurred in connection with the organization and initial registration of the Corporation have been deferred and are being amortized over a sixty month period, beginning with each Fund's commencement of operations.

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

f. Determination of Net Asset Value and Allocation of Expenses Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Corporation in relation to the net assets of each Fund, equally among the Funds, or in relation to the number of shareholder accounts. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets attributable to each class at the beginning of each day.

3. ADVISER -- FMB-Trust, formerly FMB-Financial Group, a wholly-owned subsidiary of First Michigan Bank Corporation, is the Funds' Adviser. First Michigan Bank Corporation is the Funds' Sub-Adviser. The Sub-Adviser is paid by the Adviser.

Pursuant to the Advisory Contracts, the Adviser manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. The terms of the Advisory Contracts provide for annual fees at the following percentages of average daily net assets.

For the FMB Money Market Fund:

0.35% of first $500 million in average net assets;

0.30% of next $500 million in average net assets; and

0.25% of average net assets over $1 billion.

For the FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund, and FMB Diversified Equity Fund, 0.45%, 0.55%, and 1.00%, of average daily net assets, respectively.

Certain of the states in which shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, the Adviser will pay or reimburse the Funds for expenses to meet these limitations to the extent of advisory fees earned for the fiscal year. In the most restrictive state, aggregate annual expenses shall not exceed two and one-half percent (2 1/2%) of the first $30 million of average net assets, two percent (2%) of the next $70 million of average net assets and one and one-half percent (1 1/2%) of the remaining average net assets of the Fund. For the year ended November 30, 1995, no reimbursement of expenses was required to meet these limitations.

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

4. ADMINISTRATOR -- During the fiscal year ended November 30, 1995, pursuant to Administrative Services Contracts, Furman Selz provided management and administrative services necessary for the operations of the Funds, furnished office space and facilities required to conduct the business of the Funds and paid the compensation of the Corporation's officers affiliated with Furman Selz. The terms of the Administrative Services Contracts provided for annual fees of 0.15% of average daily net assets of each Fund.

5. OTHER TRANSACTIONS WITH AFFILIATES -- During the fiscal year ended November 30, 1995, Furman Selz was the transfer agent for the Funds. Under a Service Agreement, Furman Selz provided personnel and facilities to perform shareholder servicing and transfer agency related services. Furman Selz received a per account fee and reimbursement for out of pocket expenses in connection with shareholder servicing. For the year ended November 30, 1995, Furman Selz received per account shareholder servicing fees of $11,421, $6,773, $6,315, and $10,083, respectively, from the FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund, and FMB Diversified Equity Fund, respectively.

Furman Selz also provided fund accounting services to the Funds. The Funds each paid $2,500 per month to Furman Selz for performing fund accounting. Furman Selz was also reimbursed for out of pocket expenses relating to fund accounting.

During the fiscal year ended November 30, 1995, the Funds were distributed by Macatawa Distributor, Inc. (the "Distributor"), which is a wholly-owned subsidiary of Furman Selz. Under a Distribution Plan adopted by the Funds under Rule 12b-1 of the Investment Company Act of 1940, each Fund is permitted, with respect to the Consumer Service Class, to reimburse the Distributor monthly for costs and expenses in connection with the distribution of shares. This reimbursement is limited to 0.35% of the average daily net assets of the Consumer Service Class for the FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund and FMB Diversified Equity Fund. In the case of the FMB Money Market Fund, the limit is 0.25% of the average daily net assets of the Consumer Service Class. For the year ended November 30, 1995, no distribution expenses were incurred or reimbursed by the Funds to the Distributor.

6. REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Directors. The Funds' policy is to receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to the dollar amount invested by that Fund in each agreement, and the Fund will make payment on the repurchase agreement only upon physical delivery or upon evidence of book entry transfer to the account of the

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

custodian of such securities as collateral. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

7. CONCENTRATION OF CREDIT RISK -- The FMB Michigan Tax-Free Bond Fund invests substantially all of its assets in a varied portfolio of debt obligations issued by the State of Michigan and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the State of Michigan.

8. SECURITY TRANSACTIONS -- The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended November 30, 1995 were as follows:

                                                                   U.S. GOVERNMENT
                                  COMMON STOCKS AND BONDS            OBLIGATIONS
                                 --------------------------   --------------------------
                                  COST OF     PROCEEDS FROM    COST OF     PROCEEDS FROM
                                 SECURITIES    SECURITIES     SECURITIES    SECURITIES
                                 PURCHASED        SOLD        PURCHASED        SOLD
                                 ----------   -------------   ----------   -------------
FMB Intermediate
  Government Income Fund.......      --            --         $32,204,078   $51,041,651
FMB Michigan Tax-Free Bond
  Fund.........................  $12,800,962   $10,044,932        --            --
FMB Diversified Equity Fund....   9,574,093     11,384,127        --            --

Unrealized appreciation and depreciation at November 30, 1995 based on cost of securities for Federal income tax purposes is as follows:

                                             GROSS            GROSS              NET
                                           UNREALIZED       UNREALIZED        UNREALIZED
                                          APPRECIATION     DEPRECIATION      APPRECIATION
                                          ------------     ------------     --------------
FMB Intermediate Government Income
  Fund................................     $2,701,625       $   77,730        $2,623,895
FMB Michigan Tax-Free
  Bond Fund...........................      1,334,366            1,631         1,332,735
FMB Diversified Equity Fund...........     14,998,343          248,477        14,749,866

9. FEDERAL INCOME TAX STATUS -- At November 30, 1995, the FMB Money Market Fund had capital loss carryforwards of $88,000 available through the year 2003 to offset future realized capital gains.

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

At November 30, 1995, FMB Intermediate Government Income Fund had capital loss carryforwards of $1,796,589 available through the year 2003 to offset future realized capital gains. To reflect reclassifications arising from permanent book/tax differences for the year ended November 30, 1995, distributions in excess of net investment income was credited $100,533 and additional paid-in capital was charged $100,533.

Capital losses incurred after October 31, 1995 within the fiscal year ended November 30, 1995 are deemed to arise on the first business day of the following fiscal year. The FMB Intermediate Government Income Fund incurred and will elect to defer post October capital losses of $4,836.

At November 30, 1995, the FMB Michigan Tax-Free Bond Fund had capital loss carryforwards of $114,710, available through the year 2003 to offset realized capital gains.

During the fiscal year ended November 30, 1995, the FMB Diversified Equity Fund utilized $538,807 of capital loss carryforwards. The Fund has remaining capital loss carryforwards of $230,696 available through the year 2003 to offset future realized capital gains.

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

10. CAPITAL SHARE TRANSACTIONS -- The Corporation is authorized to issue 10 billion shares of capital stock with a par value of $.001. Transactions in shares of the Funds for the years ended November 30, 1994 and November 30, 1995 were as follows:

                                         FMB MONEY                    FMB INTERMEDIATE
                                        MARKET FUND                GOVERNMENT INCOME FUND
                                ----------------------------    ----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                    1995            1994            1995            1994
                                ------------    ------------    ------------    ------------
INSTITUTIONAL CLASS
Shares sold..................    269,856,183     194,419,964      3,546,780       4,156,835
Shares issued in reinvestment
  of dividends from net
  investment income..........        143,737         406,142             66             347
                                ------------    ------------    ------------    ------------
                                 269,999,920     194,826,106      3,546,846       4,157,182
Shares redeemed..............   (286,105,170)   (156,972,964)    (4,297,423)     (2,321,846)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
  shares.....................    (16,105,250)     37,853,142       (750,577)      1,835,336
                                =============   =============   ===========     ===========
CONSUMER SERVICE CLASS
Shares sold..................     32,067,014       9,129,509         33,551         173,721
Shares issued in reinvestment
  of dividends from net
  investment income..........        544,025          96,793         43,087          47,859
                                ------------    ------------    ------------    ------------
                                  32,611,039       9,226,302         76,638         221,580
Shares redeemed..............    (22,236,403)     (3,556,407)      (339,113)       (254,854)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
  shares.....................     10,374,636       5,669,895       (262,475)        (33,274)
                                =============   =============   ===========     ===========

FMB FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED) -- NOVEMBER 30, 1995

10.  CAPITAL SHARE TRANSACTIONS -- (CONTINUED)

                                     FMB MICHIGAN TAX-FREE              FMB DIVERSIFIED
                                           BOND FUND                      EQUITY FUND
                                  ----------------------------    ----------------------------
                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                  NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                      1995            1994            1995            1994
                                  ------------    ------------    ------------    ------------
INSTITUTIONAL CLASS
Shares sold....................      742,385         751,102         878,764        1,009,176
Shares issued in reinvestment
  of dividends from net
  investment income............          172             126              31               13
                                  ------------    ------------    ------------    ------------
                                     742,557         751,228         878,795        1,009,189
Shares redeemed................     (377,678)       (306,890)       (914,223)        (744,382)
                                  ------------    ------------    ------------    ------------
Net increase in shares.........      364,879         444,338         (35,428)         264,807
                                  ===========     ===========     ===========     ===========
CONSUMER SERVICE CLASS
Shares sold....................      173,587         378,579          62,281           86,281
Shares issued in reinvestment
  of dividends from net
  investment income and
  realized capital gains.......       48,416          51,640           3,387            3,366
                                  ------------    ------------    ------------    ------------
                                     222,003         430,219          65,668           89,647
Shares redeemed................     (280,866)       (593,492)       (101,728)        (148,968)
                                  ------------    ------------    ------------    ------------
Net decrease in shares.........      (58,863)       (163,273)        (36,060)         (59,321)
                                  ===========     ===========     ===========     ===========

FMB FUNDS, INC.
FINANCIAL HIGHLIGHTS

                                                                  FMB MONEY MARKET FUND
                        ---------------------------------------------------------------------------------------------------------
                               YEAR ENDED                 YEAR ENDED                 YEAR ENDED                PERIOD ENDED
                           NOVEMBER 30, 1995          NOVEMBER 30, 1994          NOVEMBER 30, 1993          NOVEMBER 30, 1992*
                        ------------------------   ------------------------   ------------------------   ------------------------
     FOR A SHARE                        CONSUMER                   CONSUMER                   CONSUMER                   CONSUMER
     OUTSTANDING        INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
THROUGHOUT EACH PERIOD      CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS
----------------------  -------------   --------   -------------   --------   -------------   --------   -------------   --------
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of
  Period..............       $1.000      $1.000         $1.000      $1.000        $1.000       $1.000        $1.000       $1.000
                            -------      ------        -------      ------      --------       ------      --------       ------
Income from Investment
  Operations:
  Net investment
    income............        0.051       0.051          0.035       0.035         0.029        0.029         0.036        0.035
                            -------      ------        -------      ------      --------       ------      --------       ------
Less dividends from
  net investment
  income..............       (0.051)     (0.051)        (0.035)     (0.035)       (0.029)      (0.029)       (0.036)      (0.035)
                            -------      ------        -------      ------      --------       ------      --------       ------
Net Asset Value, End
  of Period...........       $1.000      $1.000         $1.000      $1.000        $1.000       $1.000        $1.000       $1.000
                            =======      ======        =======      ======      ========       ======      ========       ======
Total Return (not
  reflecting sales
  load)...............        5.28%       5.28%          3.51%       3.51%         2.97%        2.97%         3.78%        3.67%
Ratios/Supplemental
  Data:
  Net Assets, End of
    Period (000's)....      $87,238     $17,489       $103,301      $7,154       $65,448       $1,485       $58,596         $208
  Ratios of Net
    Expenses to
    Average Net
    Assets............        0.65%       0.65%          0.68%       0.68%         0.32%        0.32%         0.27%        0.39%
  Ratios of Expenses
    before
    effect of
    waivers...........        0.65%       0.65%          0.70%       0.70%         0.68%        0.68%         0.91%        1.03%
  Ratios of Net
    Investment Income
    to Average Net
    Assets............        5.16%       5.16%          3.46%       3.46%         2.91%        2.91%         3.59%        3.46%

---------------
* Fund Commenced Operations on December 2, 1991.

FMB FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         FMB INTERMEDIATE GOVERNMENT INCOME FUND
                        ---------------------------------------------------------------------------------------------------------
                               YEAR ENDED                 YEAR ENDED                 YEAR ENDED                PERIOD ENDED
                           NOVEMBER 30, 1995          NOVEMBER 30, 1994          NOVEMBER 30, 1993          NOVEMBER 30, 1992*
                        ------------------------   ------------------------   ------------------------   ------------------------
     FOR A SHARE                        CONSUMER                   CONSUMER                   CONSUMER                   CONSUMER
      OUTSTANDING       INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
THROUGHOUT EACH PERIOD      CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS
----------------------  -------------   --------   -------------   --------   -------------   --------   -------------   --------
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of
  Period..............        $9.66       $9.66         $10.46      $10.46         $10.10      $10.10        $10.00       $10.00
                            -------      ------        -------      ------        -------      ------       -------       ------
Income from Investment
  Operations:
  Net investment
    income............         0.61        0.61           0.57        0.57           0.59        0.59          0.60         0.58
  Net gain (loss) on
    securities (both
    realized and
    unrealized).......         0.58        0.58          (0.80)      (0.80)          0.36        0.36          0.10         0.10
                            -------      ------        -------      ------        -------      ------       -------       ------
  Total from
    Investment
    Operations........         1.19        1.19          (0.23)      (0.23)          0.95        0.95          0.70         0.68
                            -------      ------        -------      ------        -------      ------       -------       ------
Less Distributions:
  Dividends from net
    investment
    income............        (0.61)      (0.61)         (0.57)      (0.57)         (0.59)      (0.59)        (0.60)       (0.58)
                            -------      ------        -------      ------        -------      ------       -------       ------
Net Asset Value, End
  of Period...........       $10.24      $10.24          $9.66       $9.66         $10.46      $10.46        $10.10       $10.10
                           ========      ======       ========      ======       ========      ======       =======       ======
Total Return (not
  reflecting sales
  load)...............       12.64%      12.64%         (2.23%)     (2.23%)         9.60%       9.60%         7.10%        6.95%
Ratios/Supplemental
  Data:
  Net Assets, End of
    Period (000's)....     $114,646      $7,610       $115,449      $9,718       $105,820     $10,872       $81,371       $5,440
  Ratios of Net
    Expenses to
    Average Net
    Assets............        0.78%       0.78%          0.83%       0.83%          0.50%       0.50%         0.43%        0.61%
  Ratios of Expenses
    before effect of
    waivers...........        0.78%       0.78%          0.85%       0.85%          0.78%       0.78%         0.90%        1.08%
  Ratios of Net
    Investment Income
    to Average Net
    Assets............        6.09%       6.09%          6.45%       6.45%          5.66%       5.66%         5.85%        5.67%
  Portfolio Turnover
    Rate..............          27%         27%            20%         20%            17%         17%           29%          29%

---------------
* Fund Commenced Operations on December 2, 1991.

FMB FUNDS, INC.

                                                             FMB MICHIGAN TAX-FREE BOND FUND
                        ---------------------------------------------------------------------------------------------------------
                               YEAR ENDED                 YEAR ENDED                 YEAR ENDED                PERIOD ENDED
                           NOVEMBER 30, 1995          NOVEMBER 30, 1994          NOVEMBER 30, 1993          NOVEMBER 30, 1992*
                        ------------------------   ------------------------   ------------------------   ------------------------
     FOR A SHARE                        CONSUMER                   CONSUMER                   CONSUMER                   CONSUMER
      OUTSTANDING       INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
THROUGHOUT EACH PERIOD      CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS
----------------------  -------------   --------   -------------   --------   -------------   --------   -------------   --------
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of
  Period..............       $9.97        $9.97        $10.61       $10.61        $10.24       $10.24        $10.00       $10.00
                          --------       ------      --------       ------      --------       ------      --------       ------
Income from Investment
  Operations:
  Net investment
    income............        0.49         0.49          0.47         0.47          0.49         0.49          0.48         0.46
  Net gain (loss) on
    securities (both
    realized and
    unrealized).......        0.82         0.82         (0.63)       (0.63)         0.37         0.37          0.24         0.24
                          --------       ------      --------       ------      --------       ------      --------       ------
  Total from
    Investment
    Operations........        1.31         1.31         (0.16)       (0.16)         0.86         0.86          0.72         0.70
                          --------       ------      --------       ------      --------       ------      --------       ------
Less Distributions:
  Dividends from net
    investment
    income............       (0.49)       (0.49)        (0.47)       (0.47)        (0.49)       (0.49)        (0.48)       (0.46)
  Realized capital
    gains.............      --            --            (0.01)       (0.01)       --            --           --            --
                          --------       ------      --------       ------      --------       ------      --------       ------
Net Asset Value, End
  of Period...........      $10.79       $10.79         $9.97        $9.97        $10.61       $10.61        $10.24       $10.24
                          ========       ======      ========       ======      ========       ======      ========       ======
Total Return (not
  reflecting sales
  load)...............      13.21%       13.21%        (1.49%)      (1.49%)        8.53%        8.53%         7.29%        7.17%
Ratios/Supplemental
  Data:
  Net Assets, End of
    Period (000's)....     $20,700      $12,619       $15,495      $12,249       $11,779      $14,771        $6,043       $4,572
  Ratios of Net
    Expenses to
    Average Net
    Assets............       0.70%        0.70%         0.51%        0.51%         0.35%        0.35%         0.29%        0.46%
  Ratios of Expenses
    before effect
    of waivers/
    reimbursements....       1.18%        1.18%         1.19%        1.19%         1.38%        1.38%         2.55%        2.72%
  Ratios of Net
    Investment Income
    to Average Net
    Assets............       4.62%        4.62%         4.50%        4.50%         4.59%        4.59%         4.68%        4.50%
  Portfolio Turnover
    Rate..............         35%          35%           22%          22%           13%          13%           30%          30%

---------------
* Fund Commenced Operations on December 2, 1991.

FMB FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               FMB DIVERSIFIED EQUITY FUND
                        ---------------------------------------------------------------------------------------------------------
                               YEAR ENDED                 YEAR ENDED                 YEAR ENDED                PERIOD ENDED
                           NOVEMBER 30, 1995          NOVEMBER 30, 1994          NOVEMBER 30, 1993          NOVEMBER 30, 1992*
                        ------------------------   ------------------------   ------------------------   ------------------------
     FOR A SHARE                        CONSUMER                   CONSUMER                   CONSUMER                   CONSUMER
     OUTSTANDING        INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
THROUGHOUT EACH PERIOD      CLASS        CLASS         CLASS        CLASS         CLASS        CLASS         CLASS        CLASS
----------------------  -------------   --------   -------------   --------   -------------   --------   -------------   --------
PER SHARE OPERATING
  PERFORMANCE
Net Asset Value,
  Beginning of
  Period..............      $11.44       $11.44        $11.37       $11.37        $11.61       $11.61        $10.00       $10.00
                          --------       ------      --------       ------      --------       ------      --------       ------
Income from Investment
  Operations:
  Net investment
    income............        0.12         0.12          0.07         0.07          0.09         0.09          0.12         0.10
  Net gain (loss) on
    securities (both
    realized and
    unrealized).......        3.13         3.13          0.08         0.08         (0.25)       (0.25)         1.60         1.60
                          --------       ------      --------       ------      --------       ------      --------       ------
  Total from
    Investment
    Operations........        3.25         3.25          0.15         0.15         (0.16)       (0.16)         1.72         1.70
                          --------       ------      --------       ------      --------       ------      --------       ------
Less Distributions:
  Dividends from net
    investment
    income............       (0.11)       (0.11 )       (0.08)       (0.08)         (.08)        (.08)        (0.11)       (0.09)
                          --------       ------      --------       ------      --------       ------      --------       ------
Net Asset Value, End
  of Period...........      $14.58       $14.58        $11.44       $11.44        $11.37       $11.37        $11.61       $11.61
                          ========       ======      ========       ======      ========       ======      ========       ======
Total Return (not
  reflecting sales
  load)...............      28.54%       28.54%         1.34%        1.34%        (1.40%)      (1.40%)       17.31%       17.16%
Ratios/Supplemental
  Data:
 Net Assets, End of
   Period (000's).....     $53,325       $5,833       $42,229       $4,985       $38,979       $5,634       $29,596       $3,377
  Ratios of Net
    Expenses to
    Average Net
    Assets............       1.50%        1.50%         1.61%        1.61%         1.50%        1.50%         1.42%        1.64%
  Ratios of Expenses
    before effect of
    waivers/
    reimbursements:...       1.50%        1.50%         1.61%        1.61%         1.53%        1.53%         2.05%        2.29%
  Ratios of Net
    Investment Income
    to Average Net
    Assets............       0.92%        0.92%         0.69%        0.69%         0.82%        0.82%         1.12%        0.97%
  Portfolio Turnover
    Rate..............         20%          20%           49%          49%           22%          22%            5%           5%

---------------

* Fund Commenced Operations on December 2, 1991.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
FMB Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan Tax-Free Bond Fund and FMB Diversified Equity Fund, separately managed portfolios of FMB Funds, Inc. (the "Corporation"), at November 30, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York 10036
January 18, 1996

                                    APPENDIX

     The following is a description of the ratings assigned by Moody's and S&P to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

CORPORATE AND MUNICIPAL BONDS

     Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER

     Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation. S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

MUNICIPAL NOTES

     Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades. S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

                                     PART C

                               OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements:
      (1)   Financial information included in Part A, the Prospectus:
            FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan
            Tax-Free Bond Fund, FMB Diversified Equity Fund (Institutional Class):
            -- Financial Highlights for the fiscal years ended November 30, 1995, November 30,
            1994 and November 30, 1993 and for the period December 2, 1991 (commencement of operations) through November 30, 1992.
            FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan
            Tax-Free Bond Fund, FMB Diversified Equity Fund (Consumer Service Class):
            -- Financial Highlights for the fiscal years ended November 30, 1995, November 30,
            1994 and November 30, 1993 and for the period December 2, 1991 (commencement of operations) through November 30, 1992.
      (2)   Financial Statements included in Part B, the Statement of Additional Information:
            FMB Money Market Fund, FMB Intermediate Government Income Fund, FMB Michigan
            Tax-Free Bond Fund, FMB Diversified Equity Fund (Both Classes):
            -- Report of Independent Accountants dated January 18, 1996
            -- Portfolios of Investments at November 30, 1995
            -- Statement of Assets and Liabilities at November 30, 1995
            -- Statement of Operations for the fiscal year ended November 30, 1995
            -- Statement of Changes in Net Assets for the fiscal years ended November 30, 1995 and November 30, 1994
            -- Notes to Financial Statements
            -- Financial Highlights for the fiscal years ended November 30, 1995, November 30,
            1994 and November 30, 1993 and for the period December 2, 1991 (commencement of operations) through November 30, 1992.
(b) Exhibits:
      (1)   Articles of Incorporation of the Registrant (Previously filed as an exhibit to
            Pre-Effective Amendment No. 2 to Registration Statement No. 33-42939 on November
            29, 1991 and incorporated herein by reference).
      (2)   By-Laws of the Registrant (Previously filed as an exhibit to Pre-Effective
            Amendment No. 2 to Registration Statement No. 33-42939 on November 29, 1991 and
            incorporated herein by reference).
      (3)   Not applicable.
      (4)   Not applicable.
(5)(a)(i)   Advisory Contract with FMB-Financial Group on behalf of the FMB Money Market Fund
            (Previously filed as an exhibit to Post Effective Amendment No. 2 to Registration
            Statement No. 33-42939 on February 24, 1993 and incorporated herein by reference).
     (ii)   Advisory Contract with FMB-Financial Group on behalf of the FMB Intermediate
            Government Income Fund (Previously filed as an exhibit to Post Effective Amendment
            No. 2 to Registration Statement No. 33-42939 on February 24, 1993 and incorporated herein by reference).
    (iii)   Advisory Contract with FMB-Financial Group on behalf of the FMB Michigan Tax-Free
            Bond Fund (Previously filed as an exhibit to Post Effective Amendment No. 2 to
            Registration Statement No. 33-42939 on February 24, 1993 and incorporated herein by reference).

     (iv)   Advisory Contract with FMB-Financial Group on behalf of the FMB Diversified Equity
            Fund (Previously filed as an exhibit to Post Effective Amendment No. 2 to
            Registration Statement No. 33-42939 on February 24, 1993 and incorporated herein by reference).
   (b)(i)   Sub-Advisory Contract with First Michigan Bank Corporation on behalf of FMB Money
            Market Fund (Previously filed as an exhibit to Post Effective Amendment No. 2 to
            Registration Statement No. 33-42939 on February 24, 1993 and incorporated herein by reference).
     (ii)   Sub-Advisory Contract with First Michigan Bank Corporation on behalf of FMB
            Intermediate Government Income Fund (Previously filed as an exhibit to Post
            Effective Amendment No. 2 to Registration Statement No. 33-42939 on February 24,
            1993 and incorporated herein by reference).
    (iii)   Sub-Advisory Contract with First Michigan Bank Corporation on behalf of FMB
            Michigan Tax-Free Bond Fund (Previously filed as an exhibit to Post Effective
            Amendment No. 2 to Registration Statement No. 33-42939 on February 24, 1993 and
            incorporated herein by reference).
     (iv)   Sub-Advisory Contract with First Michigan Bank Corporation on behalf of FMB
            Diversified Equity Fund (Previously filed as an exhibit to Post Effective
            Amendment No. 2 to Registration Statement No. 33-42939 on February 24, 1993 and
            incorporated herein by reference).
   (6)(a)   Form of Distribution Agreement between SEI Financial Services Company and FMB
            Funds, Inc.
      (7)   Not applicable.
      (8)   Custodian Contract with The First National Bank of Chicago on behalf of a Fund
            (Previously filed as an exhibit to Post Effective Amendment No. 1 to Registration
            Statement No. 33-42939 on May 29, 1992 and incorporated herein by reference).
      (9)   Form of Administration Agreement with SEI Financial Management Corporation.
     (10)   Opinion and Consent of Counsel (Previously filed as an exhibit to Pre-Effective
            Amendment No. 2 to Registration Statement No. 33-42939 on November 29, 1991 and
            incorporated herein by reference).
  (11)(a)   Report of Independent Accountants.
      (b)   Consent of Independent Accountants.
     (12)   Not applicable.
     (13)   Initial seed capital agreement (Previously filed as an exhibit to Pre-Effective
            Amendment No. 2 to Registration Statement No. 33-42939 on November 29, 1991 and
            incorporated herein by reference).
     (14)   Not applicable.
  (15)(a)   Distribution Plan on behalf of the FMB Money Market Fund (Previously filed as an exhibit to Post Effective Amendment No. 1 to Registration Statement No. 33-42939
            on May 29, 1992 and incorporated herein by reference).
      (b)   Distribution Plan on behalf of the FMB Intermediate Government Income Fund
            Previously filed as an exhibit to Post Effective Amendment No. 1 to Registration
            Statement No. 33-42939 on May 29, 1992 and incorporated herein by reference).
      (c)   Distribution Plan on behalf of the FMB Michigan Tax-Free Bond Fund (Previously filed as an exhibit to Post Effective Amendment No. 1 to Registration Statement
            No. 33-42939 on May 29, 1992 and incorporated herein by reference).
      (d)   Distribution Plan on behalf of the FMB Diversified Equity Fund (Previously filed as an exhibit to Post Effective Amendment No. 1 to Registration Statement No.
            33-42939 on May 29, 1992 and incorporated herein by reference).

     (16)   Schedule of Performance Computation (Previously filed as an exhibit to Post
            Effective Amendment No. 4 to Registration Statement No. 33-42939 on March 30, 1995
            and incorporated herein by reference).
     (17)   Powers of Attorney (Previously filed as an exhibit to Pre-Effective Amendment No.
            2 to Registration Statement No. 33-42939 on November 29, 1991 and incorporated herein by reference).
     (18)   Expert's Report on Net Asset Valuation Procedures (Previously filed as an exhibit to Pre-Effective Amendment No. 2 to Registration Statement No. 33-42939 on
            November 29, 1991 and incorporated herein by reference).
     (19)   Form of Multiclass Plan Pursuant to Rule 18f-3 Under the Investment Company Act of
            1940, as amended dated March 29, 1995. (Previously filed as an exhibit to
            Post-Effective Amendment No. 4 to Registration Statement No. 33-42939 on March 30,
            1995 and incorporated herein by reference).
     (20)   Financial Data Schedules.
 ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
            No person is controlled by or under common control with Registrant.
 ITEM 26.   NUMBER OF HOLDERS OF SECURITIES
            As of February 12, 1996, the number of shareholders of each class of securities of the Registrant was as follows:
                                                                                      NUMBER OF
              TITLE OF CLASS                                                       RECORD HOLDERS
              The Money Market Fund
              Consumer Service Class.....................................................1,259
              Institutional Class............................................................6
              The Intermediate Government Income Fund
              Consumer Service Class.......................................................398
              Institutional Class............................................................6
              The Michigan Tax-Free Bond Fund
              Consumer Service Class.......................................................372
              Institutional Class............................................................5
              The Diversified Equity Fund
              Consumer Service Class.......................................................725
              Institutional Class............................................................5
 ITEM 27.   INDEMNIFICATION.


     Section 4 of Article VI of the Registrant's Articles of Incorporation provides:

     The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

     To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     FMB-Trust is a wholly-owned subsidiary of First Michigan Bank Corporation and serves as investment adviser to all of the Registrant's investment portfolios. First Michigan Bank Corporation serves as investment sub-adviser to all of the Registrant's investment portfolios.



     To the knowledge of the Registrant, none of the directors or executive officers of FMB-Trust or First Michigan Bank Corporation except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and executive officers of FMB-Trust or First Michigan Bank Corporation who are or during the past two fiscal years have been engaged in any other business, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee.


Principal Business(es)
During at Least the Last Two Fiscal Years


        NAME                                         POSITION
---------------------        ---------------------------------------------------------
Stanley P. Roberts           Director & President, Vice President, Investments, First
                             Michigan Bank Corporation
Thomas J. Schreuder          Director & Secretary, AVP Business Coordinator, and
                             Treasurer, First Michigan Bank Corporation


ITEM 29.   PRINCIPAL UNDERWRITERS


     (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adivser.

     Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:



    SEI Daily Income Trust                     July 15, 1982
    SEI Liquid Asset Trust                     November 29, 1982
    SEI Tax Exempt Trust                       December 3, 1982
    SEI Index Funds                            July 10, 1985
    SEI Institutional Managed Trust            January 22, 1987
    SEI International Trust                    August 30, 1988
    Stepstone Funds                            January 30, 1991
    The Advisors' Inner Circle Fund            November 14, 1991
    The Pillar Funds                           February 28, 1992
    CUFUND                                     May 1, 1992
    STI Classic Funds                          May 29, 1992
    CoreFunds, Inc.                            October 30, 1992
    First American Funds, Inc.                 November 1, 1992
    First American Investment Funds, Inc.      November 1, 1992
    The Arbor Fund                             January 28, 1993
    1784 Funds                                 June 1, 1993
    The PBHG Funds, Inc.                       July 16, 1993
    Marquis Funds                              August 17, 1993
    Morgan Grenfell Investment Trust           January 3, 1994
    Inventor Funds, Inc.                       August 1, 1994
    The Achievement Funds Trust                December 27, 1994
    Insurance Investment Products Trust        December 30, 1994
    Bishop Street Funds                        January 27, 1995
    CrestFunds, Inc.                           March 1, 1995
    Conestoga Family of Funds                  May 1, 1995
    STI Classic Variable Trust                 August 18, 1995
    ARK Funds                                  November 1, 1995
    Monitor Funds                              January 11, 1996



     SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").



     (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.



                                   POSITION AND OFFICE WITH       POSITIONS AND OFFICES
             NAME                        UNDERWRITER                 WITH REGISTRANT
------------------------------  ------------------------------    ---------------------
Alfred P. West, Jr.             Director, Chairman & Chief                 --
                                  Executive Officer
Henry H. Greer                  Director, President & Chief                --
                                  Operating Officer
Carmen V. Romeo                 Director, Executive Vice                   --
                                  President & Treasurer
Gilbert L. Beebower             Executive Vice President                   --
Richard B. Lieb                 Executive Vice President                   --
Charles A. Marsh                Executive Vice President --                --
                                  Capital Resources Division
Leo J. Dolan, Jr.               Senior Vice President                      --

                                   POSITION AND OFFICE WITH       POSITIONS AND OFFICES
             NAME                        UNDERWRITER                 WITH REGISTRANT
------------------------------  ------------------------------    ---------------------
Carl A. Guarino                 Senior Vice President                      --
Jerome Hickey                   Senior Vice President                      --
David G. Lee                    Senior Vice President                   President
William Madden                  Senior Vice President                      --
A. Keith McDowell               Senior Vice President                      --
Dennis J. McGonigle             Senior Vice President                      --
Hartland J. McKeown             Senior Vice President                      --
James V. Morris                 Senior Vice President                      --
Steven Onofrio                  Senior Vice President                      --
Kevin P. Robins                 Senior Vice President, General             --
                                Counsel & Secretary
Robert Wagner                   Senior Vice President                      --
Patrick K. Walsh                Senior Vice President                      --
Kenneth Zimmer                  Senior Vice President                      --
Robert Crudup                   Managing Director                          --
Vic Galef                       Managing Director                          --
Kim Kirk                        Managing Director                          --
John Krzeminski                 Managing Director                          --
Carolyn McLaurin                Managing Director & Vice                   --
                                President
Barbara Moore                   Managing Director                          --
Donald Pepin                    Managing Director                          --
Mark Samuels                    Managing Director                          --
Wayne M. Withrow                Managing Director                          --
Mick Duncan                     Team Leader                                --
Robert S. Ludwig                Team Leader & Vice President               --
Vicki Malloy                    Team Leader                                --
Robert Aller                    Vice President                             --
Steve Bendinelli                Vice President                             --
Cris Brookmyer                  Vice President & Controller                --
Gordon W. Carpenter             Vice President                             --
Robert B. Carroll               Vice President & Assistant                 --
                                Secretary
Todd Cipperman                  Vice President & Assistant
                                Secretary
Ed Daly                         Vice President                             --
Jeff Drennen                    Vice President                             --
Lucinda Duncalfe                Vice President                             --
Kathy Heilig                    Vice President                             --
Larry Hutchison                 Vice President                             --
Michael Kantor                  Vice President                             --
Samuel King                     Vice President                             --
Donald H. Korytowski            Vice President                             --
Jack May                        Vice President                             --
Sandra K. Orlow                 Vice President & Assistant                 --
                                Secretary
Larry Pokora                    Vice President                             --
Kim Rainey                      Vice President                             --

                                   POSITION AND OFFICE WITH       POSITIONS AND OFFICES
             NAME                        UNDERWRITER                 WITH REGISTRANT
------------------------------  ------------------------------    ---------------------
Paul Sachs                      Vice President                             --
Steve Smith                     Vice President                             --
Daniel Spaventa                 Vice President                             --
Kathryn L. Stanton              Vice President & Assistant                 --
                                Secretary
William Zawaski                 Vice President                             --
James Dougherty                 Director of Brokerage Services             --



     (c) Not applicable.


ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at one or more of the following offices: SEI Financial Management Corporation, 680 Swedesford Road, Wayne, Pennsylvania 19087; or at FMB-Trust, One Financial Plaza, Holland, Michigan 49423.

ITEM 31.   MANAGEMENT SERVICES

     Other than as set forth under the captions "Management of the Funds" and "Other Information" in the Prospectuses constituting Part A of the Registration Statement and "Management" and "Custodian" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.   UNDERTAKINGS

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 5 to the Registration Statement to be signed in its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York on the 21st day of February, 1996.


                                          FMB FUNDS, INC.

                                          By:       /s/ JOHN J. PILEGGI
                                            ------------------------------------
                                                (JOHN J. PILEGGI, PRESIDENT)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                TITLE                       DATE
------------------------------------------    ----------------------------    ------------------
                                                President and Treasurer       February 21, 1996
                                              (Principal Executive Officer
                                                and Principal Financial
           /s/ JOHN J. PILEGGI                          officer)
------------------------------------------

                    *                                   Director              February 21, 1996
------------------------------------------
           (VALERIE T. AMBROSE)

                    *                                   Director              February 21, 1996
------------------------------------------
           (WILLIAM K. ANDERSON

                    *                                   Director              February 21, 1996
------------------------------------------
          (TIMOTHY C. MORAWSKI)

                    *                                   Director              February 21, 1996
------------------------------------------
          (MICHAEL R. MUCCIOLO)

         *By: /s/ JOHN J. PILEGGI
------------------------------------------
          (AS ATTORNEY-IN-FACT)

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                        DESCRIPTION
-------   -----------------------------------------------------------------------------------
(6)(a)    Form of Distribution Agreement between SEI Financial Services Company and FMB
          Funds, Inc.
(9)(a)    Form of Administration Agreement with SEI Financial Management Corporation
(11)(b)   Consent of Independent Accountants
(20)      Financial Data Schedules